As filed with the Securities and Exchange
                  Commission on August 29, 2003

                                               File Nos. 33-34001
                                                         811-6068

                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.

                 Post-Effective Amendment No. 24            X

                              and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                             OF 1940

                         Amendment No. 24                   X

          ALLIANCEBERNSTEIN INSTITUTIONAL RESERVES, INC.
        (Exact Name of Registrant as Specified in Charter)

      1345 Avenue of the Americas, New York, New York 10105
        (Address of Principal Executive Office) (Zip Code)

             Registrant's Telephone Number, including
                    Area Code: (800) 221-5672

                      EDMUND P. BERGAN, JR.
                 Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                     New York, New York l0105
             (Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

_____     immediately upon filing pursuant to paragraph (b)
  X       on August 29, 2003 pursuant to paragraph (b)
_____
_____     60 days after filing pursuant to paragraph (a)(1)
_____     on (date) pursuant to paragraph (a)(1)
_____     75 days after filing pursuant to paragraph (a)(2)
_____     on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ALLIANCEBERNSTEIN INSTITUTIONAL RESERVES


o  PRIME PORTFOLIO

o  GOVERNMENT PORTFOLIO

o  TREASURY PORTFOLIO

o  TAX-FREE PORTFOLIO

o  CALIFORNIA TAX-FREE PORTFOLIO

o  NEW YORK TAX-FREE PORTFOLIO





PROSPECTUS
CLASS A SHARES
SEPTEMBER 2, 2003




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

AllianceBernstein Institutional Reserves, Inc. consists of seven distinct Portfolios. This prospectus describes the Class A shares of six of the Portfolios--the Prime Portfolio, Government Portfolio, Treasury Portfolio, Tax-Free Portfolio, California Tax-Free Portfolio and New York Tax-Free Portfolio. The Portfolios' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.


-------------------------------------------------------------------------------
RISK/RETURN SUMMARY
-------------------------------------------------------------------------------


The following is a summary of certain key information about the Portfolios. You will find additional information about the Portfolios, including a detailed description of the risks of an investment in each Portfolio, after this summary.

OBJECTIVES: The investment objectives of each Portfolio are--in the following order of priority--safety of principal, excellent liquidity and maximum current income (exempt from income taxation to the extent described in this Prospectus) to the extent consistent with the first two objectives.

PRINCIPAL INVESTMENT STRATEGY: The Portfolios are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each Portfolio pursues its objectives by investing in a portfolio of high-quality, U.S. dollar-denominated money market securities. The California Tax-Free Portfolio and the New York Tax-Free Portfolio are non-diversified and only offered to residents of the named states.

The Portfolios invest primarily in the following money market securities:

o PRIME PORTFOLIO Obligations of the U.S. Government, its agencies or instrumentalities, obligations of certain banks and savings and loan associations, asset-backed securities and high-quality securities of corporate issuers (including adjustable rate securities).

o GOVERNMENT PORTFOLIO Obligations of the U.S. Government, its agencies or instrumentalities and repurchase agreements.

o TREASURY PORTFOLIO Obligations of the U.S. Treasury, such as bills, notes and bonds, and repurchase agreements.

o TAX-FREE PORTFOLIO High-quality state and municipal government tax-exempt debt obligations.

o CALIFORNIA TAX-FREE PORTFOLIO High-quality municipal securities issued by the State of California or its political subdivisions or securities otherwise exempt from California state personal income tax.

o NEW YORK TAX-FREE PORTFOLIO High-quality municipal securities issued by the State of New York or its political subdivisions or securities otherwise exempt from New York state personal income tax.

PRINCIPAL RISKS: The principal risks of investing in each Portfolio are:

o INTEREST RATE RISK This is the risk that changes in interest rates will adversely affect the yield or value of a Portfolio's investments in debt securities.

o CREDIT RISK This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of a Portfolio's investments will have its credit ratings downgraded.

In addition, principal risks of investing in the Tax-Free Portfolio, California Tax-Free Portfolio and New York Tax-Free Portfolio are:

o MUNICIPAL MARKET RISK This is the risk that special factors, such as political and legislative changes and local business and economic developments, may adversely affect the yield or value of a Portfolio's investments. Because the California Tax-Free and the New York Tax-Free Portfolios invest a large portion of their assets in a particular state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences.

o DIVERSIFICATION RISK The Portfolios that invest in particular states may invest more of their assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on these Portfolios.

ANOTHER IMPORTANT THING FOR YOU TO NOTE:

An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

PERFORMANCE AND BAR CHART INFORMATION

For each Portfolio, the Risk/Return Summary includes a table showing the Portfolio's average annual total returns and a bar chart showing the Portfolio's annual total returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

o the Portfolio's average annual total returns for one, five and ten years (or over the life of the Portfolio if less than 10 years old); and

o changes in the Portfolio's performance from year to year over ten years (or over the life of the Portfolio if less than 10 years old).

A Portfolio's past performance does not necessarily indicate how it will perform in the future.

You may obtain current seven-day yield information for any Portfolio by calling
(800) 221-5672 or your financial intermediary.

PRIME PORTFOLIO


                          PERFORMANCE TABLE

               1 YEAR         5 YEARS       10 YEARS
-------------------------------------------------------------------
                1.69%          4.57%          4.74%
-------------------------------------------------------------------


BAR CHART

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                93         3.24%
                                94         4.29%
                                95         5.97%
                                96         5.44%
                                97         5.62%
                                98         5.54%
                                99         5.20%
                                00         6.43%
                                01         4.07%
                                02         1.69%
                        Calendar Year End

Through June 30, 2003, the year to date unannualized return for the Portfolio was .57%. During the period shown in the bar chart, the highest return for a quarter was 1.65% (quarter ending September 30, 2000) and the lowest return for a quarter was .37% (quarter ending December 31, 2002).


GOVERNMENT PORTFOLIO

                         PERFORMANCE TABLE

               1 YEAR         5 YEARS       10 YEARS
-------------------------------------------------------------------
                1.63%          4.47%          4.64%
-------------------------------------------------------------------


BAR CHART

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                93         3.16%
                                94         4.22%
                                95         5.85%
                                96         5.32%
                                97         5.51%
                                98         5.42%
                                99         5.09%
                                00         6.30%
                                01         4.00%
                                02         1.63%
                        Calendar Year End

Through June 30, 2003, the year to date unannualized return for the Portfolio was .53%. During the period shown in the bar chart, the highest return for a quarter was 1.62% (quarter ending September 30, 2000) and the lowest return for a quarter was .36% (quarter ending December 31, 2002).

TREASURY PORTFOLIO

                         PERFORMANCE TABLE

                                             SINCE
                              1 YEAR       INCEPTION*
-------------------------------------------------------------------
                               1.51%          4.15%
-------------------------------------------------------------------

* Inception date: 6/29/98.


BAR CHART

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                93           n/a
                                94           n/a
                                95           n/a
                                96           n/a
                                97           n/a
                                98           n/a
                                99         4.82%
                                00         6.10%
                                01         3.74%
                                02         1.51%
                        Calendar Year End

Through June 30, 2003, the year to date unannualized return for the Portfolio was .52%. During the period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ending December 31, 2000) and the lowest return for a quarter was .35% (quarter ending December 31, 2002).


TAX-FREE PORTFOLIO

                          PERFORMANCE TABLE

               1 YEAR         5 YEARS       10 YEARS
-------------------------------------------------------------------
                1.27%          2.92%          3.10%
-------------------------------------------------------------------


BAR CHART

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                93         2.45%
                                94         2.83%
                                95         3.87%
                                96         3.55%
                                97         3.68%
                                98         3.47%
                                99         3.23%
                                00         4.08%
                                01         2.57%
                                02         1.27%
                        Calendar Year End

Through June 30, 2003, the year to date unannualized return for the Portfolio was .50%. During the period shown in the bar chart, the highest return for a quarter was 1.07% (quarter ending June 30, 2000) and the lowest return for a quarter was .29% (quarter ending March 31, 2002).

CALIFORNIA TAX-FREE PORTFOLIO

                         PERFORMANCE TABLE

                                              SINCE
                              1 YEAR       INCEPTION**
-------------------------------------------------------------------
                               1.23%          1.72%
-------------------------------------------------------------------

** Inception date: 1/9/01.


BAR CHART

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                93           n/a
                                94           n/a
                                95           n/a
                                96           n/a
                                97           n/a
                                98           n/a
                                99           n/a
                                00           n/a
                                01           n/a
                                02         1.23%
                        Calendar Year End

Through June 30, 2003, the year to date unannualized return for the Portfolio was .48%. During the period shown in the bar chart, the highest return for a quarter was .72% (quarter ending June 30, 2001) and the lowest return for a quarter was .29% (quarter ending March 31, 2002).


NEW YORK TAX-FREE PORTFOLIO

                         PERFORMANCE TABLE

                                              SINCE
                              1 YEAR       INCEPTION***
-------------------------------------------------------------------
                               1.20%          1.45%
-------------------------------------------------------------------

*** Inception date: 5/25/01.


BAR CHART

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                93           n/a
                                94           n/a
                                95           n/a
                                96           n/a
                                97           n/a
                                98           n/a
                                99           n/a
                                00           n/a
                                01           n/a
                                02         1.20%
                        Calendar Year End

Through June 30, 2003, the year to date unannualized return for the Portfolio was .49%. During the period shown in the bar chart, the highest return for a quarter was .50% (quarter ending September 30, 2001) and the lowest return for a quarter was .27% (quarter ending March 31, 2002).

-------------------------------------------------------------------------------
FEES AND EXPENSES OF THE PORTFOLIOS
-------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

None

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                              ANNUAL PORTFOLIO OPERATING EXPENSES
                                    ---------------------------------------------------------
                                            GOVERN-                     CALIFORNIA  NEW YORK
                                     PRIME   MENT    TREASURY  TAX-FREE   TAX-FREE   TAX-FREE
                                    ------  -------  --------  --------  ----------  --------
Management Fees                      .20%    .20%      .20%      .20%       .20%       .20%
Other Expenses                       .02%    .06%      .10%      .04%       .08%       .27%
                                     ---     ---       ---       ---        ---        ---
Total Portfolio Operating Expenses   .22%    .26%      .30%      .24%       .28%       .47%
Expense Reimbursement*              (.02)%  (.06)%    (.10)%    (.04)%     (.08)%     (.27)%
                                     ---     ---       ---       ---        ---        ---
Net Expenses                         .20%    .20%      .20%      .20%       .20%       .20%


---------------------
* Reflects Alliance's contractual reimbursement during the Portfolios' respective current fiscal years of a portion of each Portfolio's operating expenses so that each Portfolio's expense ratio does not exceed .20%. This reimbursement extends through the end of the Portfolio's current fiscal year and may be extended by Alliance for additional one year terms.

EXAMPLES**

The examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, the Portfolio's operating expenses stay the same, and all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                            GOVERN-                     CALIFORNIA  NEW YORK
                                     PRIME   MENT    TREASURY  TAX-FREE   TAX-FREE   TAX-FREE
                                    ------  -------  --------  --------  ----------  --------
1 Year                               $ 20    $ 20      $ 20      $ 20       $ 20       $ 20
3 Years                              $ 69    $ 78      $ 86      $ 73       $ 82       $123
5 Years                              $122    $140      $158      $131       $149       $236
10 Years                             $278    $325      $371      $302       $348       $565



** These examples assume that Alliance's agreement to bear a portion of each Portfolio's operating expenses is not extended beyond its initial period of one year.



-------------------------------------------------------------------------------
OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES, AND RISKS
-------------------------------------------------------------------------------

This section of the prospectus provides a more complete description of the investment objectives and principal strategies and risks of the Portfolios.

Please note:

o Additional descriptions of each Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolios' Statement of Additional Information or SAI.

o There can be no assurance that any Portfolio will achieve its investment objectives.

o Except as noted, the Portfolios' investment objectives and strategies are not fundamental and thus can be changed without a shareholder vote. The investment objectives of the Prime Portfolio are fundamental.

INVESTMENT OBJECTIVES AND STRATEGIES

As money market funds, the Portfolios must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of each Portfolio's investments. Under that Rule, each Portfolio's investments must each have a remaining maturity of no more than 397 days, which is a fundamental policy for each Portfolio except for the Treasury, California Tax-Free and New York Tax-Free Portfolios, and each Portfolio must maintain an average weighted maturity that does not exceed 90 days.

PRIME PORTFOLIO

The Prime Portfolio, as a matter of fundamental policy, pursues its objectives by maintaining a portfolio of high-quality money market securities. The Prime Portfolio's investments may include:

o marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits that are issued or guaranteed by (i) banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation, or
(ii) foreign branches of U.S. banks and U.S. branches of foreign banks that have total assets of at least $1 billion (rated or determined by Alliance to be of comparable quality);

o high-quality commercial paper (or if not rated, commercial paper determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

o adjustable rate obligations;

o asset-backed securities;

o restricted securities (I.E., securities subject to legal or contractual restrictions on resale); and

o repurchase agreements that are fully collateralized.

As a matter of fundamental policy, the Portfolio does not invest 25% or more of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances and interest-bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks.

GOVERNMENT PORTFOLIO

As a matter of fundamental policy, the Government Portfolio normally invests substantially all of its assets in marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (which may bear adjustable rates of interest) and repurchase agreements related thereto.

The Government Portfolio may also purchase when-issued securities.

As an operating policy, which may be changed without shareholder approval, the Portfolio seeks to invest in securities that are legal investments for Federal credit unions.

TREASURY PORTFOLIO

The Treasury Portfolio normally invests at least 80% of its net assets in U.S. Treasury securities and repurchase agreements relating to U.S. Treasury securities. These securities may bear adjustable rates of interest. This policy may not be changed without 60 days' prior written notice to shareholders.

The Treasury Portfolio may also purchase when-issued securities.

As an operating policy, which may be changed without shareholder approval, the Portfolio (i) attempts to invest in securities that comply with requirements of New Jersey law in order to be an eligible investment for boards of education and other local governmental units in New Jersey, and (ii) does not invest in securities maintained under the U.S. Treasury STRIPS program or in repurchase agreements involving these types of securities.

TAX-FREE PORTFOLIO

The Tax-Free Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-grade municipal securities. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets in high-quality municipal securities. The Portfolio's income may be subject to state or local income taxes.

The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the Federal alternative minimum tax (the "AMT").

CALIFORNIA TAX-FREE PORTFOLIO

The California Tax-Free Portfolio pursues its objectives by investing in high-quality municipal securities and, as a matter of fundamental policy, normally will invest at least 80% of its net assets in these securities. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. The Portfolio may purchase municipal securities issued by other states if Alliance believes that suitable municipal securities of California are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income tax.

As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of California or its political subdivisions, or securities otherwise exempt from California state personal income tax. The Portfolio also may invest in restricted securities (I.E., securities subject to legal or contractual restrictions on resale). The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the AMT.

NEW YORK TAX-FREE PORTFOLIO

The New York Tax-Free Portfolio pursues its objectives by investing in high-quality municipal securities and, as a matter of fundamental policy, normally will invest at least 80% of its net assets in these securities. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. The Portfolio may purchase municipal securities issued by other states if Alliance believes that suitable municipal securities of New York are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income tax.

As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of New York or its political subdivisions, or securities otherwise exempt from New York state personal income tax. The Portfolio also may invest in restricted securities (I.E., securities subject to legal or contractual restrictions on resale). The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the AMT.

MUNICIPAL SECURITIES. The Tax-Free, California Tax-Free and New York Tax-Free Portfolios' investments in municipal securities include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenue of a particular facility or a specific excise or other source.

The Tax-Free, California Tax-Free and New York Tax-Free Portfolios may invest in adjustable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of a Portfolio to maintain a stable net asset value. Adjustable rate securities purchased may include participation interests in private activity bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion.

The Tax-Free, California Tax-Free and New York Tax-Free Portfolios' municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's or Standard & Poor's or judged by Alliance to be of comparable quality.

The Tax-Free, California Tax-Free and New York Tax-Free Portfolios also may invest in stand-by commitments, which may involve certain expenses and risks, but the Portfolios do not expect their investment in stand-by commitments to comprise a significant portion of their investments. Each Portfolio may also purchase when-issued securities.

TAXABLE INVESTMENTS. The Tax-Free, California Tax-Free and New York Tax-Free Portfolios may invest in taxable instruments including obligations of the U.S. Gov-ernment and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

RISK CONSIDERATIONS

The Portfolios' principal risks are interest rate risk and credit risk. Because the Portfolios invest in short-term securities, a decline in interest rates will affect the Portfolios' yields as these securities mature or are sold and the Portfolios purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolios invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolios invest in highly-rated securities to minimize credit risk.

The quality and liquidity of the Tax-Free, California Tax-Free and New York Tax-Free Portfolios' investments in municipal securities are supported by credit and liquidity enhancements, such as letters of credit, from third-party financial institutions. Each Portfolio continuously monitors the credit quality of third-parties; however, changes in the credit quality of these financial institutions could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

The Tax-Free, California Tax-Free and New York Tax-Free Portfolios face municipal market risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the California Tax-Free and New York Tax-Free Portfolios invest a large portion of their assets in the named state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

A Portfolio's investments in when-issued securities are subject to the risk of market fluctuations because the Portfolio agrees to buy the securities at a certain price, even though the market price of the securities at the time of delivery may be lower than the agreed-upon purchase price.


The Portfolios may invest up to 10% of their net assets in illiquid securities, including illiquid restricted securities (with respect to each Portfolio except the Tax-Free Portfolio). Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that a Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.


The Portfolios' investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect a Portfolio's investments.

The Portfolios also are subject to management risk because they are actively managed portfolios. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended result.

-------------------------------------------------------------------------------
MANAGEMENT OF THE PORTFOLIOS
-------------------------------------------------------------------------------


The Portfolios' investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of June 30, 2003 totaling more than $426 billion (of which more than $156 billion represented assets of investment companies). As of June 30, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 45 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies, managed by Alliance, comprising 125 separate investment portfolios, currently have approximately 7.3 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid Alliance, for the fiscal year ended April 30, 2003, as a percentage of average daily net assets, .20%.


Alliance may make payments from time to time from its own resources, which may include the management fees paid by the Portfolios, to compensate your broker-dealer, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of Class A shares of the Portfolios, including paying for the preparation, printing and distribution of prospectuses and sales literature or other promotional activities. Financial intermediaries may receive different compensation for selling the Portfolios' Class A shares and Class B and Class C shares, which are not offered in this prospectus.


-------------------------------------------------------------------------------
PURCHASE AND SALE OF SHARES
-------------------------------------------------------------------------------

HOW THE PORTFOLIOS VALUE THEIR SHARES


Each of the Portfolios' net asset value, or NAV, which is the price at which shares of the Portfolios are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 5:00 p.m., Eastern time, for the Prime Portfolio, 4:30 p.m., Eastern time, for the Government and Treasury Portfolios and 12:00 Noon, Eastern time, for the Tax-Free,California Tax-Free and New York Tax-Free Portfolios, on each Portfolio business day (I.E., each weekday exclusive of days the New York Stock Exchange is closed for business and which is not a bank holiday).


To calculate NAV, the Portfolios' assets are valued and totaled, liabilities subtracted and the balance, called net assets, is divided by the number of shares outstanding. Each Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

HOW TO BUY SHARES

o INITIAL INVESTMENT

You may purchase a Portfolio's shares through your financial intermediary or directly from Alliance Global Investor Services, Inc. ("AGIS"), by calling
(800) 824-1916 (option 94) and following the procedures below.

--After you give AGIS the following information, AGIS will provide you with an account number:

a)  the name of the account;

b)  the address of the account; and

c)  the taxpayer identification number.

--After you receive an account number you may purchase the Portfolio's shares by instructing your bank to wire Federal funds to AGIS. Please contact AGIS at
(800) 824-1916 (option 104) for specific instructions.

--Mail a completed Application Form to:

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio,TX 78278-6003

The minimum investment amount is $1,000,000 in the aggregate among the Portfolios. There is no minimum for subsequent investments. The Portfolios reserve the right to vary the minimum investment amounts.

o APPLICATION FORM

--To obtain an Application Form, please telephone AGIS toll-free at (800) 221-5672. You also may obtain information about the Application Form, purchasing shares, or other Fund procedures by calling this number.

--If you decide to change instructions or any other information already given on your Application Form, send a written notice to AGIS at the address above with your signature guaranteed. Signatures must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934. This would include such institutions as banks and brokerage firms.

o SUBSEQUENT INVESTMENTS

You may purchase additional shares in a Portfolio by calling your financial intermediary or AGIS at the number set forth above and:

--Instructing your bank to wire Federal funds to AGIS (please contact AGIS at (800) 824-1916 (option 124) for specific instructions).

--Mailing your check or negotiable bank draft payable to AllianceBernstein Institutional Reserves, Inc.--Prime, Government, Treasury, Tax-Free, California Tax-Free or New York Tax-Free Portfolio at the address set forth above.


If you invest by a check drawn on a member of the Federal Reserve System, the check will be converted to Federal funds in one business day following receipt and then invested in the Portfolio. If you invest by a check drawn on a bank that is not a member of the Federal Reserve System, the check may take longer to be converted and invested. All payments must be in U.S. dollars.


HOW TO SELL SHARES


You may "redeem" your shares (I.E., sell your shares) on any Portfolio business day by contacting your financial intermediary or AGIS at (800) 824-1916 (option
134). A redemption must include your account name as registered with a Portfolio and the account number. If AGIS receives your redemption request prior to 5:00 p.m., Eastern time, for the Prime Portfolio, 4:30 p.m., Eastern time, for the Government and Treasury Portfolios and 12:00 Noon, Eastern time, for the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, AGIS will normally send the proceeds in Federal funds by wire to your designated bank account that day, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities andExchange Commission or to certain other unusual conditions. If you recently purchased shares by check or electronic funds transfer, you cannot redeem your investment until AGIS is reasonably satisfied the check or electronic funds transfer has cleared (which may take up to 15 days). Shares do not earn dividends on the day a redemption is effected.

OTHER
Each Portfolio has one transaction time each Portfolio business day, 5:00 p.m., Eastern time, for the Prime Portfolio, 4:30 p.m., Eastern time, for the Government and Treasury Portfolios, and 12:00 Noon, Eastern time, for the Tax-Free, California Tax-Free and New York Tax-Free Portfolios. Investments receive the full dividend for a day if your order is received by AGIS by 5:00 p.m., Eastern time, for the Prime Portfolio, 4:30 p.m., Eastern time, for the Government and Treasury Portfolios, and Federal funds or bank wire monies are received by AGIS by 5:00 p.m., Eastern time, for the Prime Portfolio and 4:30 p.m., Eastern time for the Government or Treasury Portfolios, on that day. For the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, investments receive the full dividend for a day if your order is received by AGIS by 12:00 Noon, Eastern time, and Federal funds or bank wire monies are received by AGIS by 4:00 p.m., Eastern time, on that day.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial representative or other financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios.


Each Portfolio may refuse any order to purchase shares.

-------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------


The Portfolios' net income is calculated and paid daily as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. The Portfolios expect that their distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Portfolios' dividend distributions of net income (or short-term capital gains) that are not tax-exempt will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. The Portfolios' distributions also may be subject to certain state and local taxes.


Distributions of tax-exempt interest income earned by the Tax-Free, California Tax-Free and New York Tax-Free Portfolios are not subject to Federal income tax (other than AMT), but may be subject to state or local income taxes. Any exempt interest dividends derived from interest on municipal securities subject to the AMT will be a tax preference item for purposes of the Federal individual and corporate AMT.

CALIFORNIA TAX-FREE PORTFOLIO. Distributions to residents of California out of interest income earned by the Portfolio from California municipal securities or U.S. Government securities are exempt from California personal income taxes.

NEW YORK TAX-FREE PORTFOLIO. Distributions to residents of New York out of interest income earned by the Portfolio from New York municipal securities are exempt from New York personal income taxes.


Each year shortly after December 31, a Portfolio will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the Federal, state and local tax consequences in your particular circumstances.


-------------------------------------------------------------------------------
GENERAL INFORMATION
-------------------------------------------------------------------------------


The Portfolios reserve the right to close an account that is, in the aggregate among Portfolios, less than $500,000. The Portfolios will send shareholders 60 days' written notice to increase the account value before the Portfolios close the account.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase or sell shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

HOUSEHOLDING. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding," does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at (800) 824-1916 (option 155). We will resume separate mailings for your account within 30 days of your request.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand a Portfolio's financial performance for the past five years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial information for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming investment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Portfolios' independent accountants, for the fiscal years ended April 30, 2003, April 30, 2002, April 30, 2001 and April 30, 2000 and by other independent accountants for the fiscal year ended April 30, 1999. The report of PricewaterhouseCoopers LLP, along with the Portfolios' financial statements, appears in the Portfolios' Annual Reports, which are available upon request.

                                                                    PRIME PORTFOLIO
                                            ---------------------------------------------------------------
                                                                  YEAR ENDED APRIL 30,
                                            ---------------------------------------------------------------
                                                2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                      .0148        .0276        .0612        .0540        .0518
Net realized gain (loss) on investment
   transactions (b)                               -0-          -0-          -0-          -0-          -0-
Net increase in net asset value from
   Operations                                  .0148        .0276        .0612        .0540        .0518

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income          (.0148)      (.0276)      (.0612)      (.0540)      (.0518)
Distributions from net realized gains             -0-(b)       -0-          -0-          -0-          -0-
Total dividends and distributions             (.0148)      (.0276)      (.0612)      (.0540)      (.0518)
Net asset value, end of period                 $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on net
   asset value (c)                              1.49%        2.80%        6.31%        5.54%        5.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)       $1,297       $1,907       $3,314       $1,788       $1,671
Ratios to average net assets of:
   Expenses, net of waivers and
      reimbursements                             .20%         .20%         .20%         .20%         .20%
   Expenses, before waivers and
      reimbursements                             .22%         .22%         .23%         .24%         .24%
   Net investment income (a)                    1.48%        2.88%        6.01%        5.39%        5.16%



                                                                 GOVERNMENT PORTFOLIO
                                            ---------------------------------------------------------------
                                                                  YEAR ENDED APRIL 30,
                                            ---------------------------------------------------------------
                                                2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                      .0142        .0267        .0604        .0527        .0505

LESS: DIVIDENDS
Dividends from net investment income          (.0142)      (.0267)      (.0604)      (.0527)      (.0505)
Net asset value, end of period                 $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on net
   asset value (c)                              1.43%        2.71%        6.22%        5.40%        5.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $751         $593         $792         $442         $394
RATIOS TO AVERAGE NET ASSETS OF:
   Expenses, net of waivers and
      reimbursements                             .20%         .20%         .20%         .20%         .20%
   Expenses, before waivers and
      reimbursements                             .26%         .24%         .27%         .27%         .29%
   Net investment income (a)                    1.40%        2.75%        5.91%        5.30%        5.01%



See footnote summary on page 15.

                                                                  TREASURY PORTFOLIO
                                            ---------------------------------------------------------------
                                                                                                  JUNE 29,
                                                            YEAR ENDED APRIL 30,                1998(D) TO
                                            --------------------------------------------------   APRIL 30,
                                               2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                      .0134        .0253        .0576        .0504        .0401
Net realized gain (loss) on investment
   transactions (b)                               -0-          -0-          -0-          -0-          -0-
Net increase in net asset value from
   operations                                  .0134        .0253        .0576        .0504        .0401

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income          (.0134)      (.0253)      (.0576)      (.0504)      (.0401)
Distributions from net realized gains             -0-(b)       -0-          -0-          -0-          -0-
Total dividends and distributions             (.0134)      (.0253)      (.0576)      (.0504)      (.0401)
Net asset value, end of period                 $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on net
   asset value (c)                              1.34%        2.56%        5.93%        5.15%        4.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $158          $97         $157           $4           $4
Ratios to average net assets of:
   Expenses, net of waivers and
      reimbursements                             .20%         .20%         .20%         .20%         .20%(E)
   Expenses, before waivers and
      reimbursements                             .30%         .27%         .26%         .59%        1.42%(e)
   Net investment income (a)                    1.29%        2.51%        4.99%        5.03%        4.82%(e)




                                                                   TAX-FREE PORTFOLIO
                                            ---------------------------------------------------------------
                                                                  YEAR ENDED APRIL 30,
                                            ---------------------------------------------------------------
                                                2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                      .0119        .0187        .0387        .0342        .0321

LESS: DIVIDENDS
Dividends from net investment income          (.0119)      (.0187)      (.0387)      (.0342)      (.0321)
Net asset value, end of period                 $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on net
   asset value (c)                              1.20%        1.89%        3.95%        3.47%        3.26%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $360         $510         $435         $407         $256

RATIOS TO AVERAGE NET ASSETS OF:
   Expenses, net of waivers and
      reimbursements                             .20%         .20%         .20%         .20%         .20%
   Expenses, before waivers and
      reimbursements                             .24%         .24%         .26%         .28%         .28%
   Net investment income (a)                    1.21%        1.86%        3.88%        3.45%        3.22%



See footnote summary on page 15.

                                                     CALIFORNIA
                                                      TAX-FREE
                                                      PORTFOLIO
                                         -------------------------------------
                                                                    JANUARY 9,
                                           YEAR ENDED APRIL 30,    2001(F) TO
                                         ------------------------    APRIL 30,
                                             2003         2002         2001
                                         -----------  -----------  -----------
Net asset value, beginning of period        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                   .0114        .0174        .0081

LESS: DIVIDENDS
Dividends from net investment income       (.0114)      (.0174)      (.0081)
Net asset value, end of period              $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on net
   asset value (c)                           1.15%        1.75%         .82%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)       $46          $26           $6
Ratios to average net assets of:
   Expenses, net of waivers and
      reimbursements                          .20%         .20%         .20%(e)
   Expenses, before waivers and
      reimbursements                          .28%         .30%         .45%(e)
   Net investment income (a)                 1.07%        1.51%        2.76%(e)



                                                              NEW YORK
                                                              TAX-FREE
                                                             PORTFOLIO
                                                      ------------------------
                                                         YEAR        MAY 25,
                                                         ENDED      2001(D) TO
                                                        APRIL 30,    APRIL 30,
                                                          2003         2002
                                                      -----------  -----------
Net asset value, beginning of period                     $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                .0115        .0149

LESS: DIVIDENDS
Dividends from net investment income                    (.0115)      (.0149)
Net asset value, end of period                           $1.00        $1.00

TOTAL RETURN
Total investment return based on net asset value (c)      1.15%        1.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $41          $22
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements             .20%         .20%(e)
   Expenses, before waivers and reimbursements             .47%         .60%(e)
   Net investment income (a)                              1.12%        1.57%(e)


(a)  Net of expenses reimbursed or waived by the Adviser.

(b)  Amount is less than $0.0001.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)  Commencement of operations.

(e)  Annualized.

(f)  Commencement of distribution.

PRIVACY NOTICE (THIS INFORMATION IS NOT PART OF THE PROSPECTUS.)


Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources:(1)information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).


It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

For more information about the Portfolios, the following documents are available upon request:

o ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments.

o STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of a current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:     C/O ALLIANCE GLOBAL INVESTOR SERVICES, INC.
             P.O. BOX 786003
             SAN ANTONIO, TX 78278-6003

BY PHONE:    For Information and Literature:
             (800) 221-5672

Or you may view or obtain these documents from the Securities and Exchange
Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.


o Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash., DC 20549-0102.

You may also find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.


TABLE OF CONTENTS
--------------------------------------------------------------------------------
RISK/RETURN SUMMARY.........................................................   2
   Performance And Bar Chart Information ...................................   3
FEES AND EXPENSES OF THE PORTFOLIOS.........................................   6
OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES, AND RISKS ..   6
   Investment Objectives And Strategies ....................................   6
   Prime Portfolio .........................................................   7
   Government Portfolio ....................................................   7
   Treasury Portfolio ......................................................   7
   Tax-Free Portfolio ......................................................   7
   California Tax-Free Portfolio ...........................................   8
   New York Tax-Free Portfolio .............................................   8
   Risk Considerations .....................................................   9
MANAGEMENT OF THE PORTFOLIOS................................................  10
PURCHASE AND SALE OF SHARES.................................................  10
   How The Portfolios Value Their Shares ...................................  10
   How To Buy Shares .......................................................  10
   How To Sell Shares ......................................................  11
   Other ...................................................................  11
DIVIDENDS, DISTRIBUTIONS AND TAXES .........................................  12
GENERAL INFORMATION ........................................................  12
FINANCIAL HIGHLIGHTS .......................................................  13
--------------------------------------------------------------------------------

                                                               FILE NO. 811-6068

ALLIANCEBERNSTEIN INSTITUTIONAL RESERVES


o  PRIME PORTFOLIO

o  GOVERNMENT PORTFOLIO

o  TREASURY PORTFOLIO

o  TAX-FREE PORTFOLIO

o  CALIFORNIA TAX-FREE PORTFOLIO

o  NEW YORK TAX-FREE PORTFOLIO



PROSPECTUS
CLASS B SHARES
SEPTEMBER 2, 2003




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

AllianceBernstein Institutional Reserves, Inc. consists of seven distinct Portfolios. This prospectus describes the Class B shares of six of the Portfolios--the Prime Portfolio, Government Portfolio, Treasury Portfolio, Tax-Free Portfolio, California Tax-Free Portfolio and New York Tax-Free Portfolio. The Portfolios' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.


-------------------------------------------------------------------------------
RISK/RETURN SUMMARY
-------------------------------------------------------------------------------
The following is a summary of certain key information about the Portfolios. You will find additional information about the Portfolios, including a detailed description of the risks of an investment in each Portfolio, after this summary.

OBJECTIVES: The investment objectives of each Portfolio are--in the following order of priority--safety of principal, excellent liquidity and maximum current income (exempt from income taxation to the extent described in this Prospectus) to the extent consistent with the first two objectives.

PRINCIPAL INVESTMENT STRATEGY: The Portfolios are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each Portfolio pursues its objectives by investing in a portfolio of high-quality, U.S. dollar-denominated money market securities. The California Tax-Free Portfolio and the New York Tax-Free Portfolio are non-diversified and only offered to residents of the named states.

The Portfolios invest primarily in the following money market securities:

o PRIME PORTFOLIO Obligations of the U.S. Government, its agencies or instrumentalities, obligations of certain banks and savings and loan associations, asset-backed securities and high-quality securities of corporate issuers (including adjustable rate securities).

o GOVERNMENT PORTFOLIO Obligations of the U.S. Government, its agencies or instrumentalities and repurchase agreements.

o TREASURY PORTFOLIO Obligations of the U.S. Treasury, such as bills, notes and bonds, and repurchase agreements.

o TAX-FREE PORTFOLIO High-quality state and municipal government tax-exempt debt obligations.

o CALIFORNIA TAX-FREE PORTFOLIO High-quality municipal securities issued by the State of California or its political subdivisions or securities otherwise exempt from California state personal income tax.

o NEW YORK TAX-FREE PORTFOLIO High-quality municipal securities issued by the State of New York or its political subdivisions or securities otherwise exempt from New York state personal income tax.

PRINCIPAL RISKS: The principal risks of investing in each Portfolio are:

o INTEREST RATE RISK This is the risk that changes in interest rates will adversely affect the yield or value of a Portfolio's investments in debt securities.

o CREDIT RISK This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of a Portfolio's investments will have its credit ratings downgraded.

In addition, principal risks of investing in the Tax-Free Portfolio, California Tax-Free Portfolio and New York Tax-Free Portfolio are:

o MUNICIPAL MARKET RISK This is the risk that special factors, such as political and legislative changes and local business and economic developments, may adversely affect the yield or value of a Portfolio's investments. Because the California Tax-Free and the New York Tax-Free Portfolios invest a large portion of their assets in a particular state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences.

o DIVERSIFICATION RISK The Portfolios that invest in particular states may invest more of their assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on these Portfolios.

ANOTHER IMPORTANT THING FOR YOU TO NOTE:

An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

PERFORMANCE AND BAR CHART INFORMATION

For each Portfolio, the Risk/Return Summary includes a table showing the Portfolio's average annual total returns and a bar chart showing the Portfolio's annual total returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

o the Portfolio's average annual total returns for one year and the life of the Portfolio; and

o changes in the Portfolio's performance from year to year over the life of the Portfolio.

A Portfolio's past performance does not necessarily indicate how it will perform in the future.

You may obtain current seven-day yield information for any Portfolio by calling
(800) 221-5672 or your financial intermediary.


PRIME PORTFOLIO

PERFORMANCE TABLE

                                             SINCE
                              1 YEAR       INCEPTION*
-------------------------------------------------------------------
                               1.58%          4.32%
-------------------------------------------------------------------

* INCEPTION DATE: 8/14/98.


BAR CHART

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                93           n/a
                                94           n/a
                                95           n/a
                                96           n/a
                                97           n/a
                                98           n/a
                                99         5.10%
                                00         6.32%
                                01         3.96%
                                02         1.58%
                        Calendar Year End

Through June 30, 2003, the year to date unannualized return for the Portfolio was .52%. During the period shown in the bar chart, the highest return for a quarter was 1.62% (quarter ending September 30, 2000) and the lowest return for a quarter was .34% (quarter ending December 31, 2002).


GOVERNMENT PORTFOLIO

PERFORMANCE TABLE

                                             SINCE
                              1 YEAR       INCEPTION**
-------------------------------------------------------------------
                               1.53%          4.24%
-------------------------------------------------------------------

** INCEPTION DATE: 8/07/98.


BAR CHART

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                93           n/a
                                94           n/a
                                95           n/a
                                96           n/a
                                97           n/a
                                98           n/a
                                99         5.06%
                                00         6.19%
                                01         3.89%
                                02         1.53%
                        Calendar Year End

Through June 30, 2003, the year to date unannualized return for the Portfolio was .48%. During the period shown in the bar chart, the highest return for a quarter was 1.59% (quarter ending December 31, 2000) and the lowest return for a quarter was .34% (quarter ending December 31, 2002).

TREASURY PORTFOLIO

PERFORMANCE TABLE

                                             SINCE
                              1 YEAR       INCEPTION***
-------------------------------------------------------------------
                               1.41%          3.88%
-------------------------------------------------------------------

*** INCEPTION DATE: 12/31/98.


BAR CHART

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                93           n/a
                                94           n/a
                                95           n/a
                                96           n/a
                                97           n/a
                                98           n/a
                                99         4.54%
                                00         6.00%
                                01         3.63%
                                02         1.41%
                        Calendar Year End

Through June 30, 2003, the year to date unannualized return for the Portfolio was .47%. During the period shown in the bar chart, the highest return for a quarter was 1.55% (quarter ending December 31, 2000) and the lowest return for a quarter was .32% (quarter ending December 31, 2002).


TAX-FREE PORTFOLIO

PERFORMANCE TABLE

                                             SINCE
                              1 YEAR      INCEPTION****
-------------------------------------------------------------------
                               1.17%          2.72%
-------------------------------------------------------------------


**** INCEPTION DATE: 8/17/98.


BAR CHART

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                93           n/a
                                94           n/a
                                95           n/a
                                96           n/a
                                97           n/a
                                98           n/a
                                99         3.13%
                                00         3.98%
                                01         2.46%
                                02         1.17%
                        Calendar Year End

Through June 30, 2003, the year to date unannualized return for the Portfolio was .45%. During the period shown in the bar chart, the highest return for a quarter was 1.05% (quarter ending June 30, 2000) and the lowest return for a quarter was .27% (quarter ending March 31, 2002).


CALIFORNIA TAX-FREE PORTFOLIO

PERFORMANCE TABLE

                                             SINCE
                              1 YEAR     INCEPTION*****
-------------------------------------------------------------------
                               1.13%          1.72%
-------------------------------------------------------------------

***** INCEPTION DATE: 11/28/00.


BAR CHART

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                93           n/a
                                94           n/a
                                95           n/a
                                96           n/a
                                97           n/a
                                98           n/a
                                99           n/a
                                00           n/a
                                01         2.14%
                                02         1.13%
                        Calendar Year End

Through June 30, 2003, the year to date unannualized return for the Portfolio was .43%. During the period shown in the bar chart, the highest return for a quarter was .69% (quarter ending June 30, 2001) and the lowest return for a quarter was .26% (quarter ending March 31, 2002).

NEW YORK TAX-FREE PORTFOLIO

PERFORMANCE TABLE

                                             SINCE
                              1 YEAR     INCEPTION******
-------------------------------------------------------------------
                               1.10%          1.23%
-------------------------------------------------------------------

****** INCEPTION DATE: 8/02/01.


BAR CHART

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                93           n/a
                                94           n/a
                                95           n/a
                                96           n/a
                                97           n/a
                                98           n/a
                                99           n/a
                                00           n/a
                                01           n/a
                                02         1.10%
                        Calendar Year End

Through June 30, 2003, the year to date unannualized return for the Portfolio was .44%. During the period shown in the bar chart, the highest return for a quarter was .34% (quarter ending December 31, 2001) and the lowest return for a quarter was .25% (quarter ending March 31, 2002).


-------------------------------------------------------------------------------
FEES AND EXPENSES OF THE PORTFOLIOS
-------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

None

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


                                              ANNUAL PORTFOLIO OPERATING EXPENSES
                                     --------------------------------------------------------
                                            GOVERN-                      CALIFORNIA  NEW YORK
                                     PRIME   MENT    TREASURY  TAX-FREE   TAX-FREE   TAX-FREE
                                    ------  -------  --------  --------  ----------  --------
Management Fees                      .20%    .20%      .20%      .20%       .20%       .20%
Distribution (12b-1) Fees            .10%    .10%      .10%      .10%       .10%       .10%
Other Expenses                       .02%    .06%      .10%      .04%       .08%       .28%
                                     ---     ---       ---       ---        ---        ---
Total Portfolio Operating Expenses   .32%    .36%      .40%      .34%       .38%       .58%
Expense Reimbursement*              (.02)%  (.06)%    (.10)%    (.04)%     (.08)%     (.28)%
                                     ---     ---       ---       ---        ---        ---
Net Expenses                         .30%    .30%      .30%      .30%       .30%       .30%



-------------------------
* REFLECTS ALLIANCE'S CONTRACTUAL REIMBURSEMENT DURING THE PORTFOLIOS' RESPECTIVE CURRENT FISCAL YEARS OF A PORTION OF EACH PORTFOLIO'S OPERATING EXPENSES SO THAT EACH PORTFOLIO'S EXPENSE RATIO DOES NOT EXCEED .30%. THIS REIMBURSEMENT EXTENDS THROUGH THE END OF THE PORTFOLIO'S CURRENT FISCAL YEAR AND MAY BE EXTENDED BY ALLIANCE FOR ADDITIONAL ONE YEAR TERMS.

EXAMPLES**

The examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, the Portfolio's operating expenses stay the same, and all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                            GOVERN-                      CALIFORNIA  NEW YORK
                                    PRIME    MENT    TREASURY  TAX-FREE   TAX-FREE   TAX-FREE
                                    ------  -------  --------  --------  ----------  --------
1 Year                               $ 31    $ 31      $ 31      $ 31       $ 31       $ 31
3 Years                              $101    $110      $118      $105       $114       $158
5 Years                              $178    $196      $214      $187       $205       $296
10 Years                             $404    $450      $495      $427       $473       $699


-------------------------
** These examples assume that Alliance's agreement to bear a portion of each Portfolio's operating expenses is not extended beyond its initial period of one year.

-------------------------------------------------------------------------------
OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES, AND RISKS
-------------------------------------------------------------------------------
This section of the prospectus provides a more complete description of the investment objectives and principal strategies and risks of the Portfolios.

Please note:

o Additional descriptions of each Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolios' Statement of Additional Information or SAI.

o There can be no assurance that any Portfolio will achieve its investment objectives.

o Except as noted, the Portfolios' investment objectives and strategies are not fundamental and thus can be changed without a shareholder vote. The investment objectives of the Prime Portfolio are fundamental.

INVESTMENT OBJECTIVES AND STRATEGIES

As money market funds, the Portfolios must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of each Portfolio's investments. Under that Rule, each Portfolio's investments must each have a remaining maturity of no more than 397 days, which is a fundamental policy for each Portfolio except for the Treasury, California Tax-Free and New York Tax-Free Portfolios, and each Portfolio must maintain an average weighted maturity that does not exceed 90 days.

PRIME PORTFOLIO

The Prime Portfolio, as a matter of fundamental policy, pursues its objectives by maintaining a portfolio of high-quality money market securities. The Prime Portfolio's investments may include:

o marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits that are issued or guaranteed by (i) banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation, or
(ii) foreign branches of U.S. banks and U.S. branches of foreign banks that have total assets of at least $1 billion (rated or determined by Alliance to be of comparable quality);

o high-quality commercial paper (or if not rated, commercial paper determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

o adjustable rate obligations;

o asset-backed securities;

o restricted securities (I.E., securities subject to legal or contractual restrictions on resale); and

o repurchase agreements that are fully collateralized.

As a matter of fundamental policy, the Portfolio does not invest 25% or more of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances and interest-bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks.

GOVERNMENT PORTFOLIO

As a matter of fundamental policy, the Government Portfolio normally invests substantially all of its assets in marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (which may bear adjustable rates of interest) and repurchase agreements related thereto.

The Government Portfolio may also purchase when-issued securities.

As an operating policy, which may be changed without shareholder approval, the Portfolio seeks to invest in securities that are legal investments for Federal credit unions.

TREASURY PORTFOLIO

The Treasury Portfolio normally invests at least 80% of its net assets in U.S. Treasury securities and repurchase agreements relating to U.S. Treasury securities. These securities may bear adjustable rates of interest. This policy may not be changed without 60 days' prior written notice to shareholders.

The Treasury Portfolio may also purchase when-issued securities.

As an operating policy, which may be changed without shareholder approval, the Portfolio (i) attempts to invest in securities that comply with requirements of New Jersey law in order to be an eligible investment for boards of education and other local governmental units in New Jersey, and (ii) does not invest in securities maintained under the U.S. Treasury STRIPS program or in repurchase agreements involving these types of securities.

TAX-FREE PORTFOLIO

The Tax-Free Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-grade municipal securities. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets in high-quality municipal securities. The Portfolio's income may be subject to state or local income taxes.

The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the Federal alternative minimum tax (the "AMT").

CALIFORNIA TAX-FREE PORTFOLIO

The California Tax-Free Portfolio pursues its objectives by investing in high-quality municipal securities and, as a matter of fundamental policy, normally will invest at least 80% of its net assets in these securities. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. The Portfolio may purchase municipal securities issued by other states if Alliance believes that suitable municipal securities of California are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income tax.

As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of California or its political subdivisions, or securities otherwise exempt from California state personal income tax. The Portfolio also may invest in restricted securities (I.E., securities subject to legal or contractual restrictions on resale). The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the AMT.

NEW YORK TAX-FREE PORTFOLIO

The New York Tax-Free Portfolio pursues its objectives by investing in high-quality municipal securities and, as a matter of fundamental policy, normally will invest at least 80% of its net assets in these securities. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. The Portfolio may purchase municipal securities issued by other states if Alliance believes that suitable municipal securities of New York are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income tax.

As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of New York or its political subdivisions, or securities otherwise exempt from New York state personal income tax. The Portfolio also may invest in restricted securities (I.E., securities subject to legal or contractual restrictions on resale). The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the AMT.

MUNICIPAL SECURITIES. The Tax-Free, California Tax-Free and New York Tax-Free Portfolios' investments in municipal securities include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenue of a particular facility or a specific excise or other source.

The Tax-Free, California Tax-Free and New York Tax-Free Portfolios may invest in adjustable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of a Portfolio to maintain a stable net asset value. Adjustable rate securities purchased may include participation interests in private activity bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion.

The Tax-Free, California Tax-Free and New York Tax-Free Portfolios' municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's or Standard & Poor's or judged by Alliance to be of comparable quality.

The Tax-Free, California Tax-Free and New York Tax-Free Portfolios also may invest in stand-by commitments, which may involve certain expenses and risks, but the Portfolios do not expect their investment in stand-by commitments to comprise a significant portion of their investments. Each Portfolio may also purchase when-issued securities.

TAXABLE INVESTMENTS. The Tax-Free, California Tax-Free and New York Tax-Free Portfolios may invest in taxable instruments including obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

RISK CONSIDERATIONS

The Portfolios' principal risks are interest rate risk and credit risk. Because the Portfolios invest in short-term securities, a decline in interest rates will affect the Portfolios' yields as these securities mature or are sold and the Portfolios purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolios invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolios invest in highly-rated securities to minimize credit risk.

The quality and liquidity of the Tax-Free, California Tax-Free and New York Tax-Free Portfolios' investments in municipal securities are supported by credit and liquidity enhancements, such as letters of credit, from third-party financial institutions. Each Portfolio continuously monitors the credit quality of third-parties; however, changes in the credit quality of these financial institutions could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

The Tax-Free, California Tax-Free and New York Tax-Free Portfolios face municipal market risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the California Tax-Free and New York Tax-Free Portfolios invest a large portion of their assets in the named state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

A Portfolio's investments in when-issued securities are subject to the risk of market fluctuations because the Portfolio agrees to buy the securities at a certain price, even though the market price of the securities at the time of delivery may be lower than the agreed-upon purchase price.

The Portfolios may invest up to 10% of their net assets in illiquid securities, including illiquid restricted securities (with respect to each Portfolio except the Tax-Free Portfolio). Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that a Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

The Portfolios' investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect a Portfolio's investments.

The Portfolios also are subject to management risk because they are actively managed portfolios. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended result.


-------------------------------------------------------------------------------
MANAGEMENT OF THE PORTFOLIOS
-------------------------------------------------------------------------------
The Portfolios' investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of June 30, 2003 totaling more than $426 billion (of which more than $156 billion represented assets of investment companies). As of June 30, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 45 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies, managed by Alliance, comprising 125 separate investment portfolios, currently have approximately 7.3 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid Alliance, for the fiscal year ended April 30, 2003, as a percentage of average daily net assets, .20%.

Alliance may make payments from time to time from its own resources, which may include the management fees paid by the Portfolios, to compensate your broker-dealer, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of Class B shares of the Portfolios, including paying for the preparation, printing and distribution of prospectuses and sales literature or other promotional activities. Financial intermediaries may receive different compensation for selling the Portfolios' Class B shares and Class A and Class C shares, which are not offered in this prospectus.

-------------------------------------------------------------------------------
PURCHASE AND SALE OF SHARES
-------------------------------------------------------------------------------

HOW THE PORTFOLIOS VALUE THEIR SHARES


Each of the Portfolios' net asset value, or NAV, which is the price at which shares of the Portfolios are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 5:00 p.m., Eastern time, for the Prime Portfolio, 4:30 p.m., Eastern time, for the Government and Treasury Portfolios and 12:00 Noon, Eastern time, for the Tax-Free, California Tax-Free and New York Tax-Free Portfolios on each Portfolio business day (I.E., each weekday exclusive of days the New York Stock Exchange is closed for business and which is not a bank holiday).


To calculate NAV, the Portfolios' assets are valued and totaled, liabilities subtracted and the balance, called net assets, is divided by the number of shares outstanding. Each Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

HOW TO BUY SHARES

o INITIAL INVESTMENT

You may purchase Class B shares through your financial intermediary by instructing the intermediary to invest in one or more of the Portfolios.

The minimum investment amount is $1,000,000 in the aggregate among the Portfolios. There is no minimum for subsequent investments. The Portfolios reserve the right to vary the minimum investment amounts.

o SUBSEQUENT INVESTMENTS

BY CHECK:

Mail or deliver your check or negotiable draft payable to your financial intermediary, who will deposit it into the Portfolio(s). Please designate the appropriate Portfolio and indicate your brokerage account number, if applicable, on the check or draft.

BY SWEEP:

Your financial intermediary may offer an automatic "sweep" for the Portfolio in the operation of brokerage cash accounts for its customers. Contact your financial intermediary to determine if a sweep is available and what the sweep parameters are.

If you invest by a check drawn on a member of the Federal Reserve System, the check will be converted to Federal funds in one business day following receipt and then invested in the Portfolio. If you invest by a check drawn on a bank that is not a member of the Federal Reserve System, the check may take longer to be converted and invested. All payments must be in U.S. dollars.

HOW TO SELL SHARES


You may "redeem" your shares (I.E., sell your shares) on any Portfolio business day by contacting your financial intermediary. If you recently purchased shares by check or electronic funds transfer, you cannot redeem your investment until the Portfolio is reasonably satisfied the check or electronic funds transfer has cleared (which may take up to 15 days).


You also may redeem your shares:

o BY SWEEP:

If your financial intermediary offers an automatic sweep arrangement, the sweep will automatically transfer from your Portfolio account sufficient amounts to cover security purchases in your brokerage account.

o BY CHECKWRITING:


With this service, you may write checks made payable to any payee. First, you must fill out a signature card which you may obtain from your financial intermediary. If you wish to establish this checkwriting service subsequent to the opening of your Portfolio account, contact your financial intermediary. There is no charge for this service, except that a charge will be imposed for checks that are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. There may be a charge for check reorders. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. You cannot write checks for more than the principal balance (not including any accrued dividends) in your account.

OTHER

Each Portfolio has one transaction time each Portfolio business day, 5:00 p.m., Eastern time, for the Prime Portfolio, 4:30 p.m., Eastern time, for the Government and Treasury Portfolios and 12:00 Noon, Eastern time, for the Tax-Free, California Tax-Free and

New York Tax-Free Portfolios. Investments receive the full dividend for a day if your order is received by AGIS by 5:00 p.m., Eastern time, for the Prime Portfolio, 4:30 p.m., Eastern time, for the Government and Treasury Portfolios, and Federal funds or bank wire monies are received by AGIS by 5:00 p.m., Eastern time, for the Prime Portfolio and 4:30 p.m., Eastern time, for the Government or Treasury Portfolios, on that day. For the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, investments receive the full dividend for a day if your order is received by AGIS by 12:00 Noon, Eastern time, and Federal funds or bank wire monies are received by AGIS by 4:00 p.m., Eastern time, on that day.

Redemption proceeds are normally wired the same business day if a redemption request is received by AGIS prior to 5:00 p.m., Eastern time, for the Prime Portfolio, 4:30 p.m., Eastern time, for the Government and Treasury Portfolios and 12:00 Noon, Eastern time, for the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.


A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial representative or other financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios.

Each Portfolio may refuse any order to purchase shares.


-------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

The Portfolios' net income is calculated and paid daily as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. The Portfolios expect that their distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Portfolios' dividend distributions of net income (or short-term capital gains) that are not tax-exempt will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. The Portfolios' distributions also may be subject to certain state and local taxes.


Distributions of tax-exempt interest income earned by the Tax-Free, California Tax-Free and New York Tax-Free Portfolios are not subject to Federal income tax (other than AMT), but may be subject to state or local income taxes. Any exempt interest dividends derived from interest on municipal securities subject to the AMT will be a tax preference item for purposes of the Federal individual and corporate AMT.

CALIFORNIA TAX-FREE PORTFOLIO. Distributions to residents of California out of interest income earned by the Portfolio from California municipal securities or U.S. Government securities are exempt from California personal income taxes.

NEW YORK TAX-FREE PORTFOLIO. Distributions to residents of New York out of interest income earned by the Portfolio from New York municipal securities are exempt from New York personal income taxes.


Each year shortly after December 31, a Portfolio will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the Federal, state and local tax consequences in your particular circumstances.

-------------------------------------------------------------------------------
DISTRIBUTION ARRANGEMENTS
-------------------------------------------------------------------------------
The Fund has adopted a plan under SEC Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution and service fees in connection with the distribution of each Portfolio's Class B shares. The amount of these fees for the Portfolios' Class B shares is .10% as a percentage of aggregate average daily net assets. Because these fees are paid out of the Portfolios' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Financial intermediaries may receive different compensation for selling the Portfolios' Class B shares and Class A and Class C shares, which are not offered in this prospectus.


-------------------------------------------------------------------------------
GENERAL INFORMATION
-------------------------------------------------------------------------------

The Portfolios reserve the right to close an account that is, in the aggregate among Portfolios, less than $500,000. The Portfolios will send shareholders 60 days' written notice to increase the account value before the Portfolios close the account.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase or sell shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

HOUSEHOLDING. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding," does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at (800) 824-1916 (option 115). We will resume separate mailings for your account within 30 days of your request.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The financial highlights table is intended to help you understand a Portfolio's financial performance for the period of its operations. Certain information reflects financial information for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming investment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Portfolios' independent accountants, for the fiscal years ended April 30, 2003, April 30, 2002, April 30, 2001 and April 30, 2000 and by other independent accountants for the fiscal year ended April 30, 1999. The report of PricewaterhouseCoopers LLP, along with the Portfolios' financial statements, appears in the Portfolios' Annual Reports, which are available upon request.

                                                                    PRIME PORTFOLIO
                                            ---------------------------------------------------------------
                                                                                                 AUGUST 14,
                                                            YEAR ENDED APRIL 30,                1998(d) TO
                                            --------------------------------------------------   APRIL 30,
                                                2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                      .0138        .0266        .0602        .0530        .0358
Net realized gain (loss) on investment
   transactions (b)                               -0-          -0-          -0-          -0-          -0-
Net increase in net asset value from
   operations                                  .0138        .0266        .0602        .0530        .0358

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income          (.0138)      (.0266)      (.0602)      (.0530)      (.0358)
Distributions from net realized gains             -0-(b)       -0-          -0-          -0-          -0-
Total dividends and distributions             (.0138)      (.0266)      (.0602)      (.0530)      (.0358)
Net asset value, end of period                 $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on net
   asset value (c)                              1.39%        2.70%        6.20%        5.44%        3.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)       $1,094       $2,165       $2,387       $1,871         $536
Ratio to average net assets of:
   Expenses, net of waivers and
      reimbursements                             .30%         .30%         .30%         .30%         .30%(e)
   Expenses, before waivers and
      reimbursements                             .32%         .32%         .33%         .34%         .36%(e)
   Net investment income (a)                    1.38%        2.66%        5.93%        5.44%        4.82%(e)



                                                                  GOVERNMENT PORTFOLIO
                                            ---------------------------------------------------------------
                                                                                                 AUGUST 07,
                                                            YEAR ENDED APRIL 30,                 1998(d) TO
                                            --------------------------------------------------    APRIL 30,
                                                2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                      .0132        .0257        .0594        .0516        .0361

LESS: DIVIDENDS
Dividends from net investment income          (.0132)      (.0257)      (.0594)      (.0516)      (.0361)
Net asset value, end of period                 $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on net
   asset value (c)                              1.33%        2.60%        6.12%        5.29%        3.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $342         $558         $696         $198         $136
Ratio to average net assets of:
   Expenses, net of waivers and
      reimbursements                             .30%         .30%          30%         .30%         .30%(e)
   Expenses, before waivers and
      reimbursements                             .36%         .34%          37%         .37%         .41%(e)
   Net investment income (a)                    1.34%        2.62%        5.78%        5.19%        4.73%(e)



See footnote summary on page 15.

                                                                    TREASURY PORTFOLIO
                                            ---------------------------------------------------------------
                                                                                                DECEMBER 31,
                                                            YEAR ENDED APRIL 30,                1998(d) TO
                                            --------------------------------------------------    APRIL 30,
                                                2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                      .0124        .0243        .0566        .0494        .0143
Net realized gain (loss) on investment
   transactions (b)                               -0-          -0-          -0-          -0-          -0-
Net increase in net asset value from
   Operations                                  .0124        .0243        .0566        .0494        .0143

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income          (.0124)      (.0243)      (.0566)      (.0494)      (.0143)
Distributions from net realized gains             -0-(b)       -0-          -0-          -0-          -0-
Total dividends and distributions             (.0124)      (.0243)      (.0566)      (.0494)      (.0143)
Net asset value, end of period                 $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on net
   asset value (c)                              1.24%        2.46%        5.83%        5.05%        1.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)          $26          $87          $18          $85          $15
Ratio to average net assets of:
   Expenses, net of waivers and
      reimbursements                             .30%         .30%         .30%         .30%         .30%(e)
   Expenses, before waivers and
      reimbursements                             .40%         .37%         .37%         .47%        1.08%(e)
   Net investment income (a)                    1.26%        1.97%        5.48%        5.04%        4.42%(e)




                                                                  TAX-FREE PORTFOLIO
                                            ---------------------------------------------------------------
                                                                                                 AUGUST 17,
                                                            YEAR ENDED APRIL 30,                1998(d) TO
                                            --------------------------------------------------   APRIL 30,
                                                2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                      .0109        .0177        .0378        .0333        .0210

LESS: DIVIDENDS
Dividends from net investment income          (.0109)      (.0177)      (.0378)      (.0333)      (.0210)
Net asset value, end of period                 $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on net
   asset value (c)                              1.10%        1.79%        3.85%        3.37%        2.13%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $550         $766         $616         $375         $193
Ratio to average net assets of:
   Expenses, net of waivers and
      reimbursements                             .30%         .30%         .30%         .30%         .30%(e)
   Expenses, before waivers and
      reimbursements                             .34%         .34%         .36%         .37%         .42%(e)
   Net investment income (a)                    1.10%        1.74%        3.67%        3.37%        2.88%(e)



See footnote summary on page 15.

                                            CALIFORNIA TAX-FREE PORTFOLIO
                                         ------------------------------------
                                                                   NOVEMBER 28,
                                            YEAR ENDED APRIL 30,    2000(f) TO
                                         ------------------------    APRIL 30,
                                             2003         2002         2001
                                         -----------  -----------  -----------
Net asset value, beginning of period        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                   .0104        .0164        .0117

LESS: DIVIDENDS
Dividends from net investment income       (.0104)      (.0164)      (.0117)
Net asset value, end of period              $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on net
   asset value (c)                           1.04%        1.65%        1.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)       $98          $83          $33
Ratios to average net assets of:
   Expenses, net of waivers and
      reimbursements                          .30%         .30%         .30%(e)
   Expenses, before waivers and
      reimbursements                          .38%         .40%         .75%(e)
   Net investment income (a)                 1.01%        1.57%        2.76%(e)



                                                              NEW YORK
                                                              TAX-FREE
                                                              PORTFOLIO
                                                      ------------------------
                                                         YEAR       AUGUST 2,
                                                        ENDED      2001(d) TO
                                                       APRIL 30,    APRIL 30,
                                                         2003         2002
                                                      -----------  -----------
Net asset value, beginning of period                     $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                .0105        .0098

LESS: DIVIDENDS
Dividends from net investment income                    (.0105)      (.0098)
Net asset value, end of period                           $1.00        $1.00

TOTAL RETURN
Total investment return based on net asset value (c)      1.05%         .98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $33          $17
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements             .30%         .30%(e)
   Expenses, before waivers and reimbursements             .58%         .68%(e)
   Net investment income (a)                              1.03%        1.12%(e)


(a)  Net of expenses reimbursed or waived by the Adviser.

(b)  Amount is less than $0.0001.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)  Commencement of distribution.

(e)  Annualized.

(f)  Commencement of operations.

PRIVACY NOTICE (THIS INFORMATION IS NOT PART OF THE PROSPECTUS.)


Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources:(1)information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).


It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

For more information about the Portfolios, the following documents are available upon request:

o ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments.

o STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of a current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:   C/O ALLIANCE GLOBAL INVESTOR SERVICES, INC.
           P.O. BOX 786003
           SAN ANTONIO, TX 78278-6003

BY PHONE:  For Information and Literature:
           (800) 221-5672

Or you may view or obtain these documents from the Securities and Exchange
Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.


o Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash., DC 20549-0102.


You may also find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.



TABLE OF CONTENTS
-------------------------------------------------------------------------------
RISK/RETURN SUMMARY                                                           2
   Performance and Bar Chart Information                                      3
FEES AND EXPENSES OF THE PORTFOLIOS                                           5
OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES, AND RISKS     6
   Investment Objectives and Strategies                                       6
   Prime Portfolio                                                            6
   Government Portfolio                                                       6
   Treasury Portfolio                                                         7
   Tax-Free Portfolio                                                         7
   California Tax-Free Portfolio                                              7
   New York Tax-Free Portfolio                                                7
   Risk Considerations                                                        8
MANAGEMENT OF THE PORTFOLIOS                                                  9
PURCHASE AND SALE OF SHARES                                                  10
   How The Portfolios Value Their Shares                                     10
   How To Buy Shares                                                         10
   How To Sell Shares                                                        10
   Other                                                                     10
DIVIDENDS, DISTRIBUTIONS AND TAXES                                           11
DISTRIBUTION ARRANGEMENTS                                                    12
GENERAL INFORMATION                                                          12
FINANCIAL HIGHLIGHTS                                                         13
-------------------------------------------------------------------------------


                                                              FILE NO. 811-6068

ALLIANCEBERNSTEIN INSTITUTIONAL RESERVES


o  Prime Portfolio

o  Government Portfolio

o  Treasury Portfolio

o  Tax-Free Portfolio

o  California Tax-Free Portfolio

o  New York Tax-Free Portfolio



Prospectus
Class C Shares
September 2, 2003




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

AllianceBernstein Institutional Reserves, Inc. consists of seven distinct Portfolios. This prospectus describes the Class C shares of six of the Portfolios--the Prime Portfolio, Government Portfolio, Treasury Portfolio, Tax-Free Portfolio, California Tax-Free Portfolio and New York Tax-Free Portfolio. The Portfolios' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.



-------------------------------------------------------------------------------
RISK/RETURN SUMMARY
-------------------------------------------------------------------------------
The following is a summary of certain key information about the Portfolios. You will find additional information about the Portfolios, including a detailed description of the risks of an investment in each Portfolio, after this summary.

Objectives: The investment objectives of each Portfolio are--in the following order of priority--safety of principal, excellent liquidity and maximum current income (exempt from income taxation to the extent described in this Prospectus) to the extent consistent with the first two objectives.

Principal Investment Strategy: The Portfolios are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each Portfolio pursues its objectives by investing in a portfolio of high-quality, U.S. dollar-denominated money market securities. The California Tax-Free Portfolio and the New York Tax-Free Portfolio are non-diversified and only offered to residents of the named states.

The Portfolios invest primarily in the following money market securities:

o Prime Portfolio Obligations of the U.S. Government, its agencies or instrumentalities, obligations of certain banks and savings and loan associations, asset-backed securities and high-quality securities of corporate issuers (including adjustable rate securities).

o Government Portfolio Obligations of the U.S. Government, its agencies or instrumentalities and repurchase agreements.

o Treasury Portfolio Obligations of the U.S. Treasury, such as bills, notes and bonds, and repurchase agreements.

o Tax-Free Portfolio High-quality state and municipal government tax-exempt debt obligations.

o California Tax-Free Portfolio High-quality municipal securities issued by the State of California or its political subdivisions or securities otherwise exempt from California state personal income tax.

o New York Tax-Free Portfolio High-quality municipal securities issued by the State of New York or its political subdivisions or securities otherwise exempt from New York state personal income tax.

Principal Risks: The principal risks of investing in each Portfolio are:

o Interest Rate Risk This is the risk that changes in interest rates will adversely affect the yield or value of a Portfolio's investments in debt securities.

o Credit Risk This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of a Portfolio's investments will have its credit ratings downgraded.

In addition, principal risks of investing in the Tax-Free Portfolio, California Tax-Free Portfolio and New York Tax-Free Portfolio are:

o Municipal Market Risk This is the risk that special factors, such as political and legislative changes and local business and economic developments, may adversely affect the yield or value of a Portfolio's investments. Because the California Tax-Free and the New York Tax-Free Portfolios invest a large portion of their assets in a particular state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences.

o Diversification Risk The Portfolios that invest in particular states may invest more of their assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on these Portfolios.

Another important thing for you to note:

An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

PERFORMANCE AND BAR CHART INFORMATION

For each Portfolio, the Risk/Return Summary includes a table showing the Portfolio's average annual total returns and a bar chart showing the Portfolio's annual total returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

o the Portfolio's average annual total returns for one year and the life of the Portfolio; and

o changes in the Portfolio's performance from year to year over the life of the Portfolio.

A Portfolio's past performance does not necessarily indicate how it will perform in the future.

You may obtain current seven-day yield information for any Portfolio by calling
(800) 221-5672 or your financial intermediary.




Prime Portfolio

PERFORMANCE TABLE

                                             Since
                              1 Year       Inception*
-------------------------------------------------------------------
                               1.43%          4.19%
-------------------------------------------------------------------

* INCEPTION DATE: 7/13/98.


BAR CHART

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                93           n/a
                                94           n/a
                                95           n/a
                                96           n/a
                                97           n/a
                                98           n/a
                                99         4.94%
                                00         6.17%
                                01         3.81%
                                02         1.43%
                        Calendar Year End


Through June 30, 2003, the year to date unannualized return for the Portfolio was .45%. During the period shown in the bar chart, the highest return for a quarter was 1.59% (quarter ending September 30, 2000) and the lowest return for a quarter was .31% (quarter ending December 31, 2002).


Government Portfolio

PERFORMANCE TABLE

                                             Since
                               1 Year     Inception**
-------------------------------------------------------------------
                               1.37%          4.02%
-------------------------------------------------------------------

** INCEPTION DATE: 10/21/98.


BAR CHART

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                93           n/a
                                94           n/a
                                95           n/a
                                96           n/a
                                97           n/a
                                98           n/a
                                99         4.86%
                                00         6.04%
                                01         3.74%
                                02         1.37%
                        Calendar Year End


Through June 30, 2003, the year to date unannualized return for the Portfolio was .41%. During the period shown in the bar chart, the highest return for a quarter was 1.55% (quarter ending December 31, 2000) and the lowest return for a quarter was .30% (quarter ending December 31, 2002).

Treasury Portfolio

PERFORMANCE TABLE

                                             Since
                              1 Year      Inception***
-------------------------------------------------------------------
                               1.26%          3.81%
-------------------------------------------------------------------

*** INCEPTION DATE: 10/15/98.


BAR CHART

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                93           n/a
                                94           n/a
                                95           n/a
                                96           n/a
                                97           n/a
                                98           n/a
                                99         4.58%
                                00         5.84%
                                01         3.48%
                                02         1.26%
                        Calendar Year End

Through June 30, 2003, the year to date unannualized return for the Portfolio was .39%. During the period shown in the bar chart, the highest return for a quarter was 1.50% (quarter ending December 31, 2000) and the lowest return for a quarter was .28% (quarter ending December 31, 2002).


Tax-Free Portfolio

PERFORMANCE TABLE

                                             Since
                               1 Year    Inception****
-------------------------------------------------------------------
                               1.02%          2.57%
-------------------------------------------------------------------

**** INCEPTION DATE: 9/08/98.


BAR CHART

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                93           n/a
                                94           n/a
                                95           n/a
                                96           n/a
                                97           n/a
                                98           n/a
                                99         2.89%
                                00         3.82%
                                01         2.31%
                                02         1.02%
                        Calendar Year End

Through June 30, 2003, the year to date unannualized return for the Portfolio was .38%. During the period shown in the bar chart, the highest return for a quarter was 3.49% (quarter ending June 30, 2000) and the lowest return for a quarter was .23% (quarter ending March 31, 2002).


California Tax-Free Portfolio

PERFORMANCE TABLE

                                             Since
                               1 Year     Inception*****
-------------------------------------------------------------------
                                .98%          1.52%
-------------------------------------------------------------------

***** INCEPTION DATE: 12/20/00.


BAR CHART

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                93           n/a
                                94           n/a
                                95           n/a
                                96           n/a
                                97           n/a
                                98           n/a
                                99           n/a
                                00           n/a
                                01         1.98%
                                02          .98%
                        Calendar Year End

Through June 30, 2003, the year to date unannualized return for the Portfolio was .36%. During the period shown in the bar chart, the highest return for a quarter was .65% (quarter ending June 30, 2001) and the lowest return for a quarter was .22% (quarter ending March 31, 2002).

New York Tax-Free Portfolio

PERFORMANCE TABLE

                                             Since
                               1 Year    Inception******
-------------------------------------------------------------------
                                .95%          1.13%
-------------------------------------------------------------------

****** INCEPTION DATE: 6/28/01.


BAR CHART

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                93           n/a
                                94           n/a
                                95           n/a
                                96           n/a
                                97           n/a
                                98           n/a
                                99           n/a
                                00           n/a
                                01           n/a
                                02          .95%
                        Calendar Year End

Through June 30, 2003, the year to date unannualized return for the Portfolio was .36%. During the period shown in the bar chart, the highest return for a quarter was .44% (quarter ending September 30, 2001) and the lowest return for a quarter was .21% (quarter ending March 31, 2002).


-------------------------------------------------------------------------------
FEES AND EXPENSES OF THE PORTFOLIOS
-------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

Shareholder Fees (fees paid directly from your investment)

None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                               ANNUAL PORTFOLIO OPERATING EXPENSES
                                    ---------------------------------------------------------
                                            GOVERN-                      CALIFORNIA  NEW YORK
                                     PRIME   MENT    TREASURY  TAX-FREE   TAX-FREE   TAX-FREE
                                    ------  -------  --------  --------  ----------  --------
Management Fees                      .20%    .20%      .20%      .20%       .20%       .20%
Distribution (12b-1) Fees            .25%    .25%      .25%      .25%       .25%       .25%
Other Expenses                       .02%    .06%      .09%      .05%       .08%       .28%
                                     ---     ---       ---       ---        ---        ---
Total Portfolio Operating Expenses   .47%    .51%      .54%      .50%       .53%       .73%
Expense Reimbursement*              (.02)%  (.06)%    (.09)%    (.05)%     (.08)%     (.28)%
                                     ---     ---       ---       ---        ---        ---
Net Expenses                         .45%    .45%      .45%      .45%       .45%       .45%



---------------------------
* Reflects Alliance's contractual reimbursement during the Portfolios' respective current fiscal years of a portion of each Portfolio's operating expenses so that each Portfolio's expense ratio does not exceed .45%. This reimbursement extends through the end of the Portfolio's current fiscal year and may be extended by Alliance for additional one year terms.

EXAMPLES**

The examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, the Portfolio's operating expenses stay the same, and all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                            GOVERN-                      CALIFORNIA  NEW YORK
                                     PRIME   MENT    TREASURY  TAX-FREE   TAX-FREE   TAX-FREE
                                    ------  -------  --------  --------  ----------  --------
1 YEAR                               $ 46    $ 46      $ 46      $ 46       $ 46       $ 46
3 Years                              $149    $158      $164      $155       $162       $205
5 Years                              $261    $279      $293      $275       $288       $378
10 Years                             $590    $635      $668      $623       $657       $880



---------------------------
** These examples assume that Alliance's agreement to bear a portion of each Portfolio's operating expenses is not extended beyond its initial period of one year.

-------------------------------------------------------------------------------
OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES, AND RISKS
-------------------------------------------------------------------------------
This section of the prospectus provides a more complete description of the investment objectives and principal strategies and risks of the Portfolios.

Please note:

o Additional descriptions of each Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolios' Statement of Additional Information or SAI.

o There can be no assurance that any Portfolio will achieve its investment objectives.

o Except as noted, the Portfolios' investment objectives and strategies are not fundamental and thus can be changed without a shareholder vote. The investment objectives of the Prime Portfolio are fundamental.

Investment Objectives and Strategies

As money market funds, the Portfolios must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of each Portfolio's investments. Under that Rule, each Portfolio's investments must each have a remaining maturity of no more than 397 days, which is a fundamental policy for each Portfolio except for the Treasury, California Tax-Free and New York Tax-Free Portfolios, and each Portfolio must maintain an average weighted maturity that does not exceed 90 days.

Prime Portfolio

The Prime Portfolio, as a matter of fundamental policy, pursues its objectives by maintaining a portfolio of high-quality money market securities. The Prime Portfolio's investments may include:

o marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits that are issued or guaranteed by (i) banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation, or
(ii) foreign branches of U.S. banks and U.S. branches of foreign banks that have total assets of at least $1 billion (rated or determined by Alliance to be of comparable quality);

o high-quality commercial paper (or if not rated, commercial paper determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

o adjustable rate obligations;

o asset-backed securities;

o restricted securities (I.E., securities subject to legal or contractual restrictions on resale); and

o repurchase agreements that are fully collateralized.

As a matter of fundamental policy, the Portfolio does not invest 25% or more of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances and interest-bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks.

Government Portfolio

As a matter of fundamental policy, the Government Portfolio normally invests substantially all of its assets in marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (which may bear adjustable rates of interest) and repurchase agreements related thereto.

The Government Portfolio may also purchase when-issued securities.

As an operating policy, which may be changed without shareholder approval, the Portfolio seeks to invest in securities that are legal investments for Federal credit unions.

Treasury Portfolio

The Treasury Portfolio normally invests at least 80% of its net assets in U.S. Treasury securities and repurchase agreements relating to U.S. Treasury securities. These securities may bear adjustable rates of interest. This policy may not be changed without 60 days' prior written notice to shareholders.

The Treasury Portfolio may also purchase when-issued securities.

As an operating policy, which may be changed without shareholder approval, the Portfolio (i) attempts to invest in securities that comply with requirements of New Jersey law in order to be an eligible investment for boards of education and other local governmental units in New Jersey, and (ii) does not invest in securities maintained under the U.S. Treasury STRIPS program or in repurchase agreements involving these types of securities.

Tax-Free Portfolio

The Tax-Free Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-grade municipal securities. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets in high-quality municipal securities. The Portfolio's income may be subject to state or local income taxes.

The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the Federal alternative minimum tax (the "AMT").

California Tax-Free Portfolio

The California Tax-Free Portfolio pursues its objectives by investing in high-quality municipal securities and, as a matter of fundamental policy, normally will invest at least 80% of its net assets in these securities. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. The Portfolio may purchase municipal securities issued by other states if Alliance believes that suitable municipal securities of California are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income tax.

As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of California or its political subdivisions, or securities otherwise exempt from California state personal income tax. The Portfolio also may invest in restricted securities (I.E., securities subject to legal or contractual restrictions on resale). The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the AMT.

New York Tax-Free Portfolio

The New York Tax-Free Portfolio pursues its objectives by investing in high-quality municipal securities and, as a matter of fundamental policy, normally will invest at least 80% of its net assets in these securities. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. The Portfolio may purchase municipal securities issued by other states if Alliance believes that suitable municipal securities of New York are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income tax.

As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of New York or its political subdivisions, or securities otherwise exempt from New York state personal income tax. The Portfolio also may invest in restricted securities (I.E., securities subject to legal or contractual restrictions on resale). The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the AMT.

Municipal Securities. The Tax-Free, California Tax-Free and New York Tax-Free Portfolios' investments in municipal securities include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenue of a particular facility or a specific excise or other source.

The Tax-Free, California Tax-Free and New York Tax-Free Portfolios may invest in adjustable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of a Portfolio to maintain a stable net asset value. Adjustable rate securities purchased may include participation interests in private activity bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion.

The Tax-Free, California Tax-Free and New York Tax-Free Portfolios' municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's or Standard & Poor's or judged by Alliance to be of comparable quality.

The Tax-Free, California Tax-Free and New York Tax-Free Portfolios also may invest in stand-by commitments, which may involve certain expenses and risks, but the Portfolios do not expect their investment in stand-by commitments to comprise a significant portion of their investments. Each Portfolio may also purchase when-issued securities.

Taxable Investments. The Tax-Free, California Tax-Free and New York Tax-Free Portfolios may invest in taxable instruments including obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

Risk Considerations

The Portfolios' principal risks are interest rate risk and credit risk. Because the Portfolios invest in short-term securities, a decline in interest rates will affect the Portfolios' yields as these securities mature or are sold and the Portfolios purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolios invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolios invest in highly-rated securities to minimize credit risk.

The quality and liquidity of the Tax-Free, California Tax-Free and New York Tax-Free Portfolios' investments in municipal securities are supported by credit and liquidity enhancements, such as letters of credit, from third-party financial institutions. Each Portfolio continuously monitors the credit quality of third-parties; however, changes in the credit quality of these financial institutions could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

The Tax-Free, California Tax-Free and New York Tax-Free Portfolios face municipal market risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the California Tax-Free and New York Tax-Free Portfolios invest a large portion of their assets in the named state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

A Portfolio's investments in when-issued securities are subject to the risk of market fluctuations because the Portfolio agrees to buy the securities at a certain price, even though the market price of the securities at the time of delivery may be lower than the agreed-upon purchase price.

The Portfolios may invest up to 10% of their net assets in illiquid securities, including illiquid restricted securities (with respect to each Portfolio except the Tax-Free Portfolio). Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that a Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.


The Portfolios' investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect a Portfolio's investments.

The Portfolios also are subject to management risk because they are actively managed portfolios. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended result.


-------------------------------------------------------------------------------
MANAGEMENT OF THE PORTFOLIOS
-------------------------------------------------------------------------------

The Portfolios' investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of June 30, 2003 totaling more than $426 billion (of which more than $156 billion represented assets of investment companies). As of June 30, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 45 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies, managed by Alliance, comprising 125 separate investment portfolios, currently have approximately 7.3 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid Alliance, for the fiscal year ended April 30, 2003, as a percentage of average daily net assets, .20%.


Alliance may make payments from time to time from its own resources, which may include the management fees paid by the Portfolios, to compensate your broker-dealer, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of Class C shares of the Portfolios, including paying for the preparation, printing and distribution of prospectuses and sales literature or other promotional activities. Financial intermediaries may receive different compensation for selling the Portfolios' Class C shares and Class A and Class B shares, which are not offered in this prospectus.

-------------------------------------------------------------------------------
PURCHASE AND SALE OF SHARES
-------------------------------------------------------------------------------
How the Portfolios Value Their Shares


Each of the Portfolios' net asset value, or NAV, which is the price at which shares of the Portfolios are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 5:00 p.m., Eastern time, for the Prime Portfolio, 4:30 p.m., Eastern time, for the Government and Treasury Portfolios and 12:00 Noon, Eastern time, for the Tax-Free, California Tax-Free and New York Tax-Free Portfolios on each Portfolio business day (I.E., each weekday exclusive of days the New York Stock Exchange is closed for business and which is not a bank holiday).


To calculate NAV, the Portfolios' assets are valued and totaled, liabilities subtracted and the balance, called net assets, is divided by the number of shares outstanding. Each Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

How To Buy Shares

o Initial Investment

You may purchase Class C shares through your financial intermediary by instructing the intermediary to invest in one or more of the Portfolios.

The minimum investment amount is $1,000,000 in the aggregate among the Portfolios. There is no minimum for subsequent investments. The Portfolios reserve the right to vary the minimum investment amounts.

o Subsequent Investments

By Check:

Mail or deliver your check or negotiable draft payable to your financial intermediary, who will deposit it into the Portfolio(s). Please designate the appropriate Portfolio and indicate your brokerage account number, if applicable, on the check or draft.

By Sweep:

Your financial intermediary may offer an automatic "sweep" for the Portfolio in the operation of brokerage cash accounts for its customers. Contact your financial intermediary to determine if a sweep is available and what the sweep parameters are.

If you invest by a check drawn on a member of the Federal Reserve System, the check will be converted to Federal funds in one business day following receipt and then invested in the Portfolio. If you invest by a check drawn on a bank that is not a member of the Federal Reserve System, the check may take longer to be converted and invested. All payments must be in U.S. dollars.

How To Sell Shares


You may "redeem" your shares (I.E., sell your shares) on any Portfolio business day by contacting your financial intermediary. If you recently purchased shares by check or electronic funds transfer, you cannot redeem your investment until the Portfolio is reasonably satisfied the check or electronic funds transfer has cleared (which may take up to 15 days).


You also may redeem your shares:

o By Sweep:

If your financial intermediary offers an automatic sweep arrangement, the sweep will automatically transfer from your Portfolio account sufficient amounts to cover security purchases in your brokerage account.

o By Checkwriting:


With this service, you may write checks made payable to any payee. First, you must fill out a signature card which you may obtain from your financial intermediary. If you wish to establish this checkwriting service subsequent to the opening of your Portfolio account, contact your financial intermediary. There is no charge for this service, except that a charge will be imposed for checks that are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. There may be a charge for check reorders. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. You cannot write checks for more than the principal balance (not including any accrued dividends) in your account.

Other

Each Portfolio has one transaction time each Portfolio business day, 5:00 p.m., Eastern time, for the Prime Portfolio, 4:30 p.m., Eastern time, for the Government and Treasury Portfolios and 12:00 Noon, Eastern time, for the Tax-Free, California Tax-Free and New York Tax-Free Portfolios. Investments receive the full dividend for a day if your order is received by AGIS by 5:00 p.m., Eastern time, for the Prime Portfolio, 4:30 p.m., Eastern time, for the Government and Treasury Portfolios, and Federal funds or bank wire monies are received by AGIS by 5:00 p.m., Eastern time, for the Prime Portfolio and 4:30 p.m., Eastern time, for the Government or Treasury Portfolios, on that day.
For the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, investments receive the full dividend for a day if your order is received by AGIS by 12:00 Noon, Eastern time, and Federal funds or bank wire monies are received by AGIS by 4:00 p.m., Eastern time, on that day.

Redemption proceeds are normally wired the same business day if a redemption request is received by AGIS prior to 5:00 p.m., Eastern time, for the Prime Portfolio, 4:30 p.m., Eastern time, for the Government and Treasury Portfolios and 12:00 Noon, Eastern time, for the Tax-Free, California Tax-Free and New York Tax-Free Portfolios, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.


A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial representative or other financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios.

Each Portfolio may refuse any order to purchase shares.


-------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

The Portfolios' net income is calculated and paid daily as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. The Portfolios expect that their distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Portfolios' dividend distributions of net income (or short-term capital gains) that are not tax-exempt will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. The Portfolios' distributions also may be subject to certain state and local taxes.


Distributions of tax-exempt interest income earned by the Tax-Free, California Tax-Free and New York Tax-Free Portfolios are not subject to Federal income tax (other than AMT), but may be subject to state or local income taxes. Any exempt interest dividends derived from interest on municipal securities subject to the AMT will be a tax preference item for purposes of the Federal individual and corporate AMT.

California Tax-Free Portfolio. Distributions to residents of California out of interest income earned by the Portfolio from California municipal securities or U.S. Government Securities are exempt from California personal income taxes.

New York Tax-Free Portfolio. Distributions to residents of New York out of interest income earned by the Portfolio from New York municipal securities are exempt from New York personal income taxes.


Each year shortly after December 31, a Portfolio will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the Federal, state and local tax consequences in your particular circumstances.

-------------------------------------------------------------------------------
DISTRIBUTION ARRANGEMENTS
-------------------------------------------------------------------------------
The Fund has adopted a plan under SEC Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution and service fees in connection with the distribution of each Portfolio's Class C shares. The amount of these fees for the Portfolios' Class C shares is .25% as a percentage of aggregate average daily net assets. Because these fees are paid out of the Portfolios' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Financial intermediaries may receive different compensation for selling the Portfolios' Class C shares and Class A and B shares, which are not offered in this prospectus.


-------------------------------------------------------------------------------
GENERAL INFORMATION
-------------------------------------------------------------------------------

The Portfolios reserve the right to close an account that is, in the aggregate among Portfolios, less than $500,000. The Portfolios will send shareholders 60 days' written notice to increase the account value before the Portfolios close the account.


During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase or sell shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.


HOUSEHOLDING. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding," does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at (800) 824-1916 (option 115). We will resume separate mailings for your account within 30 days of your request.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The financial highlights table is intended to help you understand a Portfolio's financial performance for the period of its operations. Certain information reflects financial information for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming investment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Portfolios' independent accountants, for the fiscal years ended April 30, 2003, April 30, 2002, April 30, 2001 and April 30, 2000 and by other independent accountants for the fiscal year ended April 30, 1999. The report of PricewaterhouseCoopers LLP, along with the Portfolios' financial statements, appears in the Portfolios' Annual Reports, which are available upon request.


                                                                    PRIME PORTFOLIO
                                            ---------------------------------------------------------------
                                                                                                  JULY 13,
                                                            YEAR ENDED APRIL 30,                1998(d) TO
                                            --------------------------------------------------   APRIL 30,
                                                2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                      .0123        .0251        .0587        .0515        .0392
Net realized gain (loss) on investment
   transactions (b)                               -0-          -0-          -0-          -0-          -0-
Net increase in net asset value from
   operations                                  .0123        .0251        .0587        .0515        .0392

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income          (.0123)      (.0251)      (.0587)      (.0515)      (.0392)
Distributions from net realized gains             -0-(b)       -0-          -0-          -0-          -0-
Total dividends and distributions             (.0123)      (.0251)      (.0587)      (.0515)      (.0392)
Net asset value, end of period                 $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on net
   asset value (c)                              1.24%        2.54%        6.04%        5.28%        3.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $567         $617         $468         $155          $38
Ratio to average net assets of:
   Expenses, net of waivers and
      reimbursements                             .45%         .45%         .45%         .45%         .45%(e)
   Expenses, before waivers and
      reimbursements                             .47%         .47%         .49%         .50%         .51%(e)
   Net investment income (a)                    1.23%        2.41%        5.65%        5.29%        4.70%(e)



                                                                 GOVERNMENT PORTFOLIO
                                            ---------------------------------------------------------------
                                                                                                OCTOBER 21,
                                                            YEAR ENDED APRIL 30,                 1998(d) TO
                                            --------------------------------------------------    APRIL 30,
                                                2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $1.00        $1.00        $1.00        $1.00        $1.00
INCOME FROM INVESTMENT OPERATIONS

Net investment income (a)                      .0117        .0242        .0579        .0502        .0243

LESS: DIVIDENDS
Dividends from net investment income          (.0117)      (.0242)      (.0579)      (.0502)      (.0243)
Net asset value, end of period                 $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on net
   asset value (c)                              1.18%        2.45%        5.96%        5.14%        2.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $203         $189         $128          $16           $3
Ratio to average net assets of:
   Expenses, net of waivers and
      reimbursements                             .45%         .45%         .45%         .45%         .45%(e)
   Expenses, before waivers and
      reimbursements                             .51%         .49%         .52%         .52%         .56%(e)
   Net investment income (a)                    1.16%        2.31%        5.51%        5.11%        4.55%(e)



See footnote summary on page 15.

                                                                  TREASURY PORTFOLIO
                                            ---------------------------------------------------------------
                                                                                               OCTOBER 15,
                                                            YEAR ENDED APRIL 30,                1998(d) TO
                                            --------------------------------------------------   APRIL 30,
                                                2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                      .0109        .0228        .0551        .0479        .0248
Net realized gain (loss) on investment
   transactions (b)                               -0-          -0-          -0-          -0-          -0-
Net increase in net asset value from
   operations                                  .0109        .0228        .0551        .0479        .0248

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income          (.0109)      (.0228)      (.0551)      (.0479)      (.0248)
Distributions from net realized gains             -0-(b)       -0-          -0-          -0-          -0-
Total dividends and distributions             (.0109)      (.0228)      (.0551)      (.0479)      (.0248)
Net asset value, end of period                 $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on net
   asset value (c)                              1.09%        2.31%        5.67%        4.89%        2.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)          $60         $205         $324         $350          $33
Ratio to average net assets of:
   Expenses, net of waivers and
      reimbursements                             .45%         .45%         .45%         .45%         .45%(e)
   Expenses, before waivers and
      reimbursements                             .54%         .52%         .53%         .56%         .99%(e)
   Net investment income (a)                    1.14%        2.39%        5.46%        5.06%        4.27%(e)



                                                                   TAX-FREE PORTFOLIO
                                            ---------------------------------------------------------------
                                                                                               SEPTEMBER 8,
                                                            YEAR ENDED APRIL 30,                1998(d) TO
                                            --------------------------------------------------   APRIL 30,
                                                2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                      .0094        .0162        .0363        .0318        .0184

LESS: DIVIDENDS
Dividends from net investment income          (.0094)      (.0162)      (.0363)      (.0318)      (.0184)
Net asset value, end of period                 $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on net
   asset value (c)                               .94%        1.63%        3.69%        3.22%        1.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $204         $132         $161          $49           $2
Ratio to average net assets of:
   Expenses, net of waivers and
      reimbursements                             .45%         .45%         .45%         .45%         .45%(e)
   Expenses, before waivers and
      reimbursements                             .50%         .49%         .51%         .51%         .57%(e)
   Net investment income (a)                     .93%        1.61%        3.52%        3.23%        2.69%(e)



See footnote summary on page 15.

                                            CALIFORNIA TAX-FREE PORTFOLIO
                                         ------------------------------------
                                                                  DECEMBER 20,
                                                                     2000 (d)
                                           YEAR ENDED APRIL 30,        TO
                                         ------------------------   APRIL 30,
                                             2003         2002         2001
                                         -----------  -----------  -----------
Net asset value, beginning of period        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                   .0089        .0149        .0091

LESS: DIVIDENDS
Dividends from net investment income       (.0089)      (.0149)      (.0091)
Net asset value, end of period              $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on net
   asset value (c)                            .89%        1.50%         .92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)      $122          $72          $78
Ratio to average net assets of:
   Expenses, net of waivers and
      reimbursements                          .45%         .45%         .45%(e)
   Expenses, before waivers and
      reimbursements                          .53%         .55%         .69%(e)
   Net investment income (a)                  .86%        1.53%        2.52%(e)



                                                             NEW YORK
                                                             TAX-FREE
                                                             PORTFOLIO
                                                      -----------------------
                                                                   JUNE 28,
                                                        YEAR         2001(d)
                                                        ENDED           TO
                                                       APRIL 30,    APRIL 30,
                                                          2003         2002
                                                      -----------  -----------
Net asset value, beginning of period                     $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                .0090        .0105

LESS: DIVIDENDS
Dividends from net investment income                    (.0090)      (.0105)
Net asset value, end of period                           $1.00        $1.00

TOTAL RETURN
Total investment return based on net asset value (c)       .90%        1.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $9           $4
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements             .45%         .45%(e)
   Expenses, before waivers and reimbursements             .73%         .88%(e)
   Net investment income (a)                               .89%        1.08%(e)


(a)  Net of expenses reimbursed or waived by the Adviser.

(b)  Amount is less than $0.0001.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)  Commencement of distribution.

(e)  Annualized.

Privacy Notice (This information is not part of the Prospectus.)


Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources:(1)information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).


It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

For more information about the Portfolios, the following documents are available upon request:

o Annual/Semi-Annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments.

o Statement of Additional Information (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of a current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:   c/o Alliance Global Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

By phone:  For Information and Literature:
           (800) 221-5672

Or you may view or obtain these documents from the Securities and Exchange
Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.


o Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash., DC 20549-0102.


You may also find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.




Table of Contents
-------------------------------------------------------------------------------
RISK/RETURN SUMMARY                                                           2
   Performance and Bar Chart Information                                      3
FEES AND EXPENSES OF THE PORTFOLIOS                                           5
OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES, AND RISKS     6
   Investment Objectives and Strategies                                       6
   Prime Portfolio                                                            6
   Government Portfolio                                                       6
   Treasury Portfolio                                                         7
   Tax-Free Portfolio                                                         7
   California Tax-Free Portfolio                                              7
   New York Tax-Free Portfolio                                                7
   Risk Considerations                                                        8
MANAGEMENT OF THE PORTFOLIOS                                                  9
PURCHASE AND SALE OF SHARES                                                  10
   How The Portfolios Value Their Shares                                     10
   How To Buy Shares                                                         10
   How To Sell Shares                                                        10
   Other                                                                     11
DIVIDENDS, DISTRIBUTIONS AND TAXES                                           11
DISTRIBUTION ARRANGEMENTS                                                    12
GENERAL INFORMATION                                                          12
FINANCIAL HIGHLIGHTS                                                         13
-------------------------------------------------------------------------------

                                                              FILE NO. 811-6068

ALLIANCEBERNSTEIN INSTITUTIONAL RESERVES -- TRUST PORTFOLIO



PROSPECTUS
SEPTEMBER 2, 2003




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

AllianceBernstein Institutional Reserves, Inc. consists of seven distinct Portfolios. This prospectus describes the Trust Portfolio. The Portfolio's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.



-------------------------------------------------------------------------------
RISK/RETURN SUMMARY
-------------------------------------------------------------------------------
The following is a summary of certain key information about the Portfolio. You will find additional information about the Portfolio, including a detailed description of the risks of an investment in the Portfolio, after this summary.

OBJECTIVES: The investment objectives of the Portfolio are--in the following order of priority--safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives.

PRINCIPAL INVESTMENT STRATEGY: The Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio pursues its objectives by investing in a portfolio of high-quality, U.S. dollar-denominated money market securities.

PRINCIPAL RISKS: The principal risks of investing in the Portfolio are:

o INTEREST RATE RISK This is the risk that changes in interest rates will adversely affect the yield or value of the Portfolio's investments in debt securities.

o CREDIT RISK This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of the Portfolio's investments will have its credit ratings downgraded.

ANOTHER IMPORTANT THING FOR YOU TO NOTE:

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PERFORMANCE AND BAR CHART INFORMATION

The Risk/Return Summary includes a table showing the Portfolio's average annual total returns and a bar chart showing the Portfolio's annual total returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:


o the Portfolio's average annual total returns for one, five and ten years; and

o changes in the Portfolio's performance from year to year over ten years.

The Portfolio's past performance does not necessarily indicate how it will perform in the future.

You may obtain current seven-day yield information for the Portfolio by calling
(800) 221-5672 or your financial intermediary.

PERFORMANCE TABLE

               1 YEAR         5 YEARS       10 YEARS
-------------------------------------------------------------------
                1.38%          4.27%          4.45%
-------------------------------------------------------------------

BAR CHART

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                93         3.13%
                                94         4.08%
                                95         5.61%
                                96         5.02%
                                97         5.29%
                                98         5.24%
                                99         4.89%
                                00         6.12%
                                01         3.79%
                                02         1.38%
                        Calendar Year End

Through June 30, 2003, the year to date unannualized return for the Portfolio was .43%. During the period shown in the bar chart, the highest return for a quarter was 1.57% (quarter ending September 30, 2000) and the lowest return for a quarter was .31% (quarter ending December 31, 2002).

-------------------------------------------------------------------------------
FEES AND EXPENSES OF THE PORTFOLIO
-------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

None

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS) AND EXAMPLE

The example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, the Portfolio's operating expenses stay the same, and all dividends and distributions are reinvested. Your actual costs may be higher or lower.


  ANNUAL PORTFOLIO OPERATING EXPENSES                       EXAMPLE
----------------------------------------         ------------------------------
Management Fees                     .45%         1 Year                    $ 51
Other Expenses                      .05%         3 Years                   $160
                                    ---          5 Years                   $280
Total Operating Expenses            .50%         10 Years                  $628


-------------------------------------------------------------------------------
OTHER INFORMATION ABOUT THE PORTFOLIO'S OBJECTIVES, STRATEGIES, AND RISKS
-------------------------------------------------------------------------------
This section of the prospectus provides a more complete description of the investment objectives and principal strategies and risks of the Portfolio.

Please note:

o Additional descriptions of the Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolio's Statement of Additional Information or SAI.

o There can be no assurance that the Portfolio will achieve its investment objectives.

o Except as noted, the Portfolio's strategies are not fundamental and thus can be changed without a shareholder vote.

INVESTMENT OBJECTIVES AND STRATEGIES

As a money market fund, the Portfolio must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of the Portfolio's investments. Under that Rule, the Portfolio's investments must each have a remaining maturity of no more than 397 days (which is a fundamental policy) and the Portfolio must maintain an average weighted maturity that does not exceed 90 days.

As a matter of fundamental policy, the Portfolio pursues its objectives by maintaining a portfolio of high-quality U.S. dollar-denominated money market securities. The Portfolio's investments may include:

o marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million;

o high-quality commercial paper (or, if not rated, commercial paper determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

o adjustable rate obligations;

o asset-backed securities;

o restricted securities (I.E., securities subject to legal or contractual restrictions on resale); and

o repurchase agreements that are fully collateralized.

The Portfolio, as a matter of fundamental policy, does not invest 25% or more of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances and interest bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks.

RISK CONSIDERATIONS

The Portfolio's principal risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio's yields as these securities mature or are sold and the Portfolio purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio invests in highly-rated securities to minimize credit risk.

The Portfolio may invest up to 10% of its net assets in illiquid securities, including illiquid restricted securities. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

The Portfolio's investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect the Portfolio's investments.

The Portfolio also is subject to management risk because it is an actively managed portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended result.



-------------------------------------------------------------------------------
MANAGEMENT OF THE PORTFOLIO
-------------------------------------------------------------------------------
The Portfolio's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of June 30, 2003 totaling more than $426 billion (of which more than $156 billion represented assets of investment companies). As of June 30, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 45 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 125 separate investment portfolios, currently have approximately 7.3 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolio. For the fiscal year ended April 30, 2003, the Portfolio paid Alliance .45% as a percentage of average daily net assets.

Alliance may make payments from time to time from its own resources, which may include the management fees paid by the Portfolio, to compensate your broker-dealer, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of Portfolio shares, including paying for the preparation, printing, and distribution of prospectuses and sales literature or other promotional activities.


-------------------------------------------------------------------------------
PURCHASE AND SALE OF SHARES
-------------------------------------------------------------------------------
HOW THE PORTFOLIO VALUES ITS SHARES


The Portfolio's net asset value, or NAV, which is the price at which shares of the Portfolio are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 4:30 p.m., Eastern time, on each Portfolio business day (I.E., each weekday exclusive of days the New York Stock Exchange is closed for business and which is not a bank holiday).


To calculate NAV, the Portfolio's assets are valued and totaled, liabilities subtracted and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

HOW TO BUY SHARES

o INITIAL INVESTMENT

You may purchase the Portfolio's shares by instructing your financial intermediary to invest in the Portfolio or directly from Alliance Global Investor Services, Inc. ("AGIS") by calling (800) 824-1916 (option 44) and following the procedures below.

--After you give AGIS the following information, AGIS will provide you with an account number:

a) the name of the account;

b) the address of the account; and

c) the taxpayer identification number.

--After you receive an account number you may purchase the Portfolio's shares by instructing your bank to wire Federal funds to AGIS. Please contact AGIS at
(800) 824-1916 (option 54) for specific instructions.

--Mail a completed Application Form to:

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003

The minimum investment amount is $1,000,000. There is no minimum for subsequent investments. The Portfolio reserves the right to vary the minimum amounts.

o APPLICATION FORM

--To obtain an Application Form, please telephone AGIS toll-free at (800) 221-5672. You also may obtain information about the Application Form, purchasing shares, or other Fund procedures by calling this number.

--If you decide to change instructions or any other information already given on your Application Form, send a written notice to AGIS at the address above with your signature guaranteed. Signatures must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934. This would include such institutions as banks and brokerage firms.

o SUBSEQUENT INVESTMENTS

You may purchase additional shares in the Portfolio by calling AGIS at the number set forth above and:

--Instructing your bank to wire Federal funds to AGIS (please contact AGIS at (800) 824-1916 (option 64) for specific instructions).

--Mailing your check or negotiable bank draft payable to AllianceBernstein Institutional Reserves, Inc. -- Trust Portfolio at the address set forth above.

If you invest by a check drawn on a member of the Federal Reserve System, the check will be converted to Federal funds in one business day following receipt and then invested in the Portfolio. If you invest by a check drawn on a bank that is not a member of the Federal Reserve System, the check may take longer to be converted and invested. All payments must be in U.S. dollars.

HOW TO SELL SHARES

o BY TELEPHONE:

You may "redeem" your shares (I.E., sell your shares) on any Portfolio business day by contacting AGIS at (800) 824-1916 (option 84). A redemption must include your account name as registered with the Portfolio and the account number. If your redemption request is received by AGIS prior to 4:30 p.m., Eastern time, your redemption proceeds normally will be sent to you in Federal funds by wire to your designated bank account the same business day. If you recently purchased shares by check or electronic funds transfer, you cannot redeem your investment until the check or electronic funds transfer has cleared (which may take up to 15 days).


o BY CHECKWRITING:

With this service, you may write checks made payable to any payee. First, you must fill out a signature card, which you may obtain by contacting AGIS by telephone or by mail. If you wish to establish this checkwriting service subsequent to the opening of your Portfolio account, contact AGIS by phone or mail. There is no charge for this service, except that a charge will be imposed for checks that are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. There may be a charge for check reorders. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. You cannot write checks for more than the principal balance (not including any accrued dividends) in your account.

OTHER


The Trust Portfolio has one transaction time each Portfolio business day, 4:30 p.m., Eastern time. Investments receive the full dividend for a day if your order is received by AGIS by 4:30 p.m., Eastern time, and Federal funds or bank wire monies are received by AGIS by 4:30 p.m., Eastern time, on that day.

Redemption proceeds are normally wired the same business day if a redemption request is received by AGISby 4:30 p.m., Eastern time, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.


A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial representative or other financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolio.

The Portfolio may refuse any order to purchase shares.


-------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------
The Portfolio's net income is calculated and paid daily as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. The Portfolio expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Portfolio's dividend distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. The Portfolio's distributions also may be subject to certain state and local taxes.


Each year shortly after December 31, the Portfolio will send you tax information stating the amount and type of all of its distributions for the year. Consult your tax advisor about the Federal, state and local tax consequences in your particular circumstances.

-------------------------------------------------------------------------------
GENERAL INFORMATION
-------------------------------------------------------------------------------
The Portfolio reserves the right to close an account that is less than $500,000.
The Portfolio will send shareholders 60 days' written notice to increase the account value before the Portfolio closes the account.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase or sell shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

HOUSEHOLDING. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding," does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at (800) 824-1916 (option 105). We will resume separate mailings for your account within 30 days of your request.


-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the Portfolio's financial performance for the past five years. Certain information reflects financial information for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming investment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent accountants, for the fiscal years ended April 30, 2003, April 30, 2002, April 30, 2001 and April 30, 2000 and by other independent accountants for the fiscal year ended April 30, 1999. The report of PricewaterhouseCoopers LLP, along with the Portfolio's financial statements, appears in the Portfolio's Annual Report, which is available upon request.

                                                                   YEAR ENDED APRIL 30,
                                            ---------------------------------------------------------------
                                                2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .0119        .0246        .0584(a)     .0511(a)     .0489(a)

LESS: DIVIDENDS
Dividends from net investment income          (.0119)      (.0246)      (.0584)      (.0511)      (.0489)
Net asset value, end of period                 $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on net
   asset value (b)                              1.19%        2.49%        6.01%        5.23%        5.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)       $1,208       $1,059       $1,187         $839         $795
Ratios to average net assets of:
   Expenses, net of waivers and
      reimbursements                             .50%         .50%         .50%         .50%         .50%
   Expenses, before waivers and
      reimbursements                             .50%         .50%         .51%         .52%         .55%
   Net investment income                        1.17%        2.49%        5.79%(a)     5.13%(a)     4.85%(a)





(a)  Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

PRIVACY NOTICE (THIS INFORMATION IS NOT PART OF THE PROSPECTUS.)


Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources:(1)information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).


It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

For more information about the Portfolio, the following documents are available upon request:

o ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments.

o STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of a current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:   C/O ALLIANCE GLOBAL INVESTOR SERVICES, INC.
           P.O. BOX 786003
           SAN ANTONIO, TX 78278-6003

BY PHONE:  For Information and Literature:
           (800) 221-5672

Or you may view or obtain these documents from the Securities and Exchange
Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.


o Reports and other information about the Portfolio are available on the EDGARDatabase on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash., DC20549-0102.


You also may find more information about Alliance and the Portfolio on the Internet at: www.Alliancecapital.com.


TABLE OF CONTENTS
-------------------------------------------------------------------------------
RISK/RETURN SUMMARY                                                           2
   Performance and Bar Chart Information                                      2
FEES AND EXPENSES OF THE PORTFOLIO                                            3
OTHER INFORMATION ABOUT THE PORTFOLIO'S OBJECTIVES, STRATEGIES, AND RISKS     3
   Investment Objectives and Strategies                                       3
   Risk Considerations                                                        4
MANAGEMENT OF THE PORTFOLIO                                                   4
PURCHASE AND SALE OF SHARES                                                   5
   How The Portfolio Values Its Shares                                        5
   How To Buy Shares                                                          5
   How To Sell Shares                                                         6
   Other                                                                      6
DIVIDENDS, DISTRIBUTIONS AND TAXES                                            6
GENERAL INFORMATION                                                           7
FINANCIAL HIGHLIGHTS                                                          7
-------------------------------------------------------------------------------

                                                              FILE NO. 811-6068

[LOGO]

                  ALLIANCEBERNSTEIN INSTITUTIONAL RESERVES, INC.
                            -  Prime Portfolio
                            -  Government Portfolio
                            -  Treasury Portfolio
                            -  Tax-Free Portfolio
                            -  California Tax-Free Portfolio
                            -  New York Tax-Free Portfolio

-----------------------------------------------------------------

c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672

-----------------------------------------------------------------

                STATEMENT OF ADDITIONAL INFORMATION
                         September 2, 2003

-----------------------------------------------------------------

     This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectuses, dated September 2, 2003, of AllianceBernstein Institutional Reserves, Inc. (the "Fund") that describe the Class A, Class B and Class C shares of the Prime, Government, Treasury, Tax-Free, California Tax-Free and New York Tax-Free Portfolios (the "Portfolios") of the Fund (the "Prospectuses"). Financial statements for the Portfolios for the year ended April 30, 2003 are included in the Fund's annual report to shareholders and are incorporated into this SAI by reference. A copy of the Prospectuses and Fund's annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or telephone number shown above.

                        TABLE OF CONTENTS

                                                             Page
                                                             ----

The Fund
Investment Objectives and Policies
Investment Restrictions
Management
Expenses of the Fund
Purchase and Redemption of Shares
Daily Dividends-Determination of Net Asset Value
Taxes
General Information
Financial Statements and Report of Independent Auditors
Appendix A - Commercial Paper and Bond Ratings
Appendix B - Description of Municipal Securities

--------
(SM): This service mark is used under license from the owner.

-----------------------------------------------------------------

                             THE FUND

-----------------------------------------------------------------

     AllianceBernstein Institutional Reserves, Inc. (the "Fund") is an open-end investment company. The Prime Portfolio, the Government Portfolio, the Treasury Portfolio, the Tax-Free Portfolio, the California Tax-Free Portfolio and the New York Tax-Free Portfolio (collectively, the "Portfolios") are described by the Prospectuses that are supplemented by this SAI. The Portfolios are diversified except for the California Tax-Free Portfolio and the New York Tax-Free Portfolio, which are non-diversified and only offered to residents of the named states. An additional portfolio of the Fund, the Trust Portfolio, is described in a separate prospectus and statement of additional information. The Fund changed its name from ACM Institutional Reserves, Inc. to Alliance Institutional Reserves, Inc. effective June 29, 1998 and from Alliance Institutional Reserves, Inc., to AllianceBernstein Institutional Reserves, Inc. effective August 27, 2003.

-----------------------------------------------------------------

                INVESTMENT OBJECTIVES AND POLICIES

-----------------------------------------------------------------

     The investment objectives of each Portfolio are - in the following order of priority - safety of principal, excellent liquidity, and maximum current income (exempt from income taxation to the extent described below) to the extent consistent with the first two objectives. This investment objective is fundamental for the Prime Portfolio. Each of the Prime Portfolio, the Government Portfolio and the Tax-Free Portfolio, as a matter of fundamental policy, and the California Tax-Free Portfolio and the New York Tax-Free Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities, all of which, at the time of investment, have remaining maturities of one year or less (which maturities, pursuant to Rule 2a-7 under the Investment Company Act of 1940 as amended (the "Act"), may extend to 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7). The Treasury Portfolio normally invests at least 80% of its net assets in U.S. Treasury securities and repurchase agreements relating to U.S. Treasury securities. This policy may not be changed without 60 days' prior written notice to shareholders. For purposes of this policy, net assets include borrowings for investment purposes. The Fund may in the future establish additional portfolios which may have different investment objectives. As is true with all investment companies, there can be no assurance that any of the Portfolio's objectives will be achieved.

                             General
                             -------

     Each of the Portfolios will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity conditions imposed by the Rule. To the extent that a Portfolio's limitations are more permissive than Rule 2a-7, the Portfolio will comply with the more restrictive provisions of the Rule.

     Currently, pursuant to Rule 2a-7, each Portfolio may invest only in U.S. dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by the Portfolios' adviser, Alliance Capital Management L.P. ("Alliance" or the "Adviser"), to present minimal credit risks pursuant to procedures approved by the Board of Directors. Generally, an eligible security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROS") or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSROs"). Unrated securities may also be Eligible Securities if the Adviser determines that they are of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Board of Directors. A description of the ratings of some NRSROs appears in Appendix A attached hereto. Securities in which the Portfolios invest may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from the requisite NRSROs.

     Eligible securities are classified as either first tier securities or second tier securities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government securities are also considered to be first tier securities. A security that has received the second highest rating by the requisite number of NRSROs, or is an unrated security of comparable quality, is a second tier security. Under Rule 2a-7, the Prime, Government, Tax-Free and Treasury Portfolios, as applicable, may not invest more than five percent of their respective assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. This diversification requirement applies to the California Tax-Free and New York Tax-Free Portfolios with respect to 75% of their total assets.

     The Prime Portfolio may not invest in a security that is a second tier security if immediately after the acquisition thereof the Prime Portfolio would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities (the "second tier security restriction"). The second tier security restriction applies to the Tax-Free, California Tax-Free and New York Tax-Free Portfolios with respect to their investments in the "conduit" securities of second tier issuers. A conduit security for purposes of Rule 2a-7 is a security nominally issued by a municipality, but dependent for principal and interest payments on a non-municipal issuer's revenues from a non-municipal project.

                        Portfolio Policies
                        ------------------

     Except as otherwise provided, the investment objectives and policies of the Portfolios are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed by the Board of Directors without a shareholder vote. The investment objectives of the Prime Portfolio are fundamental. However, the Portfolios will not change their investment policies without contemporaneous written notice to shareholders.

Prime Portfolio
---------------

     The Prime Portfolio's investments may include the following, diversified by maturities and issuers:

     1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the bank for cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Bank, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

     2. Certificates of deposit, bankers' acceptances and interest-bearing savings deposits issued or guaranteed by banks or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation or denominated in U.S. dollars and issued by U.S. branches of foreign banks and foreign branches of U.S. banks, in each case having total assets of at least $1 billion that are believed by the Adviser to be of quality equivalent to that of other such instruments in which the Portfolio may invest. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of Funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. Such certificates may include, for example, those issued by foreign subsidiaries of such banks which are guaranteed by them. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     3. Commercial paper, including funding agreements and variable amount master demand notes, of prime quality (i.e., rated A-1+ or A-1 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by domestic and foreign companies which have an outstanding debt issued rated AAA or AA by Standard & Poor's, or Aaa or Aa by Moody's) and participation interests in loans extended by banks to such companies. For a description of such ratings see Appendix A. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a further description of variable amount master demand notes, see below, "Additional Investment Policies".

     The Portfolio may invest up to 5% of its net assets in high quality (as determined by the requisite number of NRSROs or, if not rated, determined to be of high quality by the Adviser) participation interests having remaining maturities not exceeding 397 days in loans extended by banks to U.S. and foreign companies. In a typical corporate loan syndication, a number of institutional lenders lend a corporate borrower a specified sum pursuant to the term and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. The loan agreement among the corporate borrower and the co-lenders identifies the agent bank as well as sets forth the rights and duties of the parties. The agreement often (but not always) provides for the collateralization of the corporate borrower's obligations thereunder and includes various types of restrictive covenants which must be met by the borrower.

     The participation interests acquired by the Portfolio may, depending on the transaction, take the form of a direct co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant or a participation in the seller's share of the loan. Typically, the Portfolio will look to the agent bank to collect principal of and interest on a participation interest, to monitor compliance with loan covenants, to enforce all credit remedies, such as foreclosures on collateral, and to notify co-lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. The agent bank in such cases will be qualified under the Act to serve as a custodian for a registered investment company such as the Fund. The agent bank is compensated for these services by the borrower pursuant to the terms of the loan agreement.

     When the Portfolio acts as a co-lender in connection with a participation interest, or when the Portfolio acquires a participation interest the terms of which provide that the Portfolio will be in privity with the corporate borrower, the Portfolio will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In cases where the Portfolio lacks such direct recourse, the Portfolio will look to the agent bank to enforce appropriate credit remedies against the borrower.

     The Adviser believes that the principal credit risk associated with acquiring participation interests from a co-lender or another participant is the credit risk associated with the underlying corporate borrower. The Portfolio may incur additional credit risk, however, when the Portfolio is in the position of participant rather than a co-lender because the Portfolio must assume the risk of insolvency of the co-lender from which the participation interest was acquired and that of any person interpositioned between the Portfolio and the co-lender. However, in acquiring participation interests the Adviser will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the participation interest meet the Portfolio's high quality standard and will continue to do so as long as it holds a participation.

     4. Fully Collateralized Repurchase Agreements. For a description of repurchase agreements, see below, "Additional
Investment Policies - Repurchase Agreements."

     The Portfolio may make investments in certificates of deposit, bankers' acceptances and interest-bearing saving deposits issued by U.S. branches of foreign banks and foreign branches of U.S. banks, in each case specified in paragraph 2 above, and commercial paper issued by foreign companies meeting the rating criteria specified in paragraph 3 above. To the extent that the Portfolio invests in such instruments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, less government supervision of issuers, difficulty in enforcing contractual obligations and lack of uniform accounting standards.

     The Portfolio may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. These securities must generally be rated. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. Generally, the special purpose entity is deemed to be the issuer of the asset-backed security. However, the Portfolio is required to treat any person whose obligations constitute ten percent or more of the assets of the asset-backed security as the issuer of the portion of the asset-backed security such obligations represent.

     Floating and Variable Rate Obligations. The Portfolio may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days notice. The Portfolio may also invest in master demand notes which are obligations that permit the Prime Portfolio to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Prime Portfolio, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. The Portfolio also may invest in short-term obligations of insurance companies, sometimes referred to as funding agreements. These arrangements are direct obligations of insurance companies and are not traded. Where these types of obligations are not secured by letters of credit or other credit support arrangements, the Prime Portfolio's right to redeem is dependent on the ability of the borrower or insurance company to pay principal and interest on demand.

Government Portfolio
--------------------

     The Government Portfolio normally invests, as a matter of fundamental policy, substantially all of its assets in marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities, or repurchase agreements pertaining thereto.

     As a matter of operating policy which may be changed without shareholder approval, the Government Portfolio attempts to invest in securities that the Adviser believes are legal investments for federal credit unions as set forth in Sections 107(7) and (8) of the Federal Credit Union Act and Part 703 of the National Credit Union Administration regulations.

     The Government Portfolio's investments may include the following:

     1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

     2. Repurchase agreements pertaining to the above securities.
For a description of repurchase agreements, see below, "Additional Investment Policies - Repurchase Agreements."

     Floating and Variable Rate Obligations. The Portfolio may also purchase floating and variable rate obligations, including floating and variable rate demand notes and bonds. The Portfolio may invest in variable and floating rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Portfolio may also purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice.

     When-Issued Securities. The Portfolio may purchase when-issued securities. For a description of when-issued securities, see below "Additional Investment Policies -
When-Issued Securities."

Treasury Portfolio
------------------

     The Portfolio pursues its objectives by maintaining a portfolio of the following investments diversified by maturities not exceeding 397 days:

     1. Issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds. Such issues are supported by the full faith and credit of the U.S. Treasury.

     2. Repurchase agreements pertaining to the above securities.
For a description of repurchase agreements, see below "Additional
Investment Policies - Repurchase Agreements."

     Reverse Repurchase Agreements. While the Portfolio has no present plans to do so, it may enter into reverse repurchase agreements, which have the characteristics of borrowing and which involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

     When-Issued Securities. The Portfolio may purchase when-issued securities. For a description of when-issued securities, see below "Additional Investment Policies -
When-Issued Securities".

     Floating and Variable Rate Obligations. For a description of floating and variable rate obligations, see above "Government
Portfolio - Floating and Variable Rate Obligations".

Tax-Exempt Portfolios (the Tax-Free Portfolio, the California
Tax-Free Portfolio, and the New York Tax-Free Portfolio)

Tax-Free Portfolio
------------------

     As a matter of fundamental policy, the Tax-Free Portfolio, except when assuming a temporary defensive position, normally invests at least 80% of its net assets in high-grade municipal securities having maturities of one year or less (which maturities, pursuant to Rule 2a-7 under the Act, may extend to 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7), as opposed to taxable investments described below. For purposes of this policy, net assets includes any borrowings for investment purposes. Normally, substantially all of its income will be tax-exempt as described below.

     To the extent consistent with its other objectives, the Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-grade municipal securities. Such income may be subject to state or local income taxes.

     The Portfolio may also enter into repurchase agreements pertaining to the types of securities in which it may invest. For a description of repurchase agreements, see below, "Additional Investment Policies - Repurchase Agreements." The Portfolio may also purchase when-issued securities. For a description of when-issued securities, see below "Additional Investment Policies
- When Issued Securities."

California Tax-Free Portfolio
-----------------------------

     To the extent consistent with its other investment objectives, the California Tax-Free Portfolio seeks maximum current income that is exempt from both Federal income tax and California state tax. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state personal income tax. For purposes of this policy, net assets include any borrowings for investment purposes. Such municipal securities include municipal securities issued by California or its political subdivisions and municipal securities issued by United States territories or possessions such as Puerto Rico. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. Shares of the Portfolio are offered only to California residents.

      The Portfolio may purchase municipal securities issued by states other than the State of California if Alliance believes that suitable municipal securities of California are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income or other state tax.

      The Portfolio may also purchase when-issued securities. For a description of when-issued securities, see below "Additional
Investment Policies - When-Issued Securities."

     The Portfolio also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale). The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the Federal alternative minimum tax (the "AMT").

     Apart from the risks associated with investment in any money market fund seeking tax-exempt income, such as default by municipal issuers and fluctuation in short-term interest rates, investors in the Portfolio should consider the greater risks of the Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of California issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Portfolio is a non-diversified investment company and, accordingly, the permitted concentration of investments may present greater risks than in the case of a diversified investment company. (See below "Special Risk Factors of Concentration in a Single State.")

New York Tax-Free Portfolio
---------------------------

     To the extent consistent with its other objectives, the New York Tax-Free Portfolio seeks maximum current income that is exempt from both federal income tax and New York state personal income tax. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state personal income tax. For purposes of this policy, net assets include any borrowings for investment purposes. Such municipal securities include municipal securities issued by New York or its political subdivisions and municipal securities issued by United States territories or possessions such as Puerto Rico. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. Shares of the Portfolio are offered only to New York residents.

     The Portfolio may purchase municipal securities issued by states other than the State of New York if Alliance believes that suitable municipal securities of New York are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income or other state tax.

     The Portfolio also may purchase when-issued securities. For a description of when-issued securities, see below "Additional
Investment Policies - When-Issued Securities."

     The Portfolio also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale). The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the Federal AMT.

     Apart from the risks associated with investment in any money market fund seeking tax-exempt income, such as default by municipal issuers and fluctuation in short-term interest rates, investors in the Portfolio should consider the greater risks of the Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Portfolio is a non-diversified investment company and, accordingly, the permitted concentration of investments may present greater risks than in the case of a diversified investment company. (See below "Special Risk Factors of Concentration in a Single State.")

Municipal Securities
--------------------

     The term "municipal securities," as used in the Prospectuses and this SAI, means obligations issued by or on behalf of states, territories, and possessions of the United States or their political subdivisions, agencies and instrumentalities, the interest from which is exempt from Federal income taxes. The municipal securities in which the Tax-Exempt Portfolios invest include those obligations which at the time of purchase:

          1. are backed by the full faith and credit of the United States; or

          2. are municipal notes, municipal bonds or other types of municipal securities rated in the two highest rating categories by the requisite NRSROs such as Moody's Investors Services, Inc. or Standard & Poor's Corporation or judged by the Adviser to be of comparable quality. (See Appendix B for a description of municipal securities and Appendix A for a description of these ratings.)

Alternative Minimum Tax
-----------------------

     Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986, which are "specified private activity bonds" and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, although for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. The Tax-Exempt Portfolios may purchase "private activity" municipal bonds ("AMT-Subject Bonds") because such issues have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities. However, the Tax-Exempt Portfolios will limit their investments so that no more than 20% of their total income is derived from AMT-Subject Bonds.

     Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject Bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Taxable Securities and Temporary Defensive Position
---------------------------------------------------

     Although the Tax-Exempt Portfolios expect to be largely invested in municipal securities, the Portfolios may elect to invest up to 20% of their total assets in taxable money market securities when such action is deemed to be in the best interests of shareholders. For temporary defensive purposes, when, in the judgment of the Adviser, financial, economic, and/or market conditions warrant, the Portfolios may invest any amount of their total assets in taxable money market securities. When each Portfolio is investing for temporary defensive purposes, it may not achieve its investment objectives. Taxable money market securities purchased by the Portfolio include those described below:

          1. marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities; or

          2. certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation; or

          3. commercial paper of prime quality rated in the two highest rating categories by the requisite NRSROs or, if not rated, is issued by companies that have outstanding debt issue rated in the two highest rating categories by the requisite NRSROs. (See Appendix A for description of these ratings.)

Special Risk Factors of Concentration in a Single State
-------------------------------------------------------

     The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded that state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors of its state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the concentration of the California Tax-Free and New York Tax-Free Portfolios versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of relevant states' issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Adviser believes that by maintaining the Portfolios' investment portfolio in liquid, short-term, high-quality investments, including the participation interests and other variable rate obligations that have credit support such as letters of credit from major financial institutions, the Portfolios are largely insulated from the credit risks that exist on long-term municipal securities of the relevant state.

     The following summaries are included for the purpose of providing a general description of the credit and financial conditions of California and New York and are based on information from official statements (described more fully below) made available in connection with the issuance of certain securities of the relevant state. The summaries are not intended to provide a complete description of the states. While each Portfolio has not undertaken to independently verify such information, it has no reason to believe that such information is not correct in all material aspects. These summaries do not provide specific information regarding all securities in which a Portfolio is permitted to invest and in particular does not provide specific information on the private business entities whose obligations support the payments on AMT-Subject Bonds.

California Tax-Free Portfolio
-----------------------------

     The following is based on information obtained from an Official Statement, dated July 1, 2003, relating to
$1,718,580,000 State of California Various Purpose General
Obligation Bonds (the "Official Statement").

Constitutional Limits on Spending and Taxes
-------------------------------------------

     Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

     Article XIII B. On November 6, 1979, the State's voters approved Proposition 4, which added Article XIII B to the State Constitution. Pursuant to Article XIII B, the State is subject to an annual appropriations limit (the "Appropriations Limit").

     Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

     Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

     The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfer of financial responsibility for providing services to or from another unit of government, or any transfer of the financial source for the provision of services from tax proceeds to non-tax proceeds.

     Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98 (as modified by "Proposition 111" which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under the first test to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that amount has been adjusted to 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

State Indebtedness
------------------

     The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

     The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

     As of May 1, 2003, the State had outstanding $29,636,682,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $24,877,499,000 of long-term general obligations bonds. This latter figure consists of $13,136,140,000 of general obligation bonds which are authorized to be issued initially as commercial paper notes, and $11,741,359,000 of other authorized but unissued general obligation debt.

     The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. The State issued $1.4 billion of variable rate general obligation bonds on April 15, 2003 to inaugurate this program.

     Substantial new bond authorizations were approved by the voters on March 5, 2002 ($2.8 billion) and November 5, 2002 ($18.6 billion). The Legislature hss also approved another $22 billion of bond authorizations to be placed on the ballot in 2004. Additional bond proposals may be added in 2004.

     In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. The State had $6,734,133,523 General Fund-supported lease-purchase debt outstanding as of May 31, 2003.

     As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("RANs") in 19 of the last 20 fiscal years to partially fund timing differences between revenues and expenditures. RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. The State issued a total of $12.5 billion of 2002-03 RANs in October and November of 2002 to partially fund its cash flow needs in the 2002-03 fiscal year, including repayment of the 2002 RAWs issued in June 2002. While the State believed when the 2002 RANs were issued that it would have sufficient cash resources in June 2003 to pay the debt service due, circumstances since that time have reduced the State's cash position to such an extent that the debt service cannot be paid without further borrowing. Accordingly, the State Controller issued $10.965 billion of RAWs on June 18, 2003 to provide enough additional cash to pay the debt service due on the 2002 RANs and to pay other State obligations coming due in the first few months of the 2003-04 fiscal year.

Prior Fiscal Years' Financial Results
-------------------------------------

     Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

     The economy grew strongly between 1994 and 2000 and, as a result, the General Fund took in substantially greater tax revenues (a total of more than $16 billion over these five years) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

Fiscal Year 2001-02 Budget
--------------------------

     The 2001-02 Governor's Budget, released January 10, 2001, estimated 2001-02 General Fund revenues and transfers to be about $79.4 billion, and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2000-01. The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.

     The May Revision disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The 2001 Budget Act projected General Fund revenues in 2001-02 would be about $75.1 billion, a drop of $2.9 billion from revised 2000-01 estimates. Most of the drop was attributed to the personal income tax, which reflected both slower job and wage growth, and a severe decline in capital gains and stock option income, which is included in personal income tax statistics.

     The Fiscal Year 2001 Budget Act was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The Governor vetoed almost $500 million General Fund expenditures from the Budget passed by the Legislature. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002, of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources for power purchases would be repaid with interest.

     The 2001 Budget Act also included Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The
State issued $5.7 billion of revenue anticipation notes on October 44, 2001, as part of its cash management program.

Fiscal Year 2002-03 Budget
--------------------------

     The 2002-03 Governor's Budget, released on January 10, 2002, projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal Income Tax receipts, which include stock option and capital gains realizations, are particularly impacted by the slowing economy and stock market decline. As a result, the Administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion.

     The May Revision to the 2002-03 Governor's Budget, released in May 2002, projected further deterioration in revenues of $9.5 billion and additional costs of $1.6 billion over the 2001-02 and 2002-03 fiscal years. As a result, the combined budget gap for 2001-02 and 2002-03 rose from the $12.5 billion estimated in January to $23.6 billion.

     The 2002 Budget Act was signed by the Governor on September 5, 2002. The budget bill passed by the Legislature did not differ substantially from the Governor's May Revision proposal. The Governor only vetoed $219 million of General Fund expenditures from the budget bill passed by the Legislature. The 2002 Budget Act addressed a $23.6 billion gap between expenditures and resources through a combination of program reductions, loans, fund shifts, accelerations and transfers, and modest tax changes.

     As described below under "Continuing Budget Shortfall," the revenue estimates have proved to be substantially overstated, as expected economic recovery has not occurred, among other factors. Based on revised estimates in the 2003-04 May Revision, released on May 14, 2003, revenues and transfers in 2002-03 will be $70.8 billion, with expenditures of $78.1 billion, resulting in a cumulative budget deficit through June 30, 2003, of about $10.7 billion. As part of the May Revision, the Governor proposed to eliminate that deficit by issuing long-term bonds, and the Administration accordingly has accrued the bond proceeds in fiscal year 2002-03, so that the estimate for the June 30, 2003 Special Fund for Economic Uncertainties ("SFEU") balance is now effectively zero.

     Continuing Budget Shortfall. Within a few months after the 2002 Budget Act was adopted, it became evident that economic growth, which had been expected to accelerate in the second half of 2002 and into 2003, was instead remaining stagnant, with net job losses statewide. As a result, revenue projections for the 2002-03 fiscal year were substantially overstated. In mid-November 2002, the Legislative Analyst's Office issued a report (the "LAO Report") indicating that, absent corrective actions, the General Fund would have a budget deficit of about $6.1 billion by the end of the 2002-03 fiscal year (compared to the $1 billion reserve balance predicted in the 2002 Budget Act) and a cumulative budget deficit over $21 billion by the end of the 2003-04 fiscal year. Furthermore, even given accelerating economic growth in 2003 and beyond (which is not assured), there would, unless corrective actions were taken, continue to be a substantial deficit between revenues and expenditures, in a potential range from $12-16 billion annually, through at least fiscal year 2007-08. In the summer of 2002, the Governor notified all State agencies to prepare 2003-04 budget proposals for a minimum 20 percent cut in funding. On November 21, 2002, the Governor further directed State agencies to take immediate action to reduce any non-critical or non-essential activities.

     Shortly after the LAO Report was released, the Governor announced that the Administration also projected a substantial budget gap in 2002-03 and 2003-04, and he called a special session of the Legislature to begin on December 9, 2002, to consider legislation for mid-year spending cuts and other budgetary actions. On December 6, 2002, the Governor released proposals for immediate action to reduce the budget gap by about $10.2 billion ($5.5 billion for 2002-03). The Governor requested action on these proposals early in 2003 in order to maximize savings in 2002-03 fiscal year. The Legislature passed budget adjustment legislation in March and April, 2003, totaling about $6.9 billion in spending reductions, deferrals and funding transfers ($3.3 billion for 2002-03 and $3.6 billion for 2003-04). The largest part of the reductions (including a $1.1 billion deferral into the 2003-04 fiscal year) are for K-12 education funding. The totals reflect the enactment of legislation in May 2003 permitting the sale of about $1.9 billion of pension obligation bonds to fund the State's 2003-04 payments to the Public Employees' Retirement System.

     The Governor has revised his budget proposals to address the limited actions taken by the Legislature since the release of the Governor's Budget. These new proposals are described below under "Fiscal Year 2003-04 Budget."

Fiscal Year 2003-04 Budget
--------------------------

     The 2003-04 Governor's Budget, released on January 10, 2003 (the "2003-04 Governor's Budget"), projected a significant downward revision in State revenues as a result of the longer than expected economic recovery. The decline was mainly due to weak personal income tax revenues, which dropped by nearly 26 percent in 2001-02 and are expected to decline by another 0.5 percent in 2002-03. As a result, the Administration projected a $34.6 billion budget shortfall for 2002-03 and 2003-04.

     The 2003-04 Governor's Budget projected revenues from the three largest tax sources to be about $61.7 billion in 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. Most of the decline is attributable to the personal income tax revenues, which are particularly impacted by the stock market's decline. The 2003-04 Governor's Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in 2002-03 and 2003-04, respectively. The estimate for 2002-03 included about $2.8 billion of transfers and loans.

     The Administration proposed the following major actions to close the $34.6 billion budget shortfall for the 2002-03 and 2003-04 fiscal years combined.

     1. Expenditure reductions totaling $20.7 billion. This amount included reductions of $6.2 billion for K-12 education, $2.1 billion for higher education, $3.3 billion for health and human services, and $2.7 billion for general government. This amount also included $4.2 billion of savings from reducing the vehicle license fee backfill to cities and counties.

     2. General Fund savings totaling $8.2 billion due to the realignment of various programs, including Mental Health and Substance Abuse, Children and Youth, Healthy Communities, Long-Term Care and Court Security. Under realignment, the responsibility for these programs would be transferred to the cities and counties, and the State-local cost ratios for some programs would be changed.

     3. Fund shifts from the General Fund to other fund sources totaling $1.9 billion ($816 million included in the Mid-Year
Spending Reduction Proposals).

     4. Transfers and other revenue of $2.1 billion. This amount included $1.5 billion from revenue sharing agreements that are anticipated to result from compact negotiations with the Indian tribes.

     5. Loans and borrowing of $1.7 billion. This amount included
$1.5 billion from pension bonds or a loan to fund the 2003-04 retirement obligations to CalPERS and CalSTRS.

     The Legislative Analyst's Office released a report following publication of the 2002-03 Governor's Budget, in which the two-year budget gap was projected to be around $26 billion, as compared to the Governor's estimate of $34.6 billion. About $3 billion of the difference was attributed to somewhat more optimistic economic and revenue forecasts by the LAO, compared to the Department of Finance. The balance of the difference, about $5.5 billion, represented a difference in methods and timing by which the two agencies identified future spending requirements; this difference does not impact actual budgetary solutions, as the Governor had proposed spending reductions to offset the higher estimate of program requirements.

     On May 14, 2003, the Governor released the May Revision to the Governor's Budget (the "May Revision") which provided the latest revenue and economic forecasts, and revised budget proposals for fiscal year 2003-04. The May Revision reduced the revenue estimate for 2002-03 to $70.8 billion from the Governor's Budget estimate of $73.1 billion. This results mostly from loss of $2 billion of revenues due to the cancellation of the sale of tobacco securitization bonds in April 2003. Otherwise, tax revenues for the second half of 2002-03 have been very close to the Governor's Budget projections, with some weakness in personal income tax offset by stronger than projected corporation tax receipts. Personal income tax withholding, however, which can be indicative of future economic performance, has been slightly above earlier projections. The May Revision, therefore, has slightly increased the projections for tax revenues for 2003-04.

     As a result principally of the loss of the tobacco securitization proceeds, the lost opportunities for savings because of legislative action in lower amounts than requested by the Governor, and higher than expected caseloads/populations for certain health and social services and correctional programs and required school payments, the May Revision has increased the estimated budget gap from $34.6 billion to $38.2 billion. The Governor made a number of fundamental changes in the may Revision from his earlier budget proposals. The most significant changes are the following:

     1. A proposal to eliminate $10.7 billion of the accumulated budget deficit as of June 30, 2003 by issuing bonds during fiscal year 2003-04. The bonds would be repaid from a temporary one-half cent sales tax increase estimated to generate about $1.7 billion in 2003-04 and $2.4 billion in 2004-05. Once these bonds are repaid, the sales tax increase would automatically be terminated. These bonds would have to be authorized by new legislation, which is presently under consideration along with other budget-related bills.

     2. Elimination of most of the local government realignment proposal, leaving only about $1.7 billion for transfer of certain mental health, child abuse prevention and child welfare and adult welfare programs to counties. The fund this shift, the Governor proposed increases in tobacco taxes of 23 cents per pack in 2003-04 and an additional 40 cents per pack in 2004-05, and the creation of a single new 10.3% personal income tax bracket for the highest income taxpayers. The remainder of the realignment proposals are under consideration in the 2003 legislative session for implementation in 2004-05.

     3. Reduction of about $2 billion from the total program cuts and savings, allowing restoration of funding for a number of education, public safety and health programs.

     4. A variety of other proposals for funding shifts, transfers and borrowing (aside from the deficit financing bonds) remain in the May Revision proposal. This includes the previously-mentioned pension bond issue, now estimated in the amount of $1.9 billion. The pension bonds have been authorized in statute, and by the Pension Bond Committee, which is the issuer of such bonds. A validation lawsuit is underway.

Economic Overview
-----------------

     California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a recession in early 2001, losing about 290,000 jobs between March 2001 and January 2002. The recession was concentrated in the State's high-tech sector and, geographically, in the San Francisco Bay Area. Employment grew by 79,000 jobs between January 2002 and May 2002 as the State began to recover. The recovery then stalled and the economy has been sluggish.

     The State's July 1, 2002 population of over 35 million represented over 12 percent of the total United States population.

Litigation
----------

     The State is a party to numerous legal proceedings, many of which normally occur in governmental operation. Certain of these proceedings, if decided against the State, may require it to make significant future expenditures or may impair future revenue sources.

New York Tax-Free Portfolio
---------------------------

     The following is based on information obtained from the Annual Information Statement of the State of New York dated May
30, 2003, and the Update to the Annual Information Statement dated August 7, 2003.

Debt Reform Act of 2000
-----------------------

     The Debt Reform Act of 2000 (Debt Reform Act) implements statutory initiatives intended to improve the borrowing practices of the State of New York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4 percent of personal income (the existing State-supported debt level is 6 percent of personal income); (b) a phased-in cap on new State-supported debt service costs of 5 percent of total governmental funds receipts (the existing State-supported debt service costs are 5 percent of total governmental receipts); (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

     The cap on new State-supported debt outstanding began at
0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts and is gradually increasing until it is fully phased in at 5 percent in 2013-14. Debt outstanding and debt service costs for the 2002-2003 and 2003-2004 fiscal years are projected by the Division of the Budget ("DOB") to be within the Debt Reform Act's statutory caps.

     The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

New York Local Government Assistance Corporation
------------------------------------------------

     In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

     As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

Recent Developments
-------------------

     The World Trade Center terrorist attacks had a more devastating impact on the economy of the State than on any other state. As a result, the State economy is only now emerging from the most recent recession. Employment is expected to rise by 0.3 percent in 2003, following a 3.8 percent decline in 2002. Wages and salaries are expected to be well below historical averages, due in part to further declines in bonus payments in the first quarter of 2003. The unemployment rate in 2002 was 6.1 percent and is expected to remain virtually unchanged in 2003.

     In addition to the risks associated with the national economic forecast, there also exist specific risks to the State economy. Chief among them is a more prolonged downtown in the financial sector than is currently projected, producing sharper declines in both employment and compensation. Moreover, significant numbers of business relocations out of the State would likely result in slower job and income growth as well. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market services, fueling stronger income growth in that sector.

     The current fiscal year is now balanced, but the magnitude of potential future budget gaps of between $5 billion to $6 billion in 2004-05 and $6 billion to $8 billion in 2005-06 requires timely and aggressive measures to restore structural balance. Accordingly, the Governor has directed the following actions take place: (i) development of a Fiscal Management Plan
(FMP) to generate a substantial recurring financial benefit; and
(ii) review of all Federal aid programs to ensure that the State is maximizing the aid to which it is entitled and identify Federal changes that, if enacted, would increase Federal financial support for programs in New York.

     As part of the FMP, statewide austerity measures limiting discretionary spending, travel, and low priority capital spending will remain in force. All State agencies will continue to operate under a hiring freeze, consistent with existing guidelines. Agencies will also be conducting a comprehensive review of all existing and new State contracts, fleet management practices, and equipment purchases. They will also continue a comprehensive management assessment of current agency operations in order to identify opportunities where, through increased administrative flexibility, statutory changes or other means, agencies can achieve greater productivity, improve services and reduce costs. Savings from these measures should provide a hedge against risk for the remainder of the fiscal year and help reduce next year's budget gap.

     In addition, DOB is working with state agencies to prepare a package of savings measures to be submitted to the Legislature for consideration in the fall of 2003. The package, which is still under development, is expected to include the "clean-up" bill already passed by the Senate related to the 2003-04 budget bills, and other measures intended to reduce costs or generate savings.

Current Fiscal Year
-------------------

     The State's current fiscal year began on April 1, 2003 and ends on March 31, 2004. On March 31, 2003, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-04 fiscal year. On May 2, 2003, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2003-04 fiscal year. The Governor vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003. Accordingly, DOB issued the Enacted Budget Financial Plan on May 28, 2003 that reflected final action on the 2003-04 State Budget by the Legislature.

     The 2003-04 Executive Budget reflected recommendations to close a combined 2002-03 and 2003-04 budget gap of over $11.5 billion. These recommendations included savings from spending restraint of $6.3 billion, tobacco securitization proceeds of $3.8 billion, and revenue/fee increases of $1.4 billion. Assuming these budget recommendations were enacted in their entirety, the Executive Budget projected potential outyear budget gaps of $2.8 billion in 2004-05 and $4.1 billion in 2005-06.

     The Legislature completed action on the budget for the 2003-04 fiscal year on May 15, overriding the Governor's vetoes of $3.2 billion in tax increases and spending additions. DOB analysis of the Enacted Budget indicates that changes since the Executive Budget will increase General Fund spending by $2.3 billion above the levels recommended by the Governor. As compared to the Executive Budget, revenues are projected to increase by $1.4 billion, reflecting enacted tax and revenue increases offset by lower revenue results for 2002-03 and the April income tax settlement. This leaves the General Fund Financial Plan with a potential imbalance of roughly $900 million in 2003-04, and increases the outyear gaps by $3.7 billion in 2004-05 and $4.2 billion in 2005-06, before potential benefits provided by recently enacted Federal aid changes and savings from the Fiscal Management Plan being developed. Also excluded are revenues from certain measures enacted by the Legislature that DOB considers to be highly speculative at this time. The combination of Federal aid and management actions is expected to keep the 2003-04 budget in balance.

2002-03 Fiscal Year
-------------------

     In the revised 2002-03 Financial Plan dated February 28, 2003 (the "February Financial Plan"), the State projected a 2002-03 budgetary imbalance of $2.4 billion in the General Fund attributable primarily to a projected revenue shortfall of $2.2 billion. The State achieved $700 million in administrative savings during the year to reduce the imbalance to $1.7 billion. To help close the remaining projected 2002-03 imbalance, improve the State's cash flow position, and reduce the projected budget gaps in 2003-04 and 2004-05, the Governor proposed selling a portion of the State's future share of tobacco settlement payments to a statutorily created, bankruptcy-remote corporation. However, the State Legislature did not enact legislation authorizing the tobacco settlement sale during 2002-03. Therefore, to eliminate the remaining $1.7 billion imbalance in 2002-03 and maintain reserves at a level consistent with the February Financial Plan, the State implemented a contingency plan in which it deferred $1.9 billion in planned spending to 2003-04.

     After these actions, the State ended the 2002-03 fiscal year with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $170 million in the Tax Stabilization Reserve Fund ("TSRF"), $20 million in the Contingency Reserve Fund ("CRF") to pay costs related to litigation against the State, and $85 million in the Community Projects Fund ("CPF"), which pays primarily for legislative "member items."

     The closing balance excluded amounts on deposit in the refund reserve account. The State ended the 2002-03 fiscal year with $627 million on deposit in the refund reserve account, an increase of $200 million above budgeted levels. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one year to the next. Changes to the refund reserve affect the level of reported personal income tax receipts.

     General Fund receipts and transfers from other funds totaled $37.4 billion in 2002-03, a decrease of $2.3 billion from the February Financial Plan forecast. The February Financial Plan had counted on $1.9 billion in revenues form the tobacco settlement sale. General Fund disbursements and transfers to other funds totaled $37.6 billion, a decrease of $2.2 billion in payments originally scheduled for 2002-03 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-03 (a decrease of $1.7 billion or 4 percent from 2001-02 results).

2001-02 Fiscal Year
-------------------

     The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the TSRF (after a deposit of $83 million in fiscal year 2001-02), $157 million in the CRF, $159 million in the CPF, and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

     General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. In comparison to the 2001-02 Financial Plan projected in January 2002 (the January Financial Plan), receipts were $1.3 billion lower than projected. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan (the January Financial Plan also adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties). The decrease of $225 million in receipts reflected lower-than-expected personal income and business tax collections due from 2001 tax year liability.

     General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year. In comparison to the January Financial Plan, disbursements were $233 million lower than projected. A portion of the lower amount of spending was attributable to the timing of payments and these payments are expected to occur in the 2002-03 fiscal year.

2000-2001 Fiscal Year
---------------------

     The State ended its 2000-01 fiscal year on March 31, 2001 with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion. Of this balance, $627 million was held in the TSRF (after a deposit of $80 million in fiscal year 2000-01), $150 million in the CRF, $292 million in the CPF, and $29 million in the Universal Pre-Kindergarten Fund.

     In addition to the General Fund closing balance of $1.10 billion, the State had $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The Governor has proposed retaining $1.73 billion of the $3.52 billion balance for reserves, with $1.48 billion set aside for economic uncertainties and $250 million for deposit into the Debt Reduction Reserve Fund (the "DRRF"). The remaining balance of $1.79 billion is comprised of $1.22 billion that is available to accomplish Financial Plan objectives, $521 million from LGAC that may be used to pay tax refunds during fiscal year 2001-02 but must be on deposit at the close of the fiscal year, and $51 million in additional funds designated to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

     The 2000-01 General Fund closing balance also excludes $1.2 billion that was deposited in the School Tax Relief (STAR) Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the DRRF (for debt reduction in fiscal year 2001-02).

     General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-00 results. It should be noted that the receipts results for fiscal year 2000-01 reflect year-end refund reserve transactions that had the effect of reducing personal income tax receipts in the 2000-01 fiscal year and increasing them in the 2001-02 fiscal year. In comparison to the 2000-01 Financial Plan enacted in May 2000 (the "May Financial Plan"), receipts were $3 billion higher than projected, prior to the refund reserve transaction. The growth in receipts above the May 2000 estimate was largely due to stronger than anticipated growth in the personal income tax.

Economic Overview
-----------------

     New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

     The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The service sector accounts for more than three of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

     Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

     The trade, transportation and utilities sector accounts for the largest component of nonagricultural jobs in New York but is only the third largest when measured by income share. This sector tends to offer low-income employment, particularly within the retail trade industry.

     New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

     Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

     Federal, State and local government together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

     The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

     In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and had been slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11 terrorist attacks resulted in a slowdown in New York that was more severe than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years.

     State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

State Authorities
-----------------

     The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the "Authorities"). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2002, there were 17 Authorities that had outstanding debt of $104.7 billion, only a portion of which constitutes State-supported or State-related debt.

     Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any Authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other Authorities that had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2003-04 fiscal year.

     In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York ("NYC MAC") was created in 1975 to provide financing assistance to the City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the four percent New York State sales tax for the benefit of the City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984 and no bonds containing the moral obligation pledge are currently outstanding.

     The State may also enter into statutorily authorized contingent contractual-obligation financing under which the State may enter into service contracts obligating it to pay debt service on bonds, subject to annual appropriations, in the event there are shortfalls in revenues from other non-State resources pledged, or otherwise available, to pay the debt service on the bonds. The State has never been required to make any payments, and does not expect to make payments, under this financing arrangement in the 2003-04 fiscal year. For instance, pursuant to legislation enacted in 1985, the State entered into service contracts which obligate the State to pay debt service, subject to annual appropriations, on bonds issued by the New York State Medical Care Facilities Finance Agency and now included as debt of the Dormitory Authority of the State of New York in the event there are shortfalls of revenues from other sources. The legislative authorization to issue bonds under this program expired on March 1, 1998, but in 2002 legislation was enacted to allow certain eligible secured hospital borrowers with outstanding secured hospital debt to refinance and extend the maturity of their debt. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 2003-04 fiscal year.

     Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

     The Metropolitan Transportation Authority (the "MTA"), which receives the bulk of State appropriations to the Authorities, oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated-agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

     Since 1980, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax, that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 enacted budget initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Program. This includes an additional $800 million of newly dedicated State petroleum tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.

     State legislation accompanying the 2000-01 enacted budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the $17.1 billion MTA capital plan for 2000 through 2004 (the "2000-04 Capital Programs"). On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000 through 2004. The 2000-04 Capital Programs are the fifth approved capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project.

     The MTA Board has approved a financial plan for the years 2003 and 2004 for itself and its affiliates and subsidiaries (the 2003-2004 Financial Plan) that will enable all such entities to maintain their respective operations on a self-sustaining basis through 2004. The 2003-2004 Financial Plan tracks the final two years of the 2000-2004 Capital Programs of the transit and commuter systems (the 2000-2004 Capital Programs) that were approved by the Capital Program Review Board. The 2003-2004 Financial Plan assumes the successful implementation of fare increases on the transit and commuter systems and toll increases on TBTA's bridges and tunnels, all of which increases have become effective. However, an action challenging the fare increases was filed in Supreme Court and the judge has ordered MTA to roll back the transit and commuter fare increases; that order is presently stayed pending a hearing in the Appellate Division. Subsequently, an action was filed challenging the bridge and tunnel toll increases; no decision has been rendered. Neither the MTA nor the State can predict the outcome of these actions or their effects on the fare or toll increases or the financial condition of MTA and its affiliates and subsidiaries.

     The currently approved 2000-04 Capital Programs assume the issuance of an estimated $10.6 billion in new money bonds. The remainder of the plan is projected to be financed with assistance from the Federal Government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA. Legislation enacted in 2000 authorized the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.

     There can be no assurance that all necessary governmental actions for the current or future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. As appropriate, the MTA and the Capital Program Review Board may amend the 2000-04 Capital Programs from time to time to reflect the level of funding available to pay for the capital projects anticipated to be undertaken during the time period covered by the approved programs. If the 2000-04 Capital Programs are delayed or reduced, ridership and fare revenues may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

Certificates of Participation
-----------------------------

     The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

New York City
-------------

     As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps.

     To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the attacks on the World Trade Center. In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the TFA in 1997 and TSASC Inc., in 1999 (a local development corporation empowered to issue debt backed by tobacco settlement revenues). The City expects that these actions, combined with the City's remaining capacity, will provide sufficient financing capacity to continue its capital program at least through fiscal year 2013.

     For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such delays will not have adverse impacts on the City's cash flow or expenditures.

     For the 2000-2001 and 2001-2002 fiscal years (ending June
30), the City's General Fund had operating surpluses of $2.9 billion and $682 million, respectively, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers.

     The June 2002 financial plan included gap-closing actions of $4.8 billion that balance the 2002-2003 budget. The 2002-2003 gap-closing program included resources from agency actions and actions to be taken by the Federal and State governments and the municipal unions. The 2002-2003 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the attack on the World Trade Center on September 11, 2001.

     On January 28, 2003, the City released a modification to its four-year financial plan, which incorporated changes since the June 2002 financial plan. Compared to the June Plan, the January modification projects significantly lowered tax revenues due to the continuing decline in financial services sector profits, and reflected other revised forecasts, such as higher pension costs. The modification also reflected the implementation of an 18.49 percent property tax increase, effective January 1, 2003, as well as agency actions to reduce planned spending and increased revenues that were included in the November modification.

     The January modification assumed the successful implementation of a program to close projected gaps of approximately $486 million in fiscal year 2002-2003 and $3.4 billion in fiscal year 2003-2004. The modification included further reductions in planned agency spending, revenue increases, and City proposals that required approval by the State ($1.7 billion) and Federal governments ($850 million) and the municipal unions ($600 million). The gap-closing program also assumed a $600 million retroactive payment and an ongoing $92 million payment from the Port Authority of New York and New Jersey for airport leases. The financial plan did not include wage increases for any City employees beyond the current round of collective bargaining and did not make any assumptions regarding State aid provided in the Governor's Executive Budget.

     On April 15, 2003 the City released the Executive Budget for FY 2003-04 and, primarily as a result of the continued decline in the tax revenue forecast and added costs arising from the State's Executive Budget (published after the January preliminary budget) the budget gap was projected to be $3.8 billion in FY 2003-2004. The plan anticipated closing this budget gap through a $600 million gap-closing program, state actions totaling $2.7 billion (including a request for restoration of executive budget cuts, PIT reform and other State legislative proposals), a $1 billion contingency plan if the State failed to act on these proposals, a streamlining of the delivery of social services saving $75 million, a Federal program worth $200 million and $200 million in revenue as part of the phased-in payment for the airport lease.

     The City has recognized $2.7 billion in State assistance as a result of the FY 2003-04 State Budget that was enacted in May of 2003.

     In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the NYC MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the Control Period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a Control Period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including, but not limited to, a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

Other Localities
----------------

     Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2003-04 fiscal year, or thereafter.

     Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, Nassau County or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation
----------

     The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2003-04 fiscal year or thereafter.

     Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2003-04 State Financial Plan. The State believes that the proposed 2003-04 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2003-04 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2003-04 State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2003-04 State Financial Plan.

Other Investments of the Tax-Exempt Portfolios
----------------------------------------------

Adjustable Rate Obligations
---------------------------

     The interest rate payable on certain municipal securities in which a Portfolio may invest, called "adjustable rate" obligations, is not fixed and may fluctuate based upon changes in market rates. The interest rate payable on an adjustable rate municipal security is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of a Portfolio to demand prepayment of the principal amount and accrued interest of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount and accrued interest prior to maturity. The main benefit of an adjustable rate municipal security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of adjustable rate municipal securities enhances the ability of a Portfolio to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximating the full principal amount. The payment of principal and interest by issuers of certain municipal securities purchased by a Portfolio may be guaranteed by letter of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets a Portfolio's investment quality requirements.

     Adjustable rate obligations purchased by a Portfolio may include participation interests in variable rate industrial development bonds that are backed by irrevocable letters of credit or guarantees of banks that meet criteria for banks described above in "Taxable Securities." Purchase of a participation interest gives a Portfolio an undivided interest in certain such bonds. A Portfolio can exercise the right, on not more than 30 days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of such Portfolio's participation interest in the instrument, plus accrued interest, but will generally do so only (i) as required to provide liquidity to such Portfolio, (ii) to maintain a high quality investment portfolio, or (iii) upon a default under the terms of the demand instrument. Banks retain portions of the interest paid on such variable rate industrial development bonds as their fees for servicing such instruments and the issuance of related letters of credit and repurchase commitments. Each Portfolio follows Rule 2a-7 with respect to its investments in adjustable rate instruments supported by letters of credit and participation interests.

     A Portfolio will not purchase participation interests in adjustable rate industrial development bonds unless the interest earned by such Portfolio from the bonds in which it holds participation interests is considered to be exempt from Federal income taxes. The Adviser will monitor the pricing, quality and liquidity of adjustable rate demand obligations and participation interests therein held by such Portfolio on the basis of published financial information, rating agency reports and other research services to which the Adviser may subscribe.

     Each Portfolio, unless otherwise prohibited by the Portfolio's limitations on investment in restricted securities, may invest in high-quality tax-exempt floating or variable rate securities that represent a beneficial interest in the outstanding principal and interest of tax-exempt municipal securities that have been deposited into a trust. These securities typically contain a demand feature or guarantee supported by a creditworthy financial institution that permits the securities' holder to sell the securities at par at the option of the securities' holder on not more than 30 days' notice.

Asset-Backed Securities
-----------------------

     The Portfolios may invest in asset-backed securities that meet their existing diversification, quality and maturity criteria. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, accounts receivable or municipal securities. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer.

Standby Commitments
-------------------

     A Portfolio may purchase municipal securities together with the right to resell them to the seller at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "standby commitment," and the aggregate price which such Portfolio pays for securities with a standby commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit such Portfolio to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, such Portfolio acquires standby commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, a Portfolio's policy is to enter into standby commitment transactions only with municipal securities dealers which are determined to present minimal credit risks.

     The acquisition of a standby commitment does not affect the valuation or maturity of underlying municipal securities which continue to be valued in accordance with the amortized cost method. Standby commitments acquired by a Portfolio are valued at zero in determining net asset value. Where a Portfolio pays directly or indirectly for a standby commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Standby commitments do not affect the average weighted maturity of a Portfolio's portfolio of securities.

General
-------

     Yields on municipal securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond and municipal note market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of a Portfolio's investment objectives is dependent in part on the continuing ability of the issuers of municipal securities in which a Portfolio invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission ("Commission"), although there have been proposals which would require registration in the future.

     After purchase by a Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires the sale of such security by a Portfolio, but the Adviser will consider such event in its determination of whether such Portfolio should continue to hold the security, pursuant to Rule 2a-7. To the extent that the ratings given by Moody's or Standard & Poor's may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings.

     Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal securities may be materially affected.

                  Additional Investment Policies
                  ------------------------------

     The following investment policies supplement those set forth above for each Portfolio. Except as otherwise indicated below, such additional policies apply to all Portfolios.

Repurchase Agreements
---------------------

     A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor on an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate, which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements are currently entered into with creditworthy counterparties as determined by the Adviser, including broker-dealers, member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with the Fund's custodian. For each repurchase agreement, a Portfolio requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement is always less than 397 days. In the event that a counterparty defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, a Portfolio might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. Repurchase agreements not terminable within seven days will be limited to no more than 10% of a Portfolio's assets. Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the counterparty of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

Reverse Repurchase Agreements
-----------------------------

     A Portfolio may also enter into reverse repurchase agreements, which involve the sale of money market securities held by a Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.
The Portfolios do not currently intend to enter into such agreements during the coming year.

When-Issued Securities
----------------------

     Certain issues that a Portfolio is permitted to purchase are offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs from within ten days to one month after the purchase of the issue. During the period between purchase and settlement, no payment is made by a Portfolio to the issuer and, thus, no interest accrues to a Portfolio from the transaction. When-issued securities may be sold prior to the settlement date, but a Portfolio makes when-issued commitments only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account of a Portfolio, U.S. Government securities or other liquid high grade debt securities having value equal to or greater than commitments held by the Portfolio. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, a Portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from the available cash flow. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it records the transaction and reflects the value of the security in determining its net asset value.

Illiquid Securities and Restricted Securities
---------------------------------------------

     None of the Portfolios will maintain more than 10% of its net assets in illiquid securities. Illiquid securities may include securities that are not readily marketable, securities subject to legal or contractual restrictions on resale (except as described below) and repurchase agreements not terminable within seven days. Restricted securities are securities subject to the contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act. Except with respect to the Tax-Free Portfolio, which is not permitted to invest in restricted securities, restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Directors, including securities eligible for resale under Rule 144A under the Securities Act and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securities Act, will not be treated as illiquid for purposes of the restriction on illiquid securities. As to illiquid securities, a Portfolio is subject to a risk that, should the Portfolio's desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. The Directors have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Directors.

     Following the purchase of a restricted security by a Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Directors regarding purchases of liquid restricted securities.

Senior Securities
-----------------

     None of the Portfolios will issue senior securities except as permitted by the Act or the rules, regulations, or interpretations thereof.

General
-------

     While there are many kinds of short-term securities used by money market investors, the Portfolios, in keeping with their primary investment objective of safety of principal, generally invest in the types summarized above. Net income to shareholders is aided both by each Portfolio's ability to make investments in large denominations and by efficiencies of scale. Also, each Portfolio may seek to improve its income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The market value of each Portfolio's investments may decrease during periods of rising interest rates and to increase during intervals of falling rates. These changes in value are usually smaller for short-term securities than for securities with longer maturities. Because the Portfolios invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that changes in interest rates would change the value of your investment.

-----------------------------------------------------------------

                     INVESTMENT RESTRICTIONS

-----------------------------------------------------------------

     Unless otherwise specified to the contrary, the following restrictions may not be changed with respect to a Portfolio without the affirmative vote of (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of that restriction.

Prime Portfolio
---------------

     The Portfolio may not:

     1. purchase any security which has a maturity date more than one year(1) from the date of the Portfolio's purchase;

--------
(1) Which maturity, pursuant to Rule 2a-7, may extend to 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7.

     2. invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry provided that for purposes of this restriction (a) there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or bank obligations, including certificates of deposit, bankers' acceptances and interest-bearing savings deposits (such bank obligations are issued by domestic banks, including U.S. branches of foreign banks subject to the same regulation as U.S. banks) and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;

     3. invest more than 5% of its assets in the securities of any one issuer(2) (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities), except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% limitation;

--------
(2) As a matter of operating policy, pursuant to Rule 2a-7, the Prime Portfolio will invest no more than 5% of its assets in the first tier (as defined in Rule 2a-7) securities of any one issuer, except that under Rule 2a-7, a fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days. Fundamental policy number (3) would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future. Pursuant to Rule 2a-7, acquisition of a fully collateralized repurchase agreement is deemed to be the acquisition of the underlying securities.

     4. invest in more than 10% of any one class of an issuer's outstanding securities (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

     5. borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in an aggregate amount not to exceed 15% of the Portfolio's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Portfolio will not purchase any investments while borrowings in excess of 5% of total assets exist;

     6. pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 15% of the Portfolio's assets;

     7. make loans, provided that the Portfolio may purchase money market securities and enter into repurchase agreements;

     8. enter into repurchase agreements if, as a result thereof, more than 10% of the Portfolio's assets would be committed to repurchase agreements not terminable within seven days and other illiquid investments; or

     9. (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, including futures contracts, interests in oil, gas and other mineral exploration or other development programs; (d) purchase securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, call, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Portfolio's assets would be invested in such securities; (g) purchase or retain securities of any issuers if those officers and directors of the Fund and employees of the Adviser who own individually more than 1/2% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities.

Government Portfolio
--------------------

     The Portfolio may not:

     1. purchase any security which has a maturity date more than one year(3) from the date of the Portfolio's purchase;

--------
(3) Which maturity, pursuant to Rule 2a-7, may extend to 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7.

     2. purchase securities other than marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities, or repurchase agreements pertaining thereto;

     3. enter into repurchase agreements if, as a result thereof, more than 10% of the Portfolio's assets would be committed to repurchase agreements not terminable within seven days and other illiquid investments or with any one seller if, as a result thereof, more than 5% of the Portfolio's assets would be invested in repurchase agreements purchased from such seller(4); and may not enter into any reverse repurchase agreements if, as a result thereof, the Portfolio's obligations with respect to reverse repurchase agreements would exceed 10% of the Portfolio's assets;

--------
(4) Pursuant to Rule 2a-7, acquisition of a fully collateralized repurchase agreement is deemed to be the acquisition of the underlying securities.

     4. borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 10% of the Portfolio's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Portfolio will not purchase any investments while borrowings in excess of 5% of total assets exist;

     5. pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 10% of the Portfolio's assets;

     6. make loans, provided that the Portfolio may purchase securities of the type referred to in paragraph 2 above and enter into repurchase agreements with respect thereto;

     7. act as an underwriter of securities; or

     8. invest more than 25% of its total assets in securities of a single issuer, or in securities of issuers in any single industry, except that these restrictions do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or other U.S Government securities.

Treasury Portfolio
------------------

     The Portfolio:

     1. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 10% of the Portfolio's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Portfolio will not purchase any investment while any such borrowings exist;

     2. May not pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 10% of the Portfolio's assets;

     3. May not make loans, provided that the Portfolio may purchase securities of the type referred to in paragraph 2 above and enter into repurchase agreements with respect thereto;

     4. May not invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, interests in oil, gas and other mineral exploration or other development programs;

     5. May not act as an underwriter of securities; or

     6. May not invest more than 25% of its total assets in securities of a single issuer, or in securities of issuers in any single industry, except that these restrictions do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or other U.S Government securities.

Tax-Free Portfolio
------------------

     The Portfolio may not:

     1. purchase any security which has a maturity date more than one year(5) from the date of the Portfolio's purchase;

--------
(5) Which maturity, pursuant to Rule 2a-7, may extend to 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7.

     2. invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and bank obligations, including certificates of deposit, bankers' acceptances and interest-bearing savings deposits, (such bank obligations are issued by domestic banks, including U.S. branches of foreign banks subject to the same regulation as U.S. banks) and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction and those set forth in restrictions 4 and 5 below, the Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

     3. invest more than 25% of its total assets in municipal securities (a) whose issuers are located in the same state, or
(b) the interest upon which is paid from revenues of similar-type projects;

     4. invest more than 5% of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) except that with respect to 25% of its total assets it may invest not more than 10% of such total assets in the securities of any one issuer.(6) For purposes of such 5% and 10% limitations, the issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;

--------
(6) As a matter of operating policy, pursuant to Rule 2a-7, the Tax-Free Portfolio will invest no more than 5% of its assets in the securities of any one issuer, except that under Rule 2a-7, a fund may invest up to 25% (subject to the Fund's limitation of not investing more than 10% per issuer) of its total assets in the first tier securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days. Fundamental policy number (4) would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

     5. purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     6. borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% of the Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur, such borrowings may not be used to purchase investments and the Portfolio will not purchase any investments while borrowings in excess of 5% of total assets exist;

     7. pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 6. To meet the requirements of regulations in certain states, the Portfolio, as a matter of operating policy, will limit any such pledging, hypothecating or mortgaging to 10% of its total assets, valued at market, so long as shares of the Portfolio are being sold in those states;

     8. make loans of money or securities except by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

     9. enter into repurchase agreements (i) not terminable within seven days if, as a result thereof, more than 10% of the Portfolio's total assets would be committed to such repurchase agreements (whether or not illiquid) or other illiquid investments, or (ii) with a particular vendor(7) if immediately thereafter more than 5% of the Portfolio's assets would be committed to repurchase agreements entered into with such vendor; or

--------
(7) Pursuant to Rule 2a-7, acquisition of a fully collateralized repurchase agreement is deemed to be the acquisition of the underlying securities.

     10. (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts; (d) purchase any restricted securities or securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Portfolio's assets would be invested in such securities; (g) purchase or retain securities of any issuer if those officers and directors of the Fund and of the Adviser who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities.

California Tax-Free Portfolio
-----------------------------

     The Portfolio:

     1. May not invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction, the Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

     2. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% of the Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur, such borrowings may not be used to purchase investments and the Portfolio will not purchase any investment while any such borrowings exist;

     3. May not issue senior securities except to the extent permitted by the Act;

     4. May not pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 2;

     5. May not make loans of money or securities except by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

     6. May not invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts; or

     7. May not act as an underwriter of securities.

Non-Fundamental Policies of the California Tax-Free Portfolio
-------------------------------------------------------------

     The following policies are not fundamental and may be changed by the Board of Directors without shareholder approval.

     The Portfolio:

     1. May not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), except that with respect to 50% of the Portfolio's total assets the Portfolio may invest in the securities of as few as four issuers (provided that no more than 25% of the Portfolio's total assets are invested in the securities of any one issuer).(8) For purposes of this limitation, the issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;

--------
(8) As a matter of operating policy, pursuant to Rule 2a-7, the Portfolio may, with respect to 75% of its assets, invest no more than 5% of its assets in the securities of any one issuer; the remaining 25% of the Portfolio's assets may be invested in securities of one or more issuers provided that they are "first tier securities" as defined in Rule 2a-7. The policy described herein would give the Portfolio the investment latitude described therein only in the event Rule 2a-7 is further amended in the future.

     2. May not purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     3. May not invest more than 25% of its total assets in municipal securities the interest upon which is paid from revenues of similar-type projects;

     4. May not enter into repurchase agreements not terminable within seven days if, as a result thereof, more than 10% of the Portfolio's net assets would be committed to such repurchase agreements;

     5. May not purchase any securities on margin;

     6. May not make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls, straddles, spreads or combinations thereof; and

     7. May not invest more than 10% of its net assets in illiquid securities.

New York Tax-Free Portfolio
---------------------------

     The Portfolio:

     1. May not invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction, the Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

     2. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% of the Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur, such borrowings may not be used to purchase investments and the Portfolio will not purchase any investment while any such borrowings exist;

     3. May not issue senior securities except to the extent permitted by the Act;

     4. May not pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 2;

     5. May not make loans of money or securities except by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

     6. May not invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts; or

     7. May not act as an underwriter of securities.

Non-Fundamental Policies of the New York Tax-Free Portfolio
-----------------------------------------------------------

     The following policies are not fundamental and may be changed by the Board of Directors without shareholder approval.

     The Portfolio:

     1. May not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), except that with respect to 50% of the Portfolio's total assets the Portfolio may invest in the securities of as few as four issuers (provided that no more than 25% of the Portfolio's total assets are invested in the securities of any one issuer).(9) For purposes of this limitation, the issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;

--------
(9) As a matter of operating policy, pursuant to Rule 2a-7, the Portfolio may, with respect to 75% of its assets, invest no more than 5% of its assets in the securities of any one issuer; the remaining 25% of the Portfolio's assets may be invested in securities of one or more issuers provided that they are "first tier securities" as defined in Rule 2a-7. The policy described herein would give the Portfolio the investment latitude described therein only in the event Rule 2a-7 is further amended in the future.

     2. May not purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     3. May not invest more than 25% of its total assets in municipal securities the interest upon which is paid from revenues of similar-type projects;

     4. May not enter into repurchase agreements not terminable within seven days if, as a result thereof, more than 10% of the Portfolio's net assets would be committed to such repurchase agreements;

     5. May not purchase any securities on margin;

     6. May not make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls, straddles, spreads or combinations thereof; and

     7. May not invest more than 10% of its net assets in illiquid securities.

-----------------------------------------------------------------

                            MANAGEMENT

-----------------------------------------------------------------

Organization
------------

     Each of the Portfolios is a series of AllianceBernstein Institutional Reserves, Inc., an open-end management investment company registered under the Act and organized as a Maryland corporation on March 21, 1990. The Adviser provides investment advice and, in general, conducts the management and investment program of the Fund, subject to the general supervision and control of the Board of Directors.

     Normally, shares of each series are entitled to one vote per share, and vote as a single series, on matters that affect each series in substantially the same manner. Maryland law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by federal or Maryland law. Shareholders have available certain procedures for the removal of directors.

Board of Directors Information
------------------------------

     The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                    PORTFOLIOS
                               PRINCIPAL            IN FUND        OTHER
NAME, AGE AND ADDRESS          OCCUPATION(S)        COMPLEX        DIRECTOR-
OF DIRECTOR                    DURING PAST          OVERSEEN BY    SHIPS HELD
(Year of service)*             5 YEARS              DIRECTOR       BY DIRECTOR
------------------             -------------        -----------    -----------

INTERESTED DIRECTOR
-------------------

John D. Carifa,** 58,          President, Chief       113          None
1345 Avenue of the Americas    Operating Officer
New York, NY 10105 (13)        and a Director of
                               Alliance Capital
                               Management
                               Corporation
                               ("ACMC"), with which
                               he has been
                               associated since
                               prior to 1998.

DISINTERESTED DIRECTORS
-----------------------

Ruth Block,#+ 72,              Formerly                94          None
P.O. Box 4623,                 Executive Vice
Stamford, CT  06903 (11)       President and Chief
                               Insurance Officer of
                               The Equitable Life
                               Assurance Society of
                               the United States;
                               Chairman and Chief
                               Executive Officer of
                               Evlico; a Director of
                               Avon, BP (oil and
                               gas), Ecolab, Inc.
                               (specialty
                               chemicals), Tandem
                               Financial Group and
                               Donaldson, Lufkin &
                               Jenrette Securities
                               Corporation; former
                               Governor at Large
                               National Association
                               of Securities
                               Dealers, Inc.

David H. Dievler,#+ 73,        Independent             98          None
P.O. Box 167,                  consultant.
Spring Lake, NJ  07762 (11)    Until December 1994,
                               Senior Vice President
                               of ACMC responsible
                               for mutual fund
                               administration. Prior
                               to joining ACMC in
                               1984, Chief Financial
                               Officer of Eberstadt
                               Asset Management
                               since 1968. Prior to
                               that, Senior Manager
                               at Price Waterhouse &
                               Co. Member of
                               American Institute of
                               Certified Public
                               Accountants since
                               1953.

John H. Dobkin,#+ 61,          Consultant.             95          None
P.O. Box 12,
Annandale, NY  12504 (11)      Formerly President
                               of Save Venice, Inc.
                               (preservation
                               organization) from
                               2001-2002; a Senior
                               Advisor from June
                               1999 to June 2000 and
                               President from
                               December 1989 to May
                               1999 of Historic
                               Hudson Valley
                               (historic
                               preservation).
                               Previously, Director
                               of the National
                               Academy of Design.
                               During 1988-92,
                               Director and Chairman
                               of the Audit
                               Committee of ACMC.

William H. Foulk, Jr.,#+ 70,   Investment Adviser     110          None
2 Sound View Dr., Suite 100    and an independent
Greenwich, CT  06830 (13)      consultant. Formerly
                               Senior Manager of
                               Barrett Associates,
                               Inc., a registered
                               investment adviser,
                               with which he had
                               been associated since
                               prior to 1998.
                               Formerly Deputy
                               Comptroller of the
                               State of New York
                               and, prior thereto,
                               Chief Investment
                               Officer of the New
                               York Bank for
                               Savings.

Clifford L. Michel,#+ 64,      Senior Counsel of       94          Placer
15 St. Bernard's Road,         the law firm of                     Dome, Inc.
Gladstone, NJ 07934 (11)       Cahill Gordon &
                               Reindel since
                               February 2001, and a
                               partner of that firm
                               for more than
                               twenty-five years
                               prior thereto.
                               President and Chief
                               Executive Officer of
                               Wenonah Development
                               Company
                               (investments).

Donald J. Robinson,#+ 69,      Senior Counsel of       93          None
98 Hell's Peak Road            the law firm of
Weston, VT 05161(7)            Orrick, Herrington &
                               Sutcliffe LLP since
                               prior to 1998.
                               Formerly a senior
                               partner and a member
                               of the Executive
                               Committee of that
                               firm. Former member
                               of the Municipal
                               Securities Rulemaking
                               Board and a Trustee
                               of the Museum of the
                               City of New York.

--------
*    There is no stated term of office for the Fund's Directors.
**   Mr. Carifa is an "interested person", as defined in the Act, of the Fund because of an affiliation with Alliance.
#    Member of the Audit Committee.
+    Member of the Nominating Committee.

     The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met four times during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Directors. The Nominating Committee did not meet during the Fund's most recently completed fiscal year.

     In approving the most recent annual continuance of the Fund's advisory agreement (the "Advisory Agreement"), the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board of Directors with experienced counsel that is independent of the Adviser.

     The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of each Portfolio, as well as senior management's attention to any portfolio management issues, were considered. Each Portfolio's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered the expense limitation agreement for the Fund that sets expense caps on overall Portfolio expenses and provides for waiver of fees by the Adviser or reimbursement if needed to meet such caps, the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent accountants in periodic meetings with the Fund's Audit Committee.

     In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees and overall expense levels of each Portfolio to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of each Portfolio as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Directors considered information provided by the Adviser concerning the Adviser's profitability with respect to each Portfolio, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Directors took into account not only the fees paid by the Portfolios, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating each Portfolio's advisory fees, the Directors also took into account the demands, complexity and quality of the investment management of the Portfolios.

     The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning the policies and procedures of the Adviser with respect to the execution of portfolio transactions.

     No single factor was considered in isolation or to be determinative to the decision of the Directors to approve the continuance of the Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of each Portfolio to continue the Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

     The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex by each Director are set forth below.

                                               AGGREGATE DOLLAR
                         DOLLAR RANGE          RANGE OF EQUITY
                         OF EQUITY             SECURITIES IN THE
                         SECURITIES IN         ALLIANCEBERNSTEIN
                         THE FUND AS OF        FUND COMPLEX AS OF
                         DECEMBER 31, 2002     DECEMBER 31, 2002
                         -----------------     -----------------

John D. Carifa                None                Over $100,000
Ruth Block                    None                Over $100,000
David H. Dievler              None                Over $100,000
John H. Dobkin                None                Over $100,000
William H. Foulk, Jr.         None                Over $100,000
Clifford L. Michel            None                Over $100,000
Donald J. Robinson            None                Over $100,000

Officer Information
-------------------

Certain information concerning the Fund's officers is set forth below.

                             POSITION(S) HELD         PRINCIPAL OCCUPATION
NAME AND AGE*                WITH FUND                DURING PAST 5 YEARS
-------------                ---------                -------------------

John D. Carifa, 58           Chairman                 See biography above.

Susan L. Matteson, 40        President                Senior Vice President of
                                                      ACMC** and President of
                                                      Cash Management Services
                                                      with which she has been
                                                      associated since prior to
                                                      1998.

Drew A. Biegel, 52           Senior Vice President    Vice President of ACMC**
                                                      with which he has been
                                                      associated since prior to
                                                      1998.

Kathleen A. Corbet, 43       Senior Vice President    Executive Vice President
                                                      of ACMC** with which she
                                                      has been associated since
                                                      prior to 1998.

John J. Kelly, 43            Senior Vice President    Senior Vice President of
                                                      ACMC** with which he has
                                                      been associated since
                                                      prior to 1998.

William E. Oliver, 53        Senior Vice President    Senior Vice President of
                                                      ACMC** with which he has
                                                      been associated since
                                                      prior to 1998.

Raymond J. Papera, 47        Senior Vice President    Senior Vice President of
                                                      ACMC** with which he has
                                                      been associated since
                                                      prior to 1998.

John F. Chiodi, Jr., 37      Vice President           Vice President of ACMC**
                                                      with which he has been
                                                      associated since prior to
                                                      1998.

Maria R. Cona, 48            Vice President           Vice President of ACMC**
                                                      with which she has been
                                                      associated since prior to
                                                      1998.

Joseph C. Dona, 42           Vice President           Vice President of ACMC**
                                                      with which he has been
                                                      associated since prior to
                                                      1998.

Joseph R. LaSpina, 42        Vice President           Vice President of ACMC**
                                                      with which he has been
                                                      associated since prior to
                                                      1998.

Eileen M. Murphy, 32         Vice President           Vice President of ACMC**
                                                      with which she has been
                                                      associated since prior to
                                                      1998.

Maria C. Sazon, 37           Vice President           Vice President of ACMC**
                                                      with which she has been
                                                      associated since prior to
                                                      1998.

Edmund P. Bergan, Jr., 53    Secretary                Senior Vice President and
                                                      the General Counsel of
                                                      AllianceBernstein
                                                      Investment Research and
                                                      Management, Inc.
                                                      ("ABIRM")** and AGIS**
                                                      with which he has been
                                                      associated since prior to
                                                      1998.

Mark D. Gersten, 52          Treasurer and Chief      Senior Vice President
                                                      Financial Officer of
                                                      AGIS** with which he has
                                                      been associated since
                                                      prior to 1998.

Thomas R. Manley, 52         Controller               Vice President of ACMC**
                                                      with which he has been
                                                      associated since prior to
                                                      1998.

--------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, ABIRM and AGIS are affiliates of the Fund.

     The Fund does not pay any fees to, or reimburse expenses of its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Portfolios to each of the Directors during their fiscal year ended April 30, 2003, the aggregate compensation paid to each of the Directors during calendar year 2002 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                   Total
                                                   Number of
                                                   Registered
                                                   Investment    Total Number
                                                   Companies     of Investment
                                                   within the    Portfolios
                                      Total        Alliance      within the
                                      Compen-      Fund          Alliance Fund
                                      sation       Complex,      Complex,
                                      from the     Including     Including the
                                      Alliance     the Fund, as  Fund, as to
                       Aggregate      Fund         to which the  which the
                       Compensation   Complex,     Director is   Director is a
                       from the       Including    a Director    Director or
Name of Director       Portfolios     the Fund     or Trustee    Trustee
----------------       ------------   ---------    ------------  -------------

John D. Carifa            $ -0-        $ -0-            51             113
Ruth Block                $3,295       $192,600         43              94
David H. Dievler          $3,291       $246,238         47              98
John H. Dobkin            $3,303       $217,888         45              95
William H. Foulk, Jr.     $3,303       $241,700         48             110
Clifford L. Michel        $3,295       $201,950         44              94
Donald J. Robinson        $3,303       $193,100         43              93

     As of August 13, 2003, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of each Portfolio.

The Adviser
-----------

     Alliance Capital Management L.P. (the "Adviser" or "Alliance"), a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York, 10105, has been retained under the Advisory Agreement to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

     Alliance is a leading global investment management firm supervising client accounts with assets as of June 30, 2003, totaling more than $426 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

     Alliance, a Delaware limited partnership, is a registered investment adviser under the Investment Advisers Act of 1940, as amended. ACMC, an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner of both Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. AXA Financial is an indirect wholly-owned subsidiary of AXA, which is a holding company for an international group of insurance and related financial services companies. Alliance Holding Units are publicly traded on the New York Stock Exchange (the "Exchange"). Alliance Units do not trade publicly and are subject to significant restrictions on transfer.

     At March 31, 2003, Alliance Holding owned approximately 76.9 million, or 30.7%, of the issued and outstanding Alliance Units. ACMC owns 100,000 general partnership units in Alliance Holding and a 1% general partnership interest in Alliance. At March 31, 2003, AXA Financial was the beneficial owner of approximately 1.9% of the outstanding Alliance Holding Units and approximately 54.7% of the outstanding Alliance Units which, including the general partnership interests in Alliance and Alliance Holding, represent an economic interest of approximately 55.7% in Alliance. At March 31, 2003, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., was the beneficial owner of approximately 13.0% of the outstanding Alliance Units.

     Based on information provided by AXA, on March 3, 2003, approximately 17.70% of the issued ordinary shares (representing 28.71% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. At January 1, 2003, 70.13% of the shares (representing 79.83% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.82% of the shares of Finaxa (representing 13.32% of the voting power) were owned by BNP Paribas, a French bank. At January 1, 2003, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.48% of the issued ordinary shares (representing 33.16% of the voting power) of AXA.

     Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for each Portfolio of the Fund and pays all compensation of Directors of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, each Portfolio pays the Adviser at an annual rate of .20% of the average daily value of its net assets. The fee is accrued daily and paid monthly.

     The Adviser has contractually agreed to waive its fees and bear certain expenses so that Portfolio expenses do not exceed on an annual basis .20%, .30% and .45% of a Portfolio's average daily net assets for Class A shares, Class B shares and Class C shares, respectively. The contractual agreement automatically extends each year unless the Adviser provides the Fund with at least 60 days' notice prior to the end of the fiscal year of its determination not to extend the agreement. For the fiscal year ended April 30, 2003, each Portfolio paid the Adviser a management fee of .20 of 1%. Such fees were $7,339,493, $2,544,043, $594,247, $2,460,745, $497,340, and $136,213 for the
Prime, Government, Treasury, Tax-Free, California Tax-Free and New York Tax-Free Portfolios, respectively. See the Financial Statements for reimbursements and waivers with respect to operating expenses. For the fiscal year ended April 30, 2002, each Portfolio paid the Adviser a management fee of .20 of 1%. Such fees were $12,054,910, $2,978,368, $985,700, $3,006,775,
$435,527 and $91,204 for the Prime, Government, Treasury, Tax-Free, California Tax-Free and New York Tax-Free Portfolios, respectively. See the Financial Statements for reimbursements and waivers with respect to operating expenses. For the fiscal year ended April 30, 2001, each Portfolio paid the Adviser a management fee of .20 of 1%. Such fees were $10,183,010, $2,032,842, $648,158, $2,183,377 and $75,972 for the Prime,
Government, Treasury, Tax-Free and California Tax-Free Portfolios, respectively. The New York Tax-Free Portfolio was not yet in existence during the fiscal year ended April 30, 2001. See the Financial Statements for reimbursements and waivers with respect to operating expenses. The Adviser may make payments from time to time from its own resources, which may include the management fees paid by the Portfolios of the Fund, to compensate broker-dealers, including Sanford C. Bernstein & Co., LLC ("Bernstein") an affiliate of the Adviser, depository institutions and other financial intermediaries that engage in or support the distribution of shares of the Fund, for shareholder servicing and to pay for the preparation, printing and distribution of prospectuses and other literature or other promotional activities.

     The Advisory Agreement remains in effect from year to year, provided that such continuance is specifically approved at least annually by a vote of a majority of each Portfolio's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons as defined in the Act. Most recently, the continuance of the Advisory Agreement with respect to the Portfolios for an additional annual period was approved by a vote, cast in person, of the Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at their special meeting held on October 9, 2002.

     The Advisory Agreement may be terminated with respect to any Portfolio without penalty on 60 days' written notice at the option of either party or by vote of a majority of the outstanding voting securities of such Portfolio; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

-----------------------------------------------------------------

                       EXPENSES OF THE FUND

-----------------------------------------------------------------

Distribution Agreement
----------------------

     The Fund has entered into a Distribution Agreement (the "Agreement") with ABIRM the Fund's principal underwriter (the "Principal Underwriter"), to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the Act (the "Rule 12b-1 Plan").

     Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not interested persons of the Fund (as defined in the Act) are committed to the discretion of such disinterested Directors then in office.

     In approving the Agreement, the Directors of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. Information with respect to distribution services fees and other revenues and expenses of the Principal Underwriter will be presented to the Directors each year for their consideration in connection with their deliberations as to the continuance of the Agreement. In their review of the Agreement, the Directors will be asked to take into consideration separately with respect to each class the distribution expenses incurred with respect to such class. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

     During the Fund's fiscal year ended April 30, 2003, the Fund paid distribution services fees for expenditures under the Agreement with respect to Class B and Class C Shares. With respect to the Prime Portfolio Class B shares, distribution services fees for expenditures under the Agreement amounted to $1,231,552, which constituted .10% of the Portfolio's aggregate average daily net assets attributable to Class B shares during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $1,008,950. In addition, the Adviser may make payments to the Distributor for distribution assistance and for administration, accounting and other services from its fees from the Portfolios. Of the $2,240,502 paid by the Adviser and the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

     With respect to the Prime Portfolio Class C shares, distribution services fees for expenditures under the Agreement amounted to $1,340,066, which constituted .25% of the Portfolio's aggregate average daily net assets attributable to Class C shares during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $341,688. Of the $1,681,754 paid by the Adviser and the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

     With respect to the Government Portfolio Class B shares, distribution services fees for expenditures under the Agreement amounted to $376,045, which constituted .10% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $275,091. Of the $651,136 paid by the Adviser and the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

     With respect to the Government Portfolio Class C shares, distribution services fees for expenditures under the Agreement amounted to $483,532, which constituted .25% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $55,156. Of the $538,688 paid by the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

     With respect to the Treasury Portfolio Class B shares, distribution services fees for expenditures under the Agreement amounted to $44,982, which constituted .10% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $38,591. Of the $83,573 paid by the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

     With respect to the Treasury Portfolio Class C shares, distribution services fees for expenditures under the Agreement amounted to $233,501, which constituted .25% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments form its own resources aggregating $67,610. Of the $301,111 paid by the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

     With respect to the Tax-Free Portfolio Class B shares, distribution services fees for expenditures under the Agreement amounted to $630,988, which constituted .10% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $482,839. Of the $1,113,827 paid by the Adviser and the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

     With respect to the Tax-Free Portfolio Class C shares, distribution services fees for expenditures under the Agreement amounted to $425,672, which constituted .25% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $99,491. Of the $525,163 paid by the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

     With respect to the California Tax-Free Portfolio Class B shares, distribution services fees for expenditures under the Agreement amounted to $84,827, which constituted .10% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $56,171. Of the $140,998 paid by the Fund under the Agreement, the entire amount was paid by to the broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

     With respect to the California Tax-Free Portfolio Class C shares, distribution services fees for expenditures under the Agreement amounted to $293,165, which constituted .25% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Advisor made payments from its own resources aggregating $47,339. Of the $340,504 paid by the Fund under the Agreement, the entire amount was paid by to the broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

     With respect to the New York Tax-Free Portfolio Class B shares, distribution services fees for expenditures under the Agreement amounted to $27,862, which constituted .10% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $17,474. Of the $45,336 paid by the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

     With respect to the New York Tax-Free Portfolio Class C shares, distribution services fees for expenditures under the Agreement amounted to $21,312, which constituted .25% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $4,546. Of the $25,858 paid by the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

     Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers, depository institutions or other financial intermediaries and at the same time to permit the Principal Underwriter to compensate such broker-dealers, including Bernstein, an affiliate of the Adviser, depository institutions or other financial intermediaries in connection with the sale of such shares or the provision of administrative or other services to the holders of such shares. The distribution services fee for a Portfolio is an amount equal to, on an annualized basis, .10% of the aggregate average daily net assets attributable to the Class B shares of the Portfolio and .25% of the aggregate average daily net assets attributable to the Class C shares of the Portfolio.

     The Agreement became effective on July 22, 1992, and was amended to become effective with respect to shares in the Treasury Portfolio and the Class B shares and Class C shares of the other Portfolios on June 29, 1998. The Agreement was amended on October 19, 2000 and February 1, 2001 with respect to shares in the California Tax-Free Portfolio and the New York Tax-Free Portfolio, respectively. The Agreement remains in effect from year to year with respect to a class of shares of a Portfolio, provided, however, that such continuance with respect to that class is specifically approved annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the Act, of any such party (other than as trustees of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently, the continuance of the Agreement for an additional annual period was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons," as defined in the Act, and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto at their special meeting held on October 9, 2002.

     In the event that the Agreement is terminated or not continued with respect to the Class B shares or Class C shares,
(i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

     All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph; and the Agreement may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the disinterested Directors or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund is not required to give prior notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

Transfer Agency Agreement
-------------------------

     AGIS, P.O. Box 1520, Secaucus, NJ 07096-1520, is the Fund's Transfer Agent. AGIS, an indirect wholly-owned subsidiary of Alliance, receives a minimum transfer agency fee per month for each of the Class A shares, Class B shares and Class C shares of the Fund, plus reimbursement for out-of-pocket expenses.

-----------------------------------------------------------------

                PURCHASE AND REDEMPTION OF SHARES

-----------------------------------------------------------------

     The Fund may refuse any order for the purchase of shares.
The Fund reserves the right to suspend the sale of a Portfolio's shares to the public in response to conditions in the securities markets or for other reasons.

     In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

     Shareholders maintaining accounts in a Portfolio of the Fund through brokerage firms, depository institutions or other financial intermediaries should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to AGIS. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution.

     An order for the purchase of shares of the Prime Portfolio will become effective, and the shares purchased will receive the dividend on shares declared on that day, if such order is received by 5:00 p.m. (Eastern time) and Federal funds or bank wire monies are received by 5:00 p.m. (Eastern time) on such day. An order for the purchase of shares of the Government and Treasury Portfolios will become effective, and the shares purchased will receive the dividend on shares declared on that day, if such order is received by 4:30 p.m. (Eastern time) and Federal funds or bank wire monies are received by 4:30 p.m. (Eastern Time) on such day. An order for the purchase of shares of the Tax-Free, California Tax-Free and New York Tax-Free Portfolios will become effective, and the shares purchased will receive the dividend on shares declared on that day, if such order is received by 12:00 Noon (Eastern time) and Federal Funds or bank wire monies are received by 4:00 p.m. (Eastern time) on such day. Federal Funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal Funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

     All shares purchased are confirmed monthly to each shareholder and are credited to his or her account at net asset value. To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, stock certificates, for which no charge is made, are not issued except upon the written request of the shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal. The Fund reserves the right to reject any purchase order.

     The Fund reserves the right to close out an account that is below $500,000 after at least 60 days' written notice to the shareholder unless the balance in such account is increased to at least that amount during such period. For purposes of this calculation, the sum of a shareholder's balance in all of the Portfolios will be considered as one account.

     A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday on which the Exchange is open for trading and which is not a bank holiday. The Exchange is generally closed on national holidays and on Good Friday and Martin Luther King, Jr. Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. On any such day that is an official bank holiday, neither purchases nor wired redemptions can become effective because Federal funds cannot be received or sent. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings), when trading on the Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his cost, depending on the market value of the securities held by the Fund at such time and the income earned. No interest will accrue on amounts represented by uncashed redemption checks.

-----------------------------------------------------------------

        DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE

-----------------------------------------------------------------

     All net income of the Prime Portfolio is determined at 5:00 p.m. (Eastern time) and is paid immediately thereafter pro rata to shareholders of record of that Portfolio via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. All net income of the Government and Treasury Portfolios is determined at 4:30 p.m. (Eastern time) and is paid immediately thereafter pro rata to shareholders of record of the Government and Treasury Portfolios via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. All net income of the Tax-Free, California Tax-Free and New York Tax-Free Portfolios is determined at 12:00 Noon (Eastern time) and is paid immediately thereafter pro rata to shareholders of record of the Tax-Free, California Tax-Free and New York Tax-Free Portfolios via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs. No interest will accrue on uncashed distribution checks.

     A Portfolio's net income consists of all accrued interest income on assets less expenses allocable to that Portfolio (including accrued expenses and fees payable to the Adviser) applicable to that dividend period. Realized gains and losses of each Portfolio are reflected in its net asset value and are not included in net income. Net asset value per share of each Portfolio is expected to remain constant at $1.00 since all net income of each Portfolio is declared as a dividend each time net income is determined and net realized gains and losses, if any, are expected to be relatively small.

     The valuation of each Portfolio's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of a Portfolio may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

     The Fund maintains procedures designed to maintain, to the extent reasonably possible, the price per share of each Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of a Portfolio's portfolio holdings by the Directors at such intervals as they deem appropriate to determine whether and to what extent the net asset value of each Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

     The net asset value of the shares of the Prime Portfolio is determined each Fund business day (and on such other days as the Directors deem necessary) at 5:00 p.m. (Eastern time). The net asset value of the shares of the Government and Treasury Portfolios is determined each Fund business day (and on such other days as the Directors deem necessary) at 4:30 p.m. (Eastern time). The net asset value of the shares of the Tax-Free, California Tax-Free and New York Tax-Free Portfolios is determined each Fund business day (and on such other days as the Directors deem necessary) at 12:00 Noon (Eastern time). The net asset value per share of a Portfolio is calculated by taking the sum of the value of the Portfolio's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of that Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

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                              TAXES

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     Each of the Prime, Government, Treasury, Tax-Free,
California Tax-Free and New York Tax-Free Portfolios intends to qualify for each taxable year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and, as such, will not be liable for Federal income and excise taxes on the investment company taxable income and net capital gains distributed to its shareholders. Since each Portfolio of the Fund distributes all of its investment company taxable income and net capital gains, each Portfolio should thereby avoid all Federal income and excise taxes.

     Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since each Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Long-term capital gains, if any, distributed by a Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of the length of time he may have held his shares. Any loss realized on shares held for six months or less will be treated as a long-term capital loss for Federal income tax purposes to the extent of any long-term capital gain distributions received on such shares. Distributions of short and long-term capital gains, if any, are normally made once each year shortly before the close of the Portfolio's fiscal year, although such distributions may be made more frequently if necessary in order to maintain the Portfolio's net asset value at $1.00 per share.

     With respect to the Tax-Free, California Tax-Free, and New York Tax-Free Portfolios, distributions to shareholders out of tax-exempt interest income earned by such Portfolio generally are not subject to Federal income tax. See, however, above "Investment Objective and Policies - Alternative Minimum Tax." Any loss realized on shares of the Portfolios that are held for six months or less will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares.

     Shareholders may be subject to state and local taxes on distributions. Each investor should consult his own tax adviser to determine the status of distributions in his particular state or locality.

     Interest on indebtedness incurred by shareholders to purchase or carry shares of the Tax-Free, California Tax-Free, and New York Tax-Free Portfolios is not deductible for Federal income tax purposes. Under rules of the Internal Revenue Service for determining when borrowed funds are used for purchasing or carrying particular assets, a Portfolio's shares may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares. Further, with respect to these Portfolios, persons who are "substantial users" (or related persons) of facilities financed by private activity bonds (within the meaning of Section 147(a) of the Internal Revenue Code) should consult their tax advisers before purchasing shares of the Portfolios.

     Substantially all of the dividends paid by the Tax-Free, California Tax-Free and New York Tax-Free Portfolios are anticipated to be exempt from Federal income taxes. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from Federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

     Shareholders who are individual residents of California are not subject to California personal income tax on distributions from the California Tax-Free Portfolio which are designated as derived from interest income on municipal securities issued by the State of California or its political subdivisions or otherwise exempt from taxation in California. Distributions of capital gains and other investment income will be subject to California personal income tax. All distributions from the California Tax-Free Portfolio are subject to the California corporate franchise tax payable by corporate shareholders.

     Shareholders who are individual residents of New York are not subject to the New York State or New York City personal income taxes on distributions from the New York Tax-Free Portfolio which are designated as derived from interest income on municipal securities issued by the State of New York or its political subdivisions or otherwise exempt from taxation in New York. Distributions of capital gains and other investment income will be subject to New York State and New York City personal income taxes. All distributions from the New York Tax-Free Portfolio are subject to the New York corporate franchise tax payable by corporate shareholders.

-----------------------------------------------------------------

                       GENERAL INFORMATION

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Portfolio Transactions
----------------------

     Subject to the general supervision of the Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Portfolios. Because the Portfolios invest in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Portfolio's shares since the portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

     The Portfolios have no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of each Portfolio to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with a Portfolio. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information.

Capitalization
--------------

     All shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Each share of a Portfolio is entitled to one vote for all purposes. Shares of all classes vote for the election of Directors and on any other matter that affects all Portfolios in substantially the same manner as a single class, except as otherwise required by law. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement, shares of each Portfolio vote as a separate class. There are no conversion or preemptive rights in connection with any shares of the Fund. Since voting rights are noncumulative, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund are available to shareholders of each Portfolio. All shares of each Portfolio when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a class may not be modified except by the vote of a majority of the outstanding shares of such class.

     The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another class would be governed by the Act and Maryland law.

     As of the close of business on August 13, 2003, the Portfolios outstanding shares were: 1,482,782,707 shares of the Prime Portfolio Class A, 1,143,283,827 shares of the Prime Portfolio Class B, 513,437,160 shares of the Prime Portfolio Class C; 631,966,650 shares of the Government Portfolio Class A, 366,762,675 shares of the Government Portfolio Class B, 185,351,376 shares of the Government Portfolio Class C; 161,998,241 shares of the Treasury Portfolio Class A, 77,423,870 shares of the Treasury Portfolio Class B, 98,246,619 shares of the Treasury Portfolio Class C; 355,105,231 shares of the Tax-Free Portfolio Class A, 700,834,189 shares of the Tax-Free Portfolio Class B, 225,045,995 shares of the Tax-Free Portfolio Class C; 39,195,448 shares of the California Tax-Free Portfolio Class A, 128,547,165 shares of the California Tax-Free Portfolio Class B, 143,578,959 shares of the California Tax-Free Portfolio Class C; and, 67,218,851 shares of the New York Tax-Free Portfolio Class A, 42,532,925 shares of the New York Tax-Free Portfolio Class B, 11,526,735 shares of the New York Tax-Free Portfolio Class C. Set forth and discussed below is certain information as to all persons who owned of record or beneficially 5% or more of the outstanding shares of a portfolio at August 13, 2003:

                                   No. of              % of
Name and Address                   Shares              Class
----------------                   ------              -----

Prime Portfolio Class A
-----------------------

Alliance Capital Management        300,766,859         20.29%
Attn: Sarah Powell
1345 Avenue of the Americas
New York, NY  10105

Davenport & Co LLC                  85,256,769          5.75%
As Agent Omnibus A/C
for Exclusive
Benefit of Customers
One James Center
901 E Cary Street
Richmond, VA  23219-4063

Hare & Co.                          82,600,965          5.57%
c/o Bank of New York
One Wall Street 5th Floor
New York, NY 10005-2500

U.S. Clearing CP./                  82,269,202          5.55%
Omnibus Acct.
F/B/O Customers
26 Broadway, 12th Floor
New York, NY 10004-1801

Alliance Fund Distributors          80,453,202          5.43%
GL 16-184-73 Invest. Inst.
Res. Prime
1 North Lexington Ave
Attn: Debra Milne-James,
17th Floor
White Plains, NY 10601-1721

Prime Portfolio Class B
-----------------------

Pershing As Agent                1,140,582,606         99.79%
Omnibus Account
For Exclusive Benefit
of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

Prime Portfolio Class C
-----------------------

Pershing As Agent                  462,977,642         90.19%
Omnibus Account
For Exclusive Benefit
of Customers
I Pershing Plaza
Jersey City, NJ 07399-0002

Kensico Associates LP               26,388,132          5.14%
200 Park Avenue
Ste 3300
New York, NY  10166-3399

Government Portfolio Class A
----------------------------

AIG Federal Savings Bank            61,391,707          9.72%
600 King Street
Mail Code: AISB
Wilmington, DE  19801-3722

Davenport & Co LLC                  64,904,533         10.28%
As Agent Omnibus A/C
for Exclusive
Benefit of Customers
One James Center
901 E Cary Street
Richmond, VA 23219-4057

Graham Partners LP                  57,958,652          9.18%
200 Park Ave., Fl. 39
New York, NY 10166-0005

KBW Financial Svcs Fd LP            31,619,782          5.01%
Two Hudson Place 4th Floor
Hoboken, NJ  07030-5594

Government Portfolio Class B
----------------------------

Pershing As Agent                  356,079,332         97.11%
Omnibus Account
For Exclusive Benefit
of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

Government Portfolio Class C
----------------------------

Pershing As Agent                   92,372,523         49.90%
Omnibus Account
For Exclusive Benefit
of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

Treasury Portfolio Class A
--------------------------

Spring Point Partners LP            43,862,213         27.08%
101 California St Ste #4350
San Francisco, CA  94111-6135

Spring Point Institutional Par      30,552,820         18.87%
LP
101 California St Ste 4350
San Francisco, CA  94111-6135

Michael Goldstein                   28,809,396         17.79%
468 West Broadway
Apartment 5G
New York, NY 10012-5306

Robert E. Haggstrom and             11,217,669          6.93%
Nyda Jones-Church JTWROS
27348 Escondito Beach Road
Malibu, CA 90265

The Freiwald Family Trust           15,248,032          9.42%
Benjamin Freiwald and
Gabrielle S Freiwald TTEES
2556 Glen Green
Los Angeles, CA 90068

Treasury Portfolio Class B
--------------------------

Pershing As Agent                   74,400,044        100.00%
Omnibus Account
For Exclusive Benefit
of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

Treasury Portfolio Class C
--------------------------

Hare & Co                           24,556,848         25.00%
C/o Bank of New York
One Wall Street 5th Flr
New York, NY 10005-2500

Pershing as Agent                   24,616,640         25.06%
Omnibus Account
For Exclusive Benefit of
Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

The J Fund LP                        9,712,654          9.89%
(Hellman Jordan)
75 State Street
Suite 2420
Boston, MA  02109-1807

The Hellman Jordan Fund              7,902,670          8.05%
75 State Street
Boston, MA  02109-1814

Gerald R. Jordan Jr                  6,023,117          6.13%
Hellman Jordan Mgmt Co
75 State Street
Boston, MA  02109-1814

The J Fund BVI Ltd                   5,353,382          5.45%
Citco Building
Kaya Flamboyan #9
Williemstad
Curacao

Tax-Free Portfolio Class A
--------------------------

Harley-Davidson, Inc.               92,850,000         26.15%
Attn: Cash Management
PO Box 653
Milwaukee, WI 53201-0653

Tax-Free Portfolio Class B
--------------------------

Pershing As Agent                  700,431,077         99.96%
Omnibus Account
For Exclusive Benefit
of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

Tax-Free Portfolio Class C
--------------------------

Pershing As Agent                  225,008,855        100.00%
Omnibus Account
For Exclusive Benefit
of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

California Tax-Free
Portfolio Class A
--------------------

Ronald L. Nelson &                   6,836,421         17.45%
Joyce M. Nelson JTWROS
160 South San Rafael Avenue
Pasadena, CA  91105-1523

Barbara Pauley Pagen                 5,430,791         13.86%
5670 Wilshire Blvd
Los Angeles, CA  90036-5679

Robert Whalen                        3,595,477          9.18%
13122 Caminito Point
Del Mar, CA  92014-3855

Jerry S. Glembocki                   3,482,646          8.89%
5248 War Wagon Ct
San Jose, CA  95136-3359

Martin Balser                        2,710,104          6.92%
4646 Conchita Way
Tarzana, CA  91356-4906

California Tax-Free
Portfolio Class B
-------------------

Pershing as Agent                  128,522,655        100.00%
Omnibus Account
For Exclusive Benefit
of Customers
1 Pershing Plaza
Jersey City, NJ 07399-002

California Tax-Free
Portfolio Class C
-------------------

Pershing as Agent                   24,261,228         16.90%
Omnibus Account
For Exclusive Benefit
of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

Barbara Streisand TTEE              11,439,749          7.97%
J R 1992 TR DTD 2/6/92
Attn: Todd Bozick
Boulevard Management
21650 Oxnard Street #1925
Woodland Hills, CA  91367-7888

Todd M. Morgan Co                   10,035,735          6.99%
Cheri Morgan TTEES
Morgan Fam TR DTD 5/30/95
c/o Bel Air Investment Advis
1999 If the Ave Stars 29th Fl
Los Angeles, CA  90067

New York Tax-Free
Portfolio Class A
-------------------

B RM                                25,089,168         37.33%
c/o Geller Tax Services
800 Third Avenue
19th Floor
Attention: Tate Elliot
New York, NY  10022-7604

Michael Ashner                      11,863,243         17.65%
2 Bridle Court
Oyster Bay, NY  11771-3308

Madeline Devries Hooper              6,516,518          9.70%
1049 Park Avenue
New York, NY  10028-1061

New York Tax-Free
Portfolio Class B
------------------

Pershing as Agent                   42,524,532        100.00%
Omnibus Account
For Exclusive Benefit
of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

New York Tax-Free
Portfolio Class C
-----------------

Pershing as Agent                   11,525,080        100.00%
Omnibus Account
For Exclusive Benefit
of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

     Custodian. The Bank of New York, One Wall Street, New York,
New York 10286, serves as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase and sale of portfolio securities.

     Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel LLP, New York, New York, counsel for the Fund and the Adviser.

     Auditors. PricewaterhouseCoopers LLP, 1177 Avenue of the
Americas, New York, New York 10036, serves as the independent auditors for the Fund.

     Yield Quotations and Performance Information. Advertisements containing yield quotations for one or more Portfolios for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act.

     From time to time each Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. Dividends for the Prime Portfolio Class A for the seven days ended April 30, 2003, after expense reimbursement, amounted to an annualized yield of 1.14%, equivalent to an effective yield of 1.14%. Absent such reimbursement, the annualized yield for such period would have been 1.12%, equivalent to an effective yield of 1.12%. Dividends for the Prime Portfolio Class B for the seven days ended April 30, 2003, after expense reimbursement, amounted to an annualized yield of 1.04%, equivalent to an effective yield of 1.04%. Absent such reimbursement, the annualized yield for such period would have been 1.02%, equivalent to an effective yield of 1.02%. Dividends for the Prime Portfolio Class C for the seven days ended April 30, 2003, after expense reimbursement, amounted to an annualized yield of 0.89%, equivalent to an effective yield of 0.89%. Absent such reimbursement, the annualized yield for such period would have been 0.87%, equivalent to an effective yield of 0.87%.

     Dividends for the Government Portfolio Class A for the seven days ended April 30, 2003, after expense reimbursement, amounted to an annualized yield of 1.04%, equivalent to an effective yield of 1.05%. Absent such reimbursement, the annualized yield for such period would have been 0.98%, equivalent to an effective yield of 0.99%. Dividends for the Government Portfolio Class B for the seven days ended April 30, 2003, after expense reimbursement, amounted to an annualized yield of 0.94%, equivalent to an effective yield of 0.94%. Absent such reimbursement, the annualized yield for such period would have been 0.88%, equivalent to an effective yield of 0.88%. Dividends for the Government Portfolio Class C for the seven days ended April 30, 2003, after expense reimbursement, amounted to an annualized yield of 0.79%, equivalent to an effective yield of 0.79%. Absent such reimbursement, the annualized yield for such period would have been 0.73%, equivalent to an effective yield of 0.73%.

     Dividends for the Treasury Portfolio Class A for the seven days ended April 30, 2003, after expense reimbursement, amounted to an annualized yield of 1.06%, equivalent to an effective yield of 1.07%. Absent such reimbursement, the annualized yield for such period would have been 0.96%, equivalent to an effective yield of 0.97%. Dividends for the Treasury Portfolio Class B for the seven days ended April 30, 2003, after expense reimbursement, amounted to an annualized yield of 0.96%, equivalent to an effective yield of 0.97%. Absent such reimbursement, the annualized yield for such period would have been 0.86%, equivalent to an effective yield of 0.87%. Dividends for the Treasury Portfolio Class C for the seven days ended April 30, 2003, after expense reimbursement, amounted to an annualized yield of 0.81%, equivalent to an effective yield of 0.82%. Absent such reimbursement, the annualized yield for such period would have been 0.71%, equivalent to an effective yield of 0.72%.

     Dividends for the Tax-Free Portfolio Class A for the seven days ended April 30, 2003, after expense reimbursement, amounted to an annualized yield of 1.21%, equivalent to an effective yield of 1.22% and a tax equivalent yield of 1.86%. Absent such reimbursement, the annualized yield for such period would have been 1.17%, equivalent to an effective yield of 1.18%. Dividends for the Tax-Free Portfolio Class B for the seven days ended April 30, 2003, after expense reimbursement, amounted to an annualized yield of 1.11%, equivalent to an effective yield of 1.12% and a tax equivalent yield of 1.71%. Absent such reimbursement, the annualized yield for such period would have been 1.07%, equivalent to an effective yield of 1.08%. Dividends for the Tax-Free Portfolio Class C for the seven days ended April 30, 2003, after expense reimbursement, amounted to an annualized yield of 0.96%, equivalent to an effective yield of 0.96% and a tax equivalent yield of 1.48%. Absent such reimbursement, the annualized yield for such period would have been 0.92%, equivalent to an effective yield of 0.92%.

     Dividends for the California Tax-Free Portfolio Class A for the seven days ended April 30, 2003, after expense reimbursement, amounted to an annualized yield of 1.24%, equivalent to an effective yield of 1.25% and a tax equivalent yield of 1.91%. Absent such reimbursement, the annualized yield for such period would have been 1.16%, equivalent to an effective yield of 1.17%. Dividends for the California Tax-Free Portfolio Class B for the seven days ended April 30, 2003, after expense reimbursement, amounted to an annualized yield of 1.14%, equivalent to an effective yield of 1.15% and a tax equivalent yield of 1.75%. Absent such reimbursement, the annualized yield for such period would have been 1.06%, equivalent to an effective yield of 1.07%. Dividends for the California Tax-Free Portfolio Class C for the seven days ended April 30, 2003, after expense reimbursement, amounted to an annualized yield of 0.99%, equivalent to an effective yield of 1.00% and a tax equivalent yield of 1.52%. Absent such reimbursement, the annualized yield for such period would have been 0.91%, equivalent to an effective yield of 0.92%

     Dividends for the New York Tax-Free Portfolio Class A for the seven days ended April 30, 2003, after expense reimbursement, amounted to an annualized yield of 1.20%, equivalent to an effective yield of 1.20% and a tax equivalent yield of 1.85%. Absent such reimbursement, the annualized yield for such period would have been 0.93%, equivalent to an effective yield of 0.93%. Dividends for the New York Tax-Free Portfolio Class B for the seven days ended April 30, 2003, after expense reimbursement, amounted to an annualized yield of 1.10%, equivalent to an effective yield of 1.10% and a tax equivalent yield of 1.69%. Absent such reimbursement, the annualized yield for such period would have been 0.82%, equivalent to an effective yield of 0.82%. Dividends for the New York Tax-Free Portfolio Class C for the seven days ended April 30, 2003, after expense reimbursement, amounted to an annualized yield of 0.95%, equivalent to an effective yield of 0.95% and a tax equivalent yield of 1.46%. Absent such reimbursement, the annualized yield for such period would have been 0.67%, equivalent to an effective yield of 0.67%.

     Yield quotations for a Portfolio are determined by (i) computing the net change over a seven-day period, exclusive of the capital changes, in the value of a hypothetical pre-existing account having a balance of one share of such Portfolio at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (iii) multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. A Portfolio's effective annual yield represents a compounding of the annualized yield according to the formula: effective yield = [(base period return + 1) 365/7] - 1.

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     FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS

-----------------------------------------------------------------

     The Fund's financial statements and the report of PricewaterhouseCoopers LLP are incorporated herein by reference to the Fund's annual report. The Fund's annual report, dated April 30, 2003, was filed on July 3, 2003 with the Commission on Form N-CSR. The Fund's annual report is available without charge upon request by calling AGIS at (800) 221-5672. The Fund's financial statements include the financial statements of each of the Fund's portfolios.

-----------------------------------------------------------------

                            APPENDIX A
                COMMERCIAL PAPER AND BOND RATINGS

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Municipal and Corporate Bonds
-----------------------------

     The two higher ratings of Moody's Investors Service, Inc. ("Moody"s) for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's has stated that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

     The two highest ratings of Standard & Poor's for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within a rating category.

Short-Term Municipal Securities
-------------------------------

     Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the superior credit quality, enjoying excellent protection from established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. Loans bearing the MIG-2/VMIG-2 designation are of strong credit quality, with margins of protection that are ample, although not as large as in the MIG-1/VMIG-1 group.

     Standard & Poor's highest rating for short-term municipal loans is SP-1. Standard & Poor's has stated that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 that are determined to have very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities and Commercial Paper
-----------------------------------------------

     Prime-1 is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and A-1+ and A-1 are the two highest ratings for commercial paper assigned by Standard & Poor's (Standard & Poor's does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while Standard & Poor's uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of A. Issuers rated Prime by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated A by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

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                            APPENDIX B
               DESCRIPTION OF MUNICIPAL SECURITIES

-----------------------------------------------------------------

     Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less.
They include the following:

          1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

          2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales use and business taxes, and are payable from these specific future taxes.

          3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing
          Programs.

          4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

          5. Construction Loan Notes are sold to provide construction financing. After successful completion and Acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

          6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 270 days or less.
          It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

     Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

          1. General Obligation Bonds are issued by such entities as states, countries, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

          2. Revenue Bonds generally are secured by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise of other specific revenue source. Revenue Bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these Bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

          3. Industrial Development Bonds (or "industrial revenue Bonds") are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These Bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such Bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

[LOGO]

                  ALLIANCEBERNSTEIN INSTITUTIONAL RESERVES, INC.
                                                - Trust Portfolio

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c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672

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               STATEMENT OF ADDITIONAL INFORMATION
                        September 2, 2003

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     This Statement of Additional Information ("SAI") is not a
prospectus and should be read in conjunction with the prospectus, dated September 2, 2003, of AllianceBernstein Institutional Reserves, Inc. (the "Fund") that describes shares of the Trust Portfolio (the "Trust Portfolio") of the Fund (the "Prospectus"). Financial statements for the Trust Portfolio for the year ended April 30, 2003 are included in the Fund's annual report to shareholders and are incorporated into this SAI by reference. A copy of the Prospectus and the Fund's annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or telephone number shown above.

                        TABLE OF CONTENTS

                                                             Page
                                                             ----

The Fund
Investment Objective and Policies
Investment Restrictions
Management
Purchase and Redemption of Shares
Daily Dividends-Determination of Net Asset Value
Taxes
General Information
Financial Statements and Report of Independent Auditors
Appendix A - Commercial Paper and Bond Ratings               A-1

--------
(SM): This service mark is used under license from the owner.

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                             THE FUND

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     AllianceBernstein Institutional Reserves, Inc. (the "Fund")
is an open-end investment company. The Trust Portfolio, which is diversified, is described in the Prospectus that is supplemented by this SAI. Six additional Portfolios of the Fund, the Prime Portfolio, the Government Portfolio, the Treasury Portfolio, the Tax-Free Portfolio, the California Tax-Free Portfolio, and the New York Tax-Free Portfolio are described in a separate prospectus and statement of additional information. The Fund changed its name from ACM Institutional Reserves, Inc. to Alliance Institutional Reserves, Inc. effective June 29, 1998 and from Alliance Institutional Reserves, Inc. to AllianceBernstein Institutional Reserves, Inc. effective August 27, 2003.

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                INVESTMENT OBJECTIVES AND POLICIES

-----------------------------------------------------------------

     The Trust Portfolio's investment objectives are -- in the following order of priority -- safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. As a matter of fundamental policy, the Trust Portfolio pursues its objectives by maintaining a portfolio of high-quality U.S.- dollar denominated money market securities, all of which, at the time of investment, have remaining maturities of 397 days or less. As is true with all investment companies, there can be no assurance that the Trust Portfolio's objectives will be achieved.

     The Trust Portfolio will comply with Rule 2a-7 under the Investment Company Act of 1940 (the "Act"), as amended from time to time, including the diversification, quality and maturity conditions imposed by the Rule. To the extent that the Trust Portfolio's limitations are more permissive than Rule 2a-7, the Trust Portfolio will comply with the more restrictive provisions of the Rule.

     Currently, pursuant to Rule 2a-7, the Trust Portfolio may invest only in U.S. dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by the Trust Portfolio's adviser, Alliance Capital Management L.P. ("Alliance" or the "Adviser") to present minimal credit risks pursuant to procedures approved by the Board of Directors. Generally, an Eligible Security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSROs"). Unrated securities may also be Eligible Securities if the Adviser determines that they are of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Board of Directors. A description of the ratings of some NRSROs appears in Appendix A attached hereto. Securities in which the Trust Portfolio may invest may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from the requisite NRSRO.

     Eligible securities are classified as either first tier securities or second tier securities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government securities are also considered to be first tier securities. A security that has received the second highest rating by the requisite number of NRSROs, or is an unrated security of comparable quality, is a second tier security. Under Rule 2a-7 the Trust Portfolio may not invest more than five percent of its assets in the first tier securities of any one issuer other than the United States Government, its agencies and instrumentalities. In addition, the Trust Portfolio may not invest in a second tier security if immediately after the acquisition thereof the Trust Portfolio would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

     The Trust Portfolio's investments may include the following, diversified by maturities and issuers:

     1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Bank, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

     2. Certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loans associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     3. Commercial paper, including funding agreements and variable amount master demand notes, of prime quality (rated A-1+ or A-1 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by domestic and foreign companies which have an outstanding debt issued rated AAA or AA by Standard & Poor's or Aaa or Aa by Moody's). For a description of such ratings see Appendix A. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a further description of variable amount master demand notes, see "Additional Investment Policies" below.

     4. Repurchase agreements pertaining to the above securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the counterparty at an agreed-upon future date. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements are currently entered into with creditworthy counterparties as determined by the Adviser, including broker-dealers, member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with the Fund's custodian. For each repurchase agreement, the Trust Portfolio requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement is always less than 397 days. In the event that a vendor defaulted on its repurchase obligation, the Trust Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Trust Portfolio might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Trust Portfolio's assets. Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the counterparty of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

     The Trust Portfolio may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. These securities must generally be rated. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose entity. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. Generally, as required by Rule 2a-7, the special purpose entity is deemed to be the issuer of the asset-backed security; however, the Trust Portfolio is required to treat any person whose obligations constitute ten percent or more of the assets of the asset-backed security as the issuer of the portion of the asset-backed security that such obligations represent.

                  Additional Investment Policies
                  ------------------------------

     The following investment policies supplement those set forth above.

     Floating and Variable Rate Obligations. The Trust Portfolio may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days notice. The Trust Portfolio may also invest in master demand notes which are obligations that permit the Trust Portfolio to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Trust Portfolio, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. The Trust Portfolio also may invest in short-term obligations of insurance companies, sometimes referred to as funding agreements. These arrangements are direct obligations of insurance companies and are not traded. Where these types of obligations are not secured by letters of credit or other credit support arrangements, the Trust Portfolio's right to redeem is dependent on the ability of the borrower or insurance company to pay principal and interest on demand.

     Reverse Repurchase Agreements. While the Trust Portfolio has no plans to do so, it may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Trust Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

     Illiquid Securities and Restricted Securities. The Trust Portfolio will not maintain more than 10% of its net assets in illiquid securities. Illiquid securities may include securities that are not readily marketable, securities subject to legal or contractual restrictions on resale (except as described below) and repurchase agreements not terminable within seven days. Restricted securities are securities subject to the contractual or legal restrictions on resale, such as those arising from an issuers reliance upon certain exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act"). Restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Directors, including securities eligible for resale under Rule 144A under the Securities Act and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securities Act, will not be treated as illiquid for purposes of the restriction on illiquid securities. As to illiquid securities, the Trust Portfolio is subject to a risk that, should the Trust Portfolio desire to sell them when a ready buyer is not available at a price the Trust Portfolio deems representative of their value, the value of the Trust Portfolio's net assets could be adversely affected.

     The Directors have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Directors.

     Following the purchase of a restricted security by the Trust
Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Directors regarding purchases of liquid restricted securities.

     Senior Securities. The Trust Portfolio will not issue senior securities except as permitted by the Act or the rules, regulations, or interpretations thereof.

                             General
                             -------

     While there are many kinds of short-term securities used by money market investors, the Trust Portfolio, in keeping with its primary investment objective of safety of principal, generally invests in the types summarized above. The Trust Portfolio may make investments in certificates of deposit and banker's acceptances issued or guaranteed by, or time deposits maintained at, foreign branches of U.S. banks and U.S. and foreign branches of foreign banks, and commercial paper issued by foreign companies. To the extent that the Trust Portfolio makes such investments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations and lack of uniform accounting standards. There can be no assurance that any of the Trust Portfolio's objectives will be achieved. The market value of the Trust Portfolio's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates.

     Net income to shareholders is aided both by the Trust Portfolio's ability to make investments in large denominations and by efficiencies of scale. Also, the Trust Portfolio may seek to improve its income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets.

     The Trust Portfolio's investment objectives may not be changed without the affirmative vote of a majority of the Trust Portfolio's outstanding shares as defined below. Except as otherwise provided, the Trust Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed by the Directors without a shareholder vote. However, the Trust Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

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                     INVESTMENT RESTRICTIONS

-----------------------------------------------------------------

     Unless otherwise specified to the contrary, the following restrictions may not be changed without the affirmative vote of
(1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Trust Portfolio's assets will not constitute a violation of that restriction.

     The Trust Portfolio may not:

     1. purchase any security which has a maturity date of more than 397 days from the date of the Trust Portfolio's purchase;

     2. invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry provided that for purposes of this restriction (a) there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits and (b) all finance companies as a group and all utility companies as a group are each considered to be a separate industry;

     3. invest more than 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities), except that up to 25% of the value of the Trust Portfolio's total assets may be invested without regard to such 5% limitation;(1)

--------
(1) As a matter of operating policy, pursuant to Rule 2a-7, the Trust Portfolio will invest no more than 5% of its assets in the first tier(as defined in Rule 2a-7) securities of any one issuer, except that under Rule 2a-7, a Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days. Fundamental policy number (3) would give the Trust Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future. Pursuant to Rule 2a-7, acquisition of a fully collateralized repurchase agreement is deemed to be the acquisition of the underlying securities.

     4. invest in more than 10% of any one class of an issuer's outstanding securities (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

     5. borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 15% of the Trust Portfolio's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Trust Portfolio will not purchase any investments while borrowings in excess of 15% of total assets exist;

     6. pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Trust Portfolio except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 5% of the Trust Portfolio's assets;

     7. make loans, provided that the Trust Portfolio may purchase money market securities and enter into repurchase agreements;

     8. enter into repurchase agreements if, as a result thereof, more than 10% of the Trust Portfolio's assets would be subject to repurchase agreements not terminable within seven days and other illiquid investments; or

     9. (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, including futures contracts, interests in oil, gas and other mineral exploration or other development programs; (d) purchase securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, call, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Trust Portfolio's assets would be invested in such securities; (g) purchase or retain securities of any issuers if those officers and directors of the Fund and of the Adviser who own individually more than 1/2% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities.

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                            MANAGEMENT

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Organization
------------

     The Trust Portfolio is a series of AllianceBernstein Institutional Reserves, Inc., an open-end management investment company registered under the Act and organized as a Maryland corporation on March 21, 1990. The Adviser provides investment advice and, in general, conducts the management and investment program of the Fund, subject to the general supervision and control of the Board of Directors.

     Normally, shares of each series are entitled to one vote per share, and vote as a single series, on matters that affect each series in substantially the same manner. Maryland law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by federal or Maryland law. Shareholders have available certain procedures for the removal of directors.

Board of Directors Information
------------------------------

     The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                     PORTFOLIOS
                                 PRINCIPAL           IN FUND        OTHER
                                 OCCUPATION(S)       COMPLEX        DIRECTOR-
NAME, AGE AND ADDRESS            DURING PAST         OVERSEEN BY    SHIPS HELD
OF DIRECTOR (Years of service)*  5 YEARS             DIRECTOR       BY DIRECTOR
-------------------------------  -------             --------       -----------

INTERESTED DIRECTOR
-------------------

John D. Carifa,** 58,            President, Chief        113        None
1345 Avenue of the Americas      Operating Officer
New York, NY 10105 (13)          and a Director of
                                 Alliance Capital
                                 Management
                                 Corporation ("ACMC"),
                                 with which he has
                                 been associated since
                                 prior to 1998.

DISINTERESTED DIRECTORS
-----------------------

Ruth Block,#+ 72,                Formerly                 94        None
P.O. Box 4623,                   Executive Vice
Stamford, CT  06903 (11)         President and Chief
                                 Insurance Officer of
                                 The Equitable Life
                                 Assurance Society of
                                 the United States;
                                 Chairman and Chief
                                 Executive Officer of
                                 Evlico; a Director of
                                 Avon, BP (oil and
                                 gas), Ecolab,
                                 Inc.(speciality
                                 chemicals), Tandem
                                 Financial Group and
                                 Donaldson, Lufkin &
                                 Jenrette Securities
                                 Corporation; former
                                 Governor at Large
                                 National Association
                                 of Securities
                                 Dealers, Inc.

David H. Dievler,#+ 73,          Independent              98        None
P.O. Box 167                     consultant.
Spring Lake, NJ  07762 (11)      Until December 1994,
                                 Senior Vice President
                                 of ACMC responsible
                                 for mutual fund
                                 administration. Prior
                                 to joining ACMC in
                                 1984, Chief Financial
                                 Officer of Eberstadt
                                 Asset Management
                                 since 1968. Prior to
                                 that, Senior Manager
                                 at Price Waterhouse &
                                 Co. Member of
                                 American Institute of
                                 Certified Public
                                 Accountants since
                                 1953.

John H. Dobkin,#+ 61,            Consultant.              95        None
P.O. Box 12                      Formerly President of
Annandale, NY  12504 (11)        Save Venice, Inc.
                                 (preservation
                                 organization) from
                                 2001 - 2002; a Senior
                                 Advisor from June
                                 1999 to June 2000 and
                                 President from
                                 December 1989 to May
                                 1999 of Historic
                                 Hudson Valley
                                 (historic
                                 preservation).
                                 Previously, Director
                                 of the National
                                 Academy of Design.
                                 During 1988-92,
                                 Director and Chairman
                                 of the Audit
                                 Committee of ACMC.

William H. Foulk, Jr.,#+ 70,     Investment Adviser      110        None
2 Sound View Dr., Suite 100      and an independent
Greenwich, CT  06830 (13)        consultant. Formerly
                                 Senior Manager of
                                 Barrett Associates,
                                 Inc., a registered
                                 investment adviser,
                                 with which he had
                                 been associated since
                                 prior to 1998.
                                 Formerly Deputy
                                 Comptroller of the
                                 State of New York
                                 and, prior thereto,
                                 Chief Investment
                                 Officer of the New
                                 York Bank for
                                 Savings.

Clifford L. Michel,#+ 64,        Senior Counsel of        94        Placer
15 St. Bernard's Road            the law firm of                    Dome, Inc.
Gladstone, NJ 07934 (11)         Cahill Gordon &
                                 Reindel since
                                 February 2001, and a
                                 partner of that firm
                                 for more than
                                 twenty-five years
                                 prior thereto.
                                 President and Chief
                                 Executive Officer of
                                 Wenonah Development
                                 Company
                                 (investments).

Donald J. Robinson,#+ 69,        Senior Counsel of        93        None
98 Hell's Peak Road              the law firm of
Weston, VT 05161 (7)             Orrick, Herrington &
                                 Sutcliffe LLP since
                                 prior to 1998.
                                 Formerly a senior
                                 partner and a member
                                 of the Executive
                                 Committee of that
                                 firm.  Former member
                                 of the Municipal
                                 Securities
                                 Rulemaking Board and
                                 a Trustee of the
                                 Museum of the City
                                 of New York.

--------
*    There is no stated term of office for the Fund's Directors.
**   Mr. Carifa is an "interested person", as defined in the Act, of the Fund because of an affiliation with Alliance.
#    Member of the Audit Committee.
+    Member of the Nominating Committee.

     The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met four times during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Directors. The Nominating Committee did not meet during the Fund's most recently completed fiscal year.

     In approving the most recent annual continuance of the Fund's advisory agreement (the "Advisory Agreement"), the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board of Directors with experienced counsel that is independent of the Adviser.

     The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Trust Portfolio, as well as senior management's attention to any portfolio management issues, were considered. The Trust Portfolio's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered the expense limitation agreement for the Fund that sets an expense cap on overall Portfolio expenses and provides for waiver of fees by the Adviser or reimbursement if needed to meet such cap, the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent accountants in periodic meetings with the Fund's Audit Committee.

     In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees and overall expense levels of the Trust Portfolio to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of the Trust Portfolio as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Directors considered information provided by the Adviser concerning the Adviser's profitability with respect to the Trust Portfolio, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Directors took into account not only the fees paid by the Trust Portfolio, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating the Trust Portfolio's advisory fees, the Directors also took into account the demands, complexity and quality of the investment management of the Trust Portfolio.

     The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning the policies and procedures of the Adviser with respect to the execution of portfolio transactions.

     No single factor was considered in isolation or to be determinative to the decision of the Directors to approve the continuance of the Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Trust Portfolio to continue the Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

     The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex by each Director are set forth below.

                                               AGGREGATE DOLLAR
                         DOLLAR RANGE          RANGE OF EQUITY
                         OF EQUITY             SECURITIES IN THE
                         SECURITIES IN         ALLIANCEBERNSTEIN
                         THE FUND AS OF        FUND COMPLEX AS OF
                         DECEMBER 31, 2002     DECEMBER 31, 2002
                         -----------------     -----------------

John D. Carifa                None                Over $100,000
Ruth Block                    None                Over $100,000
David H. Dievler              None                Over $100,000
John H. Dobkin                None                Over $100,000
William H. Foulk, Jr.         None                Over $100,000
Clifford L. Michel            None                Over $100,000
Donald J. Robinson            None                Over $100,000

Officer Information
-------------------

Certain information concerning the Fund's officers is set forth below.

                           POSITION(S) HELD           PRINCIPAL OCCUPATION
NAME AND AGE*              WITH FUND                  DURING PAST 5 YEARS
-------------              ---------                  -------------------

John D. Carifa, 58         Chairman                   See biography above.

Susan L. Matteson, 40      President                  Senior Vice President of
                                                      ACMC** and President of
                                                      Cash Management
                                                      Services with which she
                                                      has been associated
                                                      since prior to 1998

Drew A. Biegel, 52         Senior Vice President      Vice President of ACMC**
                                                      with which he has been
                                                      associated since prior to
                                                      1998.

Kathleen A. Corbet, 43     Senior Vice President      Executive Vice President
                                                      of ACMC** with which she
                                                      has been associated since
                                                      prior to 1998.

John J. Kelley, 43         Senior Vice President      Senior Vice President of
                                                      ACMC** with which he has
                                                      been associated since
                                                      prior to 1998.

William E. Oliver, 53      Senior Vice President      Senior Vice President of
                                                      ACMC** with which he has
                                                      been associated since
                                                      prior to 1998.

Raymond J. Papera, 47      Senior Vice President      Senior Vice President of
                                                      ACMC** with which he has
                                                      been associated since
                                                      prior to 1998.

John F. Chiodi, Jr., 37    Vice President             Vice President of ACMC**
                                                      with which he has been
                                                      associated since prior to
                                                      1998.

Maria R. Cona, 48          Vice President             Vice President of ACMC**
                                                      with which she has been
                                                      associated since prior to
                                                      1998.

Joseph C. Dona, 42         Vice President             Vice President of ACMC**
                                                      with which he has been
                                                      associated since prior to
                                                      1998.

Joseph R. LaSpina, 42      Vice President             Vice President of ACMC**
                                                      with which he has been
                                                      associated since prior to
                                                      1998.

Eileen M. Murphy, 32       Vice President             Vice President of ACMC**
                                                      with which she has been
                                                      associated since prior to
                                                      1998.

Maria C. Sazon, 37         Vice President             Vice President of ACMC**
                                                      with which she has been
                                                      associated since prior to
                                                      1998.

Edmund P. Bergan, Jr., 53  Secretary                  Senior Vice President and
                                                      the General Counsel of
                                                      AllianceBernstein
                                                      Investment Research and
                                                      Management, Inc.
                                                      ("ABIRM")** and AGIS**
                                                      with which he has been
                                                      associated since prior to
                                                      1998.

Mark D. Gersten, 52        Treasurer and Chief        Senior Vice President
                                                      Financial Officer of
                                                      AGIS** with which he has
                                                      been associated since
                                                      1998. Thomas R. Manley,
                                                      52 Controller Vice
                                                      President of ACMC** with
                                                      which he has been
                                                      associated since prior to
                                                      1998.

--------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, ABIRM and AGIS are affiliates of the Fund.

     The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Trust Portfolio to each of the Directors during its fiscal year ended April 30, 2003, the aggregate compensation paid to each of the Directors during calendar year 2002 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                   Total
                                                   Number of
                                                   Registered
                                                   Investment    Total Number
                                                   Companies     of Investment
                                                   within the    Portfolios
                                      Total        Alliance      within the
                                      Compen-      Fund          Alliance Fund
                                      sation       Complex,      Complex,
                                      from the     Including     Including the
                                      Alliance     the Fund, as  Fund, as to
                       Aggregate      Fund         to which the  which the
                       Compensation   Complex,     Director is   Director is a
                       from the       Including    a Director    Director or
Name of Director       Portfolios     the Fund     or Trustee    Trustee
----------------       ------------   ---------    ------------  -------------

John D. Carifa            $-0-         $ -0-           51             113
Ruth Block                $549         $192,600        43              94
David H. Dievler          $548         $246,238        47              98
John H. Dobkin            $550         $217,888        45              95
William H. Foulk, Jr.     $550         $241,700        48             110
Clifford L. Michel        $549         $201,950        44              94
Donald J. Robinson        $550         $193,100        43              93

     As of August 13, 2003, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of the Trust Portfolio.

The Adviser
-----------

     Alliance Capital Management L.P. (the "Adviser" or "Alliance"), a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under the Advisory Agreement to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

     Alliance is a leading global investment management firm supervising client accounts with assets as of June 30, 2003, totaling more than $426 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

     Alliance, a Delaware limited partnership, is a registered investment adviser under the Investment Advisers Act of 1940, as amended. ACMC, an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner of both Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. AXA Financial is an indirect wholly-owned subsidiary of AXA, which is a holding company for an international group of insurance and related financial services companies. Alliance Holding Units are publicly traded on the New York Stock Exchange (the "Exchange"). Alliance Units do not trade publicly and are subject to significant restrictions on transfer.

     At March 31, 2003, Alliance Holding owned approximately 76.9 million, or 30.7%, of the issued and outstanding Alliance Units. ACMC owns 100,000 general partnership units in Alliance Holding and a 1% general partnership interest in Alliance. At March 31, 2003, AXA Financial was the beneficial owner of approximately 1.9% of the outstanding Alliance Holding Units and approximately 54.7% of the outstanding Alliance Units which, including the general partnership interests in Alliance and Alliance Holding, represent an economic interest of approximately 55.7% in Alliance. At March 31, 2003, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., was the beneficial owner of approximately 13.0% of the outstanding Alliance Units.

     Based on information provided by AXA, on March 3, 2003, approximately 17.70% of the issued ordinary shares (representing 28.71% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. At January 1, 2003, 70.13% of the shares (representing 79.83% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.82% of the shares of Finaxa (representing 13.32% of the voting power) were owned by BNP Paribas, a French bank. At January 1, 2003, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.48% of the issued ordinary shares (representing 33.16% of the voting power) of AXA.

     Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Trust Portfolio of the Fund and pays all compensation of Directors of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, the Trust Portfolio pays the Adviser at an annual rate of .45 of 1% of the average daily value of its net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive its fees and bear certain expenses so that the Trust Portfolio's expenses do not exceed on an annual basis .50 of 1% of the Trust Portfolio's average daily net assets. The contractual agreement automatically extends each year unless the Adviser provides the Fund with at least 60 days' notice prior to the end of the fiscal year of its determination not to extend the agreement. For the fiscal year ended April 30, 2003, the Trust Portfolio paid the Adviser at an annual rate of .45 of 1% ($5,060,964) of average daily net assets and no reimbursement was made. For the fiscal year ended April 30, 2002, the Trust Portfolio paid the Adviser at an annual rate of .45 of 1% ($5,366,120) of average daily net assets and no reimbursement was made. For the fiscal year ended April 30, 2001, the Trust Portfolio paid the Adviser at an annual rate of .45 of 1% ($4,716,153) of average daily net assets and the Adviser reimbursed $104,638, all of which represented advisory fees.

     The Adviser may make payments from time to time from its own resources, which may include the management fees paid by the Trust Portfolio to compensate intermediaries, including Sanford
C. Bernstein & Co., LLC ("Bernstein") an affiliate of the Adviser, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of shares of the Trust Portfolio, including paying for the preparation, printing and distribution of prospectuses and other literature or other promotional activities. The Trust Portfolio also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registrations and filings with the Securities and Exchange Commission ("Commission") and with state regulatory authorities. The Trust Portfolio pays all other expenses incurred in its operations, including the Adviser's management fees; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, administrative, accounting, and other office costs; fees and expenses of Directors who are not affiliated with the Adviser; costs of maintenance of the Fund's existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Trust Portfolio by the Adviser under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser; if so done, the services are provided to the Fund at cost and the payments therefor must be specifically approved in advance by the Directors.

     The Advisory Agreement remains in effect with respect to the Trust Portfolio from year to year, provided that such continuance is specifically approved at least annually by a vote of a majority of the Trust Portfolio's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by the majority of the Directors who are not parties to the Advisory Agreement or interested persons as defined in the Act. Most recently, the continuance of the Advisory Agreement for an additional annual period was approved by a vote, cast in person, of the Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at their special meeting held on October 9, 2002.

     The Advisory Agreement may be terminated with respect to the Trust Portfolio without penalty on 60 days' written notice at the option of either party or by vote of a majority of the outstanding voting securities of the Trust Portfolio; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

-----------------------------------------------------------------

                PURCHASE AND REDEMPTION OF SHARES

-----------------------------------------------------------------

     The Trust Portfolio may refuse any order for the purchase of shares and reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. The Trust Portfolio is only available through financial intermediaries.

     In order to open your account, the Trust Portfolio or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Trust Portfolio or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

     Shareholders maintaining accounts in the Trust Portfolio through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Trust Portfolio itself so that the institutions may properly process such orders prior to their transmittal to AGIS. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Trust Portfolio until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution.

     An order for the purchase of shares will become effective, and the shares purchased will receive the dividend on shares declared on that day, if such order is received by AGIS by 4:30 p.m. (Eastern time) and Federal funds or bank wire monies are received by 4:30 p.m. (Eastern time) on such day. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

     All shares purchased are confirmed monthly to each shareholder and are credited to his or her account at net asset value. To avoid unnecessary expense to the Trust Portfolio and to facilitate the immediate redemption of shares, stock certificates, for which no charge is made, are not issued except upon the written request of the shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal, such as telephone, telegraph and check-writing procedures. The Trust Portfolio reserves the right to reject any purchase order.

     The Trust Portfolio reserves the right to close out an account that is below $500,000 after at least 60 days' written notice to the shareholder unless the balance in such account is increased to at least that amount during such period. For purposes of this calculation, the sum of a shareholder's balance in all of the Fund's Portfolios will be considered as one account.

     A "business day," during which purchases and redemptions of Trust Portfolio shares can become effective and the transmittal of redemption proceeds can occur, is considered for Trust Portfolio purposes as any weekday on which the Exchange is open for trading and which is not a bank holiday. The Exchange is generally closed on national holidays and on Good Friday and Martin Luther King, Jr. Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. On any such day that is an official bank holiday, neither purchases nor wired redemptions can become effective because Federal funds cannot be received or sent. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings), when trading on the Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Trust Portfolio at such time and the income earned. No interest will accrue on amounts represented by uncashed redemption checks.

-----------------------------------------------------------------

        DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE

-----------------------------------------------------------------

     All net income of the Trust Portfolio is determined at 4:30 p.m. (Eastern time) and is paid immediately thereafter pro rata to shareholders of record of the Trust Portfolio via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs. No interest will accrue on amounts represented by uncashed distribution checks.

     The Trust Portfolio's net income consists of all accrued interest income on assets less expenses allocable to the Trust Portfolio (including accrued expenses and fees payable to the Adviser) applicable to that dividend period. Realized gains and losses of the Trust Portfolio are reflected in its net asset value and are not included in net income. Net asset value per share of the Trust Portfolio is expected to remain constant at $1.00 since all net income of the Trust Portfolio is declared as a dividend each time net income is determined and net realized gains and losses, if any, are expected to be relatively small.

     The valuation of the Trust Portfolio's securities is based upon its amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Trust Portfolio may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

     The Trust Portfolio maintains procedures designed to maintain, to the extent reasonably possible, the price per share of the Trust Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Trust Portfolio's portfolio holdings by the Directors at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Trust Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

     The net asset value of the shares of the Trust Portfolio is determined each business day (and on such other days as the Directors deem necessary) at 4:30 p.m. (Eastern time). The net asset value per share of the Trust Portfolio is calculated by taking the sum of the value of the Trust Portfolio's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of the Trust Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

-----------------------------------------------------------------

                              TAXES

-----------------------------------------------------------------

     The Trust Portfolio intends to qualify for each taxable year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and, as such, will not be liable for Federal income and excise taxes on the investment company taxable income and net capital gains distributed to its shareholders. Since the Trust Portfolio distributes all of its investment company taxable income and net capital gains, the Trust Portfolio should thereby avoid all Federal income and excise taxes.

     Distributions out of interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since the Trust Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Long-term capital gains, if any, distributed by the Trust Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of the length of time he may have held his shares. Any loss realized on shares held for six months or less will be treated as long-term capital loss for Federal income tax purposes to the extent of any long-term capital gain distributions received on such shares. Distributions of short and long-term capital gains, if any, are normally made once each year shortly before the close of the Trust Portfolio's fiscal year, although such distributions may be made more frequently if necessary in order to maintain the Trust Portfolio's net asset value at $1.00 per share.

-----------------------------------------------------------------

                       GENERAL INFORMATION

-----------------------------------------------------------------

Portfolio Transactions
----------------------

     Subject to the general supervision of the Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Trust Portfolio. Because the Trust Portfolio invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Trust Portfolio's shares since the portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

     The Trust Portfolio has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Trust Portfolio to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Trust Portfolio. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information.

Capitalization
--------------

     All shares of the Trust Portfolio participate equally in dividends and distributions from the Trust Portfolio, including any distributions in the event of a liquidation. Each share of the Trust Portfolio is entitled to one vote for all purposes. Shares of all classes vote for the election of Directors and on any other matter that affects all Portfolios of the Fund in substantially the same manner as a single class, except as otherwise required by law. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement, shares of each Portfolio vote as a separate class. There are no conversion or preemptive rights in connection with any shares of the Trust Portfolio. Since voting rights are noncumulative, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund are available to shareholders of each Portfolio. All shares of the Trust Portfolio when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a class may not be modified except by the vote of a majority of the outstanding shares of such class.

     The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another class would be governed by the Act and Maryland law.

     As of the close of business on August 13, 2003, there were 1,236,930,321 shares of the Trust Portfolio outstanding. Set forth and discussed below is certain information as to all persons who owned of record or beneficially 5% or more of the outstanding shares of the Trust Portfolio at August 13, 2003.

                                          No. of           % of
Name and Address                          Shares           Class
----------------                          ------           -----

Pershing as Agent                         832,314,309      67.30%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

Mesirow Financial                         95,471,964        7.72%
As Agent Omnibus A/C For Exclusive
Benefit of Customers
350 N. Clark Street
Chicago, IL  60610-4712

     Custodian. The Bank of New York, One Wall Street, New York,
New York 10286, serves as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase and sale of portfolio securities.

     Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel LLP, New York, New York, counsel for the Trust Portfolio and the Adviser.

     Auditors PricewaterhouseCoopers LLP, 1177 Avenue of the
Americas, New York, New York 10036, serves as independent auditors for the Trust Portfolio.

     Yield Quotations and Performance Information. Advertisements containing yield quotations for the Trust Portfolio may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Trust Portfolio's performance to bank money market deposit accounts, certificates of deposit or various indices. Yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act.

     Yield quotations for the Trust Portfolio are determined by
(i) computing the net change over a seven-day period, exclusive of the capital changes, in the value of a hypothetical pre-existing account having a balance of one share of the Trust Portfolio at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (iii) multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. The Trust Portfolio's effective annual yield represents a compounding of the annualized yield according to the formula: effective yield = [(base period return + 1) 365/7] - 1.

-----------------------------------------------------------------

     FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS

-----------------------------------------------------------------

     The Fund's financial statements and the report of PricewaterhouseCoopers LLP are incorporated herein by reference to the Fund's annual report. The Fund's annual report, dated April 30, 2003, was filed on July 3, 2003 with the Commission on Form N-CSR. The Fund's annual report is available without charge upon request by calling AGIS at (800) 221-5672. The Fund's financial statements include the financial statements of each of the Fund's portfolios.

-----------------------------------------------------------------

                            APPENDIX A
                COMMERCIAL PAPER AND BOND RATINGS

-----------------------------------------------------------------

Municipal and Corporate Bonds
-----------------------------

     The two higher ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa an Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's has stated that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

     The two highest ratings of Standard & Poor's for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within a rating category.

Short-Term Municipal Securities
-------------------------------

     Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of superior credit quality, enjoying excellent protection from established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection that are ample, although not as large as in the MIG-1/VMIG-1 group.

     Standard & Poor's highest rating for short-term municipal loans is SP-1. Standard & Poor's has stated that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 that are determined to have very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities and Commercial Paper
-----------------------------------------------

     Prime-1 is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and A-1+ and A-1 are the two highest ratings for commercial paper assigned by Standard & Poor's (Standard & Poor's does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while Standard & Poor's uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of A. Issuers rated Prime by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated A by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

                              PART C
                        OTHER INFORMATION

ITEM 23.  Exhibits

     (a) (1) Articles of Incorporation of the Registrant dated March 22, 1990 - Incorporated by reference to
               Exhibit 1(a) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 28, 1997.

          (2) Certificate of Correction to Articles of Incorporation of the Registrant dated June 21, 1990 - Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 28, 1997.

          (3) Articles Supplementary of the Registrant dated July 17, 1992 - Incorporated by reference to
               Exhibit 1(b) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 28, 1997.

          (4) Articles of Amendment of the Registrant dated June 2, 1998 - Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 26, 1998.

          (5) Articles Supplementary of the Registrant dated June 2, 1998 - Incorporated by reference to
               Exhibit 1(e) to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 26, 1998.

          (6) Articles of Amendment of the Registrant dated June 25, 1998 - Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 26, 1998.

          (7) Articles Supplementary of the Registrant dated December 6, 1999 - Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 30, 2001.

          (8) Articles of Amendment of the Registrant dated December 6, 1999 - Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 30, 2001.

          (9) Articles Supplementary of the Registrant dated July 19, 2000 - Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 30, 2001.

          (10) Articles Supplementary of the Registrant dated November 6, 2000 - Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on November 22, 2000.

          (11) Certificate of Correction to Articles of Incorporation of the Registrant dated November 29, 2000 - Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 2, 2001.

          (12) Articles Supplementary of the Registrant dated February 1, 2001 - Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 21 to Registrant's Registrant Statement on Form N-1A, filed with the Securities and Exchange Commission on February 2, 2001.

          (13) Articles of Amendment of the Registrant dated
               August 26, 2003 - Filed herewith.

     (b) By-Laws - Amended and Restated - Incorporated by reference to Exhibit 2 to Post-Effective Amendment No.
          13 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 28, 1997.

     (c)  See Exhibit (b).

     (d) Advisory Agreement between the Registrant and Alliance Capital Management L.P., amended February 1, 2001 - Incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 2, 2001.

     (e) Distribution Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc., (formerly Alliance Fund Distributors, Inc.) amended February 1, 2001 - Incorporated by reference to Exhibit (e) to Post-Effective Amendment No. 21 of the Registrant's Registration Statement on Form N-1A, filed February 2, 2001.

     (f)  Not applicable.

     (g) Custody Agreement between the Registrant and The Bank of New York - Incorporated by reference to Exhibit g(2) to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 29, 2002.

     (h) Transfer Agency Agreement between the Registrant and AllianceBernstein Investment Research and Management,
          Inc. (formerly Alliance Fund Services, Inc.) - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 28, 1997.

     (i) Opinion and Consent of Seward & Kissel LLP - Filed herewith.

     (j)  Consent of the Independent Auditors - Filed herewith.

     (k)  Not applicable.

     (l)  Not applicable.

     (m)  See Exhibit (e).

     (n)  Rule 18f-3 Plan - Incorporated by reference to
          Exhibit 18 to Post-Effective Amendment No. 15 to
          Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 29, 1998.


     (o)  Reserved.

     (p)  Not applicable (Money Market Fund).

     Other Exhibits:

          Powers of Attorney of Messrs. Carifa, Dievler, Dobkin, Foulk, Michel, Robinson and Ms. Block - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 30, 2001.

ITEM 24.  Persons  Controlled by or under Common Control with the
          Fund.

          Registrant does not control any person. Information regarding the persons under common control with the Registrant is contained in Exhibit 22 to the Registration Statement on Form S-1 under the Securities
          Act of 1933 of The Equitable Holding Companies
          Incorporated (Registration No. 33-48115).

ITEM 25.  Indemnification

          It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a)(1), and Section 7 of the Distribution Services Agreement filed as Exhibit
          (e)(1), all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d) to this Registration Statement, as set forth below.

          Section 2-418 of the Maryland General Corporation Law reads as follows:

          "2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS,
          EMPLOYEES AND AGENTS.--(a) In this section the following words have the meaning indicated.

               (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

               (2) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

               (3) "Expenses" include attorney's fees.

               (4) "Official capacity" means the following:

                    (i) When used with respect to a director, the office of director in the corporation; and

                    (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                    (iii) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

               (5) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

          (b) (1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

                    (i) The act or omission of the director was material to the matter giving rise to the proceeding;
          and

                         1.   Was committed in bad faith; or

                         2.   Was the result of active and
                              deliberate dishonesty; or

                    (ii) The director actually received an
          improper personal benefit in money, property, or services; or

                    (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

               (2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                    (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

               (3) (i) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                    (ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

               (4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

                    (i)  For a proceeding brought to enforce
                         indemnification under this section; or

                    (ii) If the charter or bylaws of the
                         corporation, a resolution of the board
                         of directors of the corporation, or an
                         agreement approved by the board of
                         directors of the corporation to which
                         the corporation is a party expressly
                         provide otherwise.

          (c) A director may not be indemnified under subsection
          (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

          (d) Unless limited by the charter:

               (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

               (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                    (i)  If it determines a director is entitled
                         to reimbursement under paragraph (1) of
                         this subsection, the court shall order
                         indemnification, in which case the
                         director shall be entitled to recover
                         the expenses of securing such
                         reimbursement; or

                    (ii) If it determines that the director is
                         fairly and reasonably entitled to
                         indemnification in view of all the
                         relevant circumstances, whether or not
                         the director has met the standards of
                         conduct set forth in subsection (b) of
                         this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

               (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

          (e) (1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

               (2) Such determination shall be made:

                    (i)  By the board of directors by a majority
                         vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                    (ii) By special legal counsel selected by the
                         board or a committee of the board by
                         vote as set forth in subparagraph (I) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which director who are parties may participate; or

                    (iii) By the stockholders.

               (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

               (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

          (f) (1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

                    (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

                    (ii) A written undertaking by or on behalf of
                         the director to repay the amount if it
                         shall ultimately be determined that the
                         standard of conduct has not been met.

               (2) The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

               (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

          (g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

          (h) This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

          (i) For purposes of this section:

               (1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

               (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

               (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

          (j) Unless limited by the charter:

               (1) An officer of the corporation shall be indemnified as and to the extent provided in subsection
          (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

               (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

               (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

          (k) (1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

               (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

               (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

          (l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

          Article EIGHTH of the Registrant's Articles of
          Incorporation provide as follows:

          EIGHTH: (1) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

          (2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

          (3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          (4) References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the Charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

     The Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

     The Distribution Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. provides that the Registrant will indemnify, defend and hold AllianceBernstein Investment Research and Management, Inc., and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which AllianceBernstein Investment Research and Management, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

     The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, the Advisory Agreement between Registrant and Alliance Capital Management L.P. and the Distribution Agreement between Registrant and AllianceBernstein Investment Research and Management, Inc. which are filed herewith as Exhibits (a)(1), (d) and (e), respectively, in response to
Item 23 and each of which are incorporated by reference herein.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officer and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26.  Business and Other Connections of Investment Adviser.

               The descriptions of Alliance Capital Management L.P. under the caption "The Adviser" in the Prospectus and "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

               The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

Item 27.  Principal Underwriters

          (a) AllianceBernstein Investment Research and Management, Inc. acts as the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. AllianceBernstein Investment Research and Management, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

          Alliance Capital Reserves
          Alliance Government Reserves
          Alliance Municipal Trust
          AllianceBernstein All-Asia Investment Fund, Inc. AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
          AllianceBernstein Blended Style Series, Inc.
          AllianceBernstein Bond Fund, Inc.
          AllianceBernstein Disciplined Growth Fund, Inc. AllianceBernstein Disciplined Value Fund, Inc. AllianceBernstein Dynamic Growth Fund, Inc. AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
          AllianceBernstein Global Growth Trends Fund, Inc. AllianceBernstein Global Small Cap Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Greater China '97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein Health Care Fund, Inc. AllianceBernstein High Yield Fund, Inc.
          AllianceBernstein Institutional Funds, Inc.
          AllianceBernstein Institutional Reserves, Inc. AllianceBernstein International Premier Growth Fund, Inc. AllianceBernstein Mid-Cap Growth Fund, Inc. AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc. AllianceBernstein Municipal Income Fund II AllianceBernstein New Europe Fund, Inc.
          AllianceBernstein Premier Growth Fund, Inc.
          AllianceBernstein Quasar Fund, Inc.
          AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Select Investor Series, Inc. AllianceBernstein Technology Fund, Inc.
          AllianceBernstein Trust
          AllianceBernstein Variable Products Series Fund, Inc. AllianceBernstein Worldwide Privatization Fund, Inc. AllianceBernstein Utility Income Fund, Inc.
          Sanford C. Bernstein Fund, Inc.

          The AllianceBernstein Portfolios

          (b) The following are the Directors and Officers of AllianceBernstein Investment Research and Management, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                              POSITIONS AND              POSITIONS AND
                              OFFICES WITH               OFFICES WITH
NAME                          UNDERWRITER                REGISTRANT
----                          -------------              -------------

Michael J. Laughlin           Director and Chairman

John D. Carifa                Director                   Chairman

Richard K. Saccullo           Director and President

David Conine                  Executive Vice President

Richard A. Davies             Executive Vice President
                              and Managing Director

Kurt H. Schoknecht            Executive Vice President

Edmund P. Bergan, Jr.         Senior Vice President,     Secretary
                              General Counsel and
                              Secretary

Benji A. Baer                 Senior Vice President

Matthew F. Beaudry            Senior Vice President

Amy I. Belew                  Senior Vice President

John R. Bonczek               Senior Vice President

John R. Carl                  Senior Vice President

William W. Collins, Jr.       Senior Vice President

Mark J. Dunbar                Senior Vice President

John C. Endahl                Senior Vice President

Andrew L. Gangolf             Senior Vice President      Assistant
                              and Assistant General      Secretary
                              Counsel

John Grambone                 Senior Vice President

William B. Hanigan            Senior Vice President

Bradley F. Hanson             Senior Vice President

Geoffrey L. Hyde              Senior Vice President

Robert H. Joseph, Jr.         Senior Vice President

George H. Keith               Senior Vice President

Richard D. Keppler            Senior Vice President

Richard E. Khaleel            Senior Vice President

Henry Michael Lesmeister      Senior Vice President

Susan L. Matteson-King        Senior Vice President

Shawn P. McClain              Senior Vice President

Daniel D. McGinley            Senior Vice President

Patrick J. Mullen             Senior Vice President

Joanna D. Murray              Senior Vice President

Daniel A. Notto               Senior Vice President

Peter J. O'Brien              Senior Vice President

John J. O'Connor              Senior Vice President

Catherine N. Peterson         Senior Vice President

Robert E. Powers              Senior Vice President

Domenick Pugliese             Senior Vice President      Assistant
                              and Deputy General         Secretary
                              Counsel

John P. Schmidt               Senior Vice President

Raymond S. Sclafani           Senior Vice President

Gregory K. Shannahan          Senior Vice President

Scott C. Sipple               Senior Vice President

Joseph F. Sumanski            Senior Vice President

Peter J. Szabo                Senior Vice President

Joseph T. Tocyloski           Senior Vice President

David R. Turnbough            Senior Vice President

Craig E. Welch                Senior Vice President

Richard A. Winge              Senior Vice President

Emilie D. Wrapp               Senior Vice President
                              and Assistant General
                              Counsel

Keith A. Yoho                 Senior Vice President

Patrick E. Ryan               Vice President and
                              Chief Financial Officer

Michael W. Alexander          Vice President

Ricardo Arreola               Vice President

Peter J. Barber               Vice President

Kenneth F. Barkoff            Vice President

Charles M. Barrett            Vice President

Troy E. Barton                Vice President

Laura J. Beedy                Vice President

Gregory P. Best               Vice President

Daniel U. Brakewood           Vice President

Robert F. Brendli             Vice President

Alan T. Brum                  Vice President

Kevin T. Cannon               Vice President

John M. Capeci                Vice President

John P. Chase                 Vice President

Leo H. Cook                   Vice President

Jean A. Coomber               Vice President

Russell R. Corby              Vice President

Dwight P. Cornell             Vice President

Michael R. Crimmins           Vice President

John W. Cronin                Vice President

Robert J. Cruz                Vice President

Daniel J. Deckman             Vice President

Sherry V. Delaney             Vice President

Jennifer M. DeLong            Vice President

Faith C. Deutsch              Vice President

Janet B. DiBrita              Vice President

Richard P. Dyson              Vice President

John S. Egner                 Vice President

Adam E. Engelhardt            Vice President

Sohaila S. Farsheed           Vice President

John J. Fennessy              Vice President

Mark D. Gersten               Vice President             Treasurer
                                                         and Chief
                                                         Financial Officer

Thomas R. Graffeo             Vice President

Marci Green                   Vice President

Alan Halfenger                Vice President

Michael S. Hart               Vice President

Jean-Francois Y. Hautemulle   Vice President

George R. Hrabovsky           Vice President

Dinah J. Huntoon              Vice President

Scott Hutton                  Vice President

Anthony D. Ialeggio           Vice President

Theresa Isoca                 Vice President

Oscar J. Isoba                Vice President

Michele C. Eschert
Johnson                       Vice President

Danielle M. Klaskow           Vice President

Victor Kopelakis              Vice President

Richard D. Kozlowski          Vice President

Daniel W. Krause              Vice President

Robert I. Kurzweil            Vice President

Donna M. Lamback              Vice President

P. Dean Lampe                 Vice President

Joseph R. Laspina             Vice President

Laurel E. Lindner             Vice President

James M. Liptrot              Vice President

James P. Luisi                Vice President

Michael F. Mahoney            Vice President

Scott T. Malatesta            Vice President

Kathryn Austin Masters        Vice President

Richard F. Meier              Vice President

Michael V. Miller             Vice President

Thomas F. Monnerat            Vice President

Doris T. Ciliberti Muller     Vice President

Charles B. Nanick             Vice President

Michael F. Nash, Jr.          Vice President

Jamie A. Nieradka             Vice President

David L. Nitz                 Vice President

Nicole Nolan-Koester          Vice President

Timothy J. O'Connell          Vice President

Richard J. Olszewski          Vice President

Albert Orokos                 Vice President

David D. Paich                Vice President

Christopher A. Panicoe        Vice President

Kevin J. Parchinski           Vice President

Todd P. Patton                Vice President

Jeffrey R. Petersen           Vice President

Mark A. Pletts                Vice President

James J. Posch                Vice President

Carol H. Rappa                Vice President

Arlene L. Reddington          Vice President

Bruce W. Reitz                Vice President

James A. Rie                  Vice President

Miguel A. Rozensztroch        Vice President

Karen C. Satterberg           Vice President

Eileen B. Sebold              Vice President

Stephanie Seminara            Vice President

Richard J. Sidell             Vice President

Teris A. Sinclair             Vice President

Rayandra E. Slonina           Vice President

Bryant B. Smith               Vice President

Jeffrey C. Smith              Vice President

Eileen Stauber                Vice President

Elizabeth K. Tramo            Vice President

Benjamin H. Travers           Vice President

Marie R. Vogel                Vice President

Wayne W. Wagner               Vice President

Jesse L. Weissberger          Vice President

Mark E. Westmoreland          Vice President

Paul C. Wharf                 Vice President

Scott Whitehouse              Vice President

Peter H. Whitlock             Vice President

Matthew Witschel              Vice President

Richard J. Appaluccio         Assistant Vice
                              President

Omar J. Aridi                 Assistant Vice
                              President

Joseph D. Asselta             Assistant Vice
                              President

Andrew Berger                 Assistant Vice
                              President

Gian D. Bernardi              Assistant Vice
                              President

Susan Bieber                  Assistant Vice
                              President

Paul G. Bishop                Assistant Vice
                              President

Heath A. Black                Assistant Vice
                              President

Michael J. Bodnar             Assistant Vice
                              President

Henry Brennan                 Assistant Vice
                              President

Mark S. Burns                 Assistant Vice
                              President

Maria L. Carreras             Assistant Vice
                              President

Chul Y. Chang                 Assistant Vice
                              President

Judith A. Chin                Assistant Vice
                              President

Jorge Ciprian                 Assistant Vice
                              President

Jeffrey T. Coghan             Assistant Vice
                              President

Kenneth J. Connors            Assistant Vice
                              President

Shawn M. Conroy               Assistant Vice
                              President

Michael C. Conrath            Assistant Vice
                              President

Ralph A. DiMeglio             Assistant Vice
                              President

Joseph T. Dominguez           Assistant Vice
                              President

Bernard J. Eng                Assistant Vice
                              President

Jeffrey M. Eschert            Assistant Vice
                              President

Michael J. Eustic             Assistant Vice
                              President

Efrain Fernandez              Assistant Vice
                              President

Anthony P. Fiore              Assistant Vice
                              President

Kelly P. Guter                Assistant Vice
                              President

Arthur F. Hoyt, Jr.           Assistant Vice
                              President

Mark W. Hubbard               Assistant Vice
                              President

David A. Hunt                 Assistant Vice
                              President

Kumar Jagdeo II               Assistant Vice
                              President

Michael J. Kawula             Assistant Vice
                              President

Elizabeth E. Keefe            Assistant Vice
                              President

Edward W. Kelly               Assistant Vice
                              President

Thomas J. Khoury              Assistant Vice
                              President

Charles Kim                   Assistant Vice
                              President

Jeffrey M. Kusterer           Assistant Vice
                              President

Gary M. Lang                  Assistant Vice
                              President

Evamarie C. Lombardo          Assistant Vice
                              President

Daniel K. McGouran            Assistant Vice
                              President

Andrew J. Magnus              Assistant Vice
                              President

Steven M. Miller              Assistant Vice
                              President

Jeffrey D. Mosco              Assistant Vice
                              President

John T. Multhauf              Assistant Vice
                              President

Alex E. Pady                  Assistant Vice
                              President

Wandra M. Perry-Hartsfield    Assistant Vice
                              President

Irfan A. Raja                 Assistant Vice
                              President

Rizwan A. Raja                Assistant Vice
                              President

Brendan J. Reynolds           Assistant Vice
                              President

David J. Riley                Assistant Vice
                              President

Christopher P. Rodney         Assistant Vice
                              President

Peter V. Romeo                Assistant Vice
                              President

Jessica M. Rozman             Assistant Vice
                              President

Michelle Y. Ryba              Assistant Vice
                              President

Christina Santiago            Assistant Vice
                              President and Counsel

Matthew J. Scarlata           Assistant Vice
                              President

John Scialabba                Assistant Vice
                              President

Orlando Soler                 Assistant Vice
                              President

Nancy D. Testa                Assistant Vice
                              President

Richard L. Tocyloski          Assistant Vice
                              President

Elsia M. Vasquez              Assistant Vice
                              President

Nina C. Wilkinson             Assistant Vice
                              President

Mark R. Manley                Assistant Secretary

     (c)  Not applicable.

ITEM 28.  Location of Accounts and Records.

     The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc. 500 Plaza Drive, Secaucus, New Jersey 07094 and at the offices of The Bank of New York, the Registrant's Custodian, One Wall Street, New York, New York 10286. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29.  Management Services.

     Not applicable.

ITEM 30.  Undertakings.

     Not applicable.

                            SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of August, 2003.

                   ALLIANCEBERNSTEIN INSTITUTIONAL RESERVES, INC.

                               By: /s/ John D. Carifa
                                   ------------------------------
                                   John D. Carifa
                                   Chairman

     Pursuant to the requirements of the Securities Act of l933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                       Title            Date
---------                       -----            ----

1)   Principal
     Executive Officer


     /s/ John D. Carifa         Chairman         August 29, 2003
     ----------------------
     John D. Carifa

2)   Principal Financial and
     Accounting Officer


     /s/ Mark D. Gersten        Treasurer        August 29, 2003
     ------------------------   and Chief
     Mark D. Gersten            Financial
                                Officer

     All of the Directors:

     Ruth Block
     John D. Carifa
     David H. Dievler
     John H. Dobkin
     William H. Foulk, Jr.
     Clifford L. Michel
     Donald J. Robinson


By:  /s/ Edmund P. Bergan, Jr.                   August 29, 2003
     --------------------------
     (Attorney-in-Fact)

                        Index to Exhibits

Exhibit No.    Description of Exhibit
-----------    ----------------------

(a)(13)        Articles of Amendment to Articles of Incorporation

(i)            Opinion and Consent of Seward & Kissel LLP

(j)            Consent of Independent Auditors


00250.0072 #420261v2